SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

XenoPort, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PRELIMINARY COPIES—SUBJECT TO COMPLETION

3410 Central Expressway

Santa Clara, California 95051

NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON             ,          , 2014

To the Stockholders of XenoPort, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 annual meeting of stockholders of XENOPORT, INC., a Delaware corporation, will be held on             ,          , 2014 at 8:00 a.m., local time, at the company’s offices located at 3410 Central Expressway, Santa Clara, California 95051 for the following purposes:

1.	To elect three Class 3 directors to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified.

2.	To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	To approve, on an advisory basis, the compensation of XenoPort’s named executive officers, as disclosed in the proxy statement accompanying this notice.

4.	To approve the XenoPort, Inc. 2014 Equity Incentive Plan.

5.	To consider a stockholder proposal to amend XenoPort’s bylaws to provide for the repeal of any provision of XenoPort’s bylaws not in effect on August 11, 2005, if properly presented before the 2014 annual meeting.

6.	To consider a stockholder proposal to amend Section 24 of Article IV of XenoPort’s bylaws to provide that the compensation of an incumbent director not up for election at an annual meeting of stockholders be limited to $35,000 per year unless such director’s performance is approved by the affirmative vote of the holders of a majority of the shares present in person or by proxy at such annual meeting, if properly presented before the 2014 annual meeting.

7.	To consider a stockholder proposal to amend subsection (a) of Section 28 of Article V of XenoPort’s bylaws to disqualify from serving as an officer of XenoPort any director or any nominee for director who receives a vote of the holders of less than a majority of the outstanding shares of XenoPort at any meeting of stockholders, unless that disqualification would violate the terms of any agreement of XenoPort entered into prior to February 10, 2014 (except as a result of “qualifying termination”), if properly presented before the 2014 annual meeting.

8.	To consider a stockholder proposal requesting the board of directors to take all available steps to amend XenoPort’s certificate of incorporation and its bylaws to eliminate any supermajority stockholder approval vote requirements in respect of amendments to XenoPort’s bylaws, if properly presented before the 2014 annual meeting.

9.	To consider a stockholder proposal to approve of the performance of Paul L. Berns as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

10.	To consider a stockholder proposal to approve of the performance of Dennis M. Fenton as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

11.	To consider a stockholder proposal to approve of the performance of John G. Freund as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

12.	To consider a stockholder proposal to approve of the performance of Catherine J. Friedman as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

13.	To consider a stockholder proposal to approve of the performance of Ernest Mario as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

14.	To consider a stockholder proposal to approve of the performance of William J. Rieflin as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

15.	To conduct any other business properly brought before the 2014 annual meeting.

We refer to Proposals 5 through 14 as the “Clinton Group Proposals,” Proposals 5 through 7 as the “Clinton Group Bylaw Proposals,” Proposal 8 as the “Clinton Group Supermajority Vote Proposal,” and Proposals 9 through 14 as the “Clinton Group Director Performance Proposals.”

These items of business are more fully described in the proxy statement accompanying this notice.

The board of directors has fixed the close of business on April 15, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, this annual meeting and at any postponement or adjournment thereof.

  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on                  , 2014 at 8:00 a.m., local time, at XenoPort’s Offices Located at 3410 Central Expressway, Santa Clara, California 95051

The proxy statement and annual report to stockholders are available at

www.ViewOurMaterial.com/XNPT

We have received notice from one of our stockholders, the Clinton Relational Opportunity Master Fund L.P. (which we refer to in this proxy statement as the “Clinton Group”), stating that it intends to nominate its own slate of three director nominees for election as directors, as well as to present the Clinton Group Proposals for approval, at the 2014 annual meeting. We do not endorse the election of any of the Clinton Group nominees for director and recommend that you vote FOR XenoPort’s nominees. In addition, we do not favor the presentation or submission to a vote at the 2014 annual meeting of any of the Clinton Group Proposals. However, to show support for our board and to ensure that all of our directors receive the compensation to which they are entitled, we recommend that you vote in favor of each of the Clinton Group Director Performance Proposals. You may receive proxy solicitation materials from the Clinton Group or other persons or entities affiliated with the Clinton Group, including an opposition proxy statement or gold proxy card. We are not responsible for the accuracy of any information provided by or relating to the Clinton Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Clinton Group or any other statements the Clinton Group may make. We urge you not to sign or return any gold proxy card sent to you by the Clinton Group. The only proposals presented by the Clinton Group that we recommend you vote FOR are the Clinton Group Director Performance Proposals (Proposals 9 through 14).

In selecting the director nominees that we are proposing for election in the attached proxy statement, your board of directors has focused on selecting a diverse group of experienced board candidates with strong credentials and relevant industry expertise who will work together constructively to execute XenoPort’s strategic plan for delivering long-term growth and stockholder value. Your board of directors is pleased to nominate for election as directors the three persons named in Proposal 1 in the attached proxy statement and on the enclosed WHITE proxy card.

Whether or not you plan to attend the 2014 annual meeting, please complete and sign the enclosed WHITE proxy card and return it in the enclosed addressed envelope (which is postage prepaid if mailed in the United States). Your promptness in returning the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the annual meeting even if you cannot attend the meeting in person. You may also vote by telephone or Internet by following the instructions on the WHITE proxy card. If you return your WHITE proxy card or vote by telephone or Internet, you may nevertheless attend the annual meeting and vote your shares in person. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

Even if you have previously signed a proxy card sent to you by or on behalf of the Clinton Group, you have the right to change your vote by completing, signing and returning the enclosed WHITE proxy card in the addressed envelope provided or by following the instructions on the WHITE proxy card to vote by telephone or Internet. Only the latest proxy you submit will be counted.

We urge you to disregard any proxy card sent by or on behalf of the Clinton Group or any person other than XenoPort, Inc. Voting to withhold your vote with respect to the nominees on any proxy card that is circulated by the Clinton Group is not the same as voting for our director nominees, because a vote to withhold with respect to any of the nominees on an alternate proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.

YOUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF XENOPORT’S DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE CLINTON GROUP OR TO VOTE FOR ANY OF THE CLINTON GROUP NOMINEES. YOUR BOARD ALSO RECOMMENDS A VOTE “FOR” PROPOSALS 2 THROUGH 4 AND 9 THROUGH 14, AND “AGAINST” PROPOSALS 5 THROUGH 8.

By Order of the Board of Directors
GIANNA M. BOSKO
Secretary

Santa Clara, California

April     , 2014

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

PRELIMINARY COPIES—SUBJECT TO COMPLETION

3410 Central Expressway

Santa Clara, California 95051

PROXY STATEMENT FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON             ,          , 2014

Meeting Agenda

PROPOSALS	PAGE NUMBER	VOTING STANDARD	BOARD VOTE RECOMMENDATION

Election of Three Class 3 Directors	12	Plurality	For each XenoPort director nominee
Management Proposals:

Ratification of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014	26	Majority of shares present and entitled to vote	For

Advisory approval of the compensation of XenoPort’s named executive officers as disclosed in this proxy statement	28	Majority of shares present and entitled to vote	For

Approval of the XenoPort, Inc. 2014 Equity Incentive Plan	29	Majority of shares present and entitled to vote	For
Stockholder Proposals (if properly presented):

Proposals 5 through 7	44	66-2/3% of the outstanding shares	Against

Proposal 8	49	Majority of shares present and entitled to vote	Against

Proposals 9 through 14	50	Majority of shares present and entitled to vote	For

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed WHITE proxy card because the board of directors of XenoPort, Inc. is soliciting your proxy to vote at the 2014 annual meeting of stockholders, referred to as the 2014 annual meeting, including any adjournments or postponements of the 2014 annual meeting. You are invited to attend the 2014 annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the 2014 annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed WHITE proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet.

We intend to mail this proxy statement and accompanying WHITE proxy card on or about April     , 2014 to all stockholders of record entitled to vote at the 2014 annual meeting.

How do I attend the 2014 annual meeting?

The 2014 annual meeting will be held on             ,          , 2014 at 8:00 a.m., local time, at XenoPort’s principal executive offices located at 3410 Central Expressway, Santa Clara, California 95051. Directions to the 2014 annual meeting may be found at http://www.XenoPort.com/contact/directions.htm. Information on how to vote in person at the 2014 annual meeting is discussed below.

Who can vote at the 2014 annual meeting?

Only stockholders of record at the close of business on April 15, 2014 will be entitled to vote at the 2014 annual meeting. On this record date, there were                      shares of common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If, on April 15, 2014, your shares were registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the 2014 annual meeting or vote by proxy. Whether or not you plan to attend the 2014 annual meeting, we urge you to fill out and return the enclosed WHITE proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If, on April 15, 2014, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2014 annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2014 annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the 2014 annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are 14 matters scheduled for a vote:

•	Election of three Class 3 directors to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified;

•	Ratification of the selection of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	Advisory approval of the compensation of XenoPort’s named executive officers, as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission, or SEC;

•	Approval of the XenoPort, Inc. 2014 Equity Incentive Plan, or the 2014 Plan;

•	Amending our bylaws to provide for the repeal of any provision of our bylaws not in effect on August 11, 2005, if properly presented before the 2014 annual meeting;

•

Amending Section 24 of Article IV of our bylaws to provide that the compensation of an incumbent director not up for election at an annual meeting of stockholders be limited to $35,000 per year unless such director’s performance is approved by the affirmative vote of a majority of the shares present in person or by proxy at such annual meeting, if properly presented before the 2014 annual meeting;

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Amending subsection (a) of Section 28 of Article V of our bylaws to disqualify from serving as an officer of XenoPort any director or any nominee for director who receives a vote of the holders of less than a majority of the outstanding shares of the company at any meeting of stockholders, unless that disqualification would violate the terms of any agreement of the company entered into prior to February 10, 2014 (except as a result of “qualifying termination”), if properly presented before the 2014 annual meeting;

•

Consideration of a stockholder proposal requesting the board of directors to take all available steps to amend our certificate of incorporation and bylaws to eliminate any supermajority stockholder approval vote requirements in respect of amendments to XenoPort’s bylaws, if properly presented before the 2014 annual meeting;

•	Approve the performance of Paul L. Berns as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting;

•	Approve the performance of Dennis M. Fenton as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting;

•	Approve the performance of John G. Freund as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting;

•	Approve the performance of Catherine J. Friedman as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting;

•	Approve the performance of Ernest Mario as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting; and

•	Approve the performance of William J. Rieflin as a director of XenoPort since the 2013 annual meeting, if properly presented before the 2014 annual meeting.

Will other candidates be nominated for election as directors at the 2014 annual meeting in opposition to the board’s nominees?

Yes. The Clinton Group, a XenoPort stockholder, has notified us that it intends to nominate three persons for election as directors to the XenoPort board of directors at the 2014 annual meeting in opposition to the nominees recommended by XenoPort’s board. XenoPort’s board of directors does not endorse any nominee of the Clinton Group and unanimously recommends that you vote FOR ALL of the nominees proposed by XenoPort’s board by using the WHITE proxy card accompanying this proxy statement. The XenoPort board of directors strongly urges you not to sign or return any proxy card sent to you by the Clinton Group, which would be on a gold proxy card. If you have previously submitted a proxy card sent to you by the Clinton Group, you can revoke that proxy and vote for the XenoPort board’s nominees and on the other matters to be voted on at the 2014 annual meeting by using the enclosed WHITE proxy card and issuing a later-dated vote.

At the time this proxy statement was mailed, neither management nor the board of directors were aware of any other matters to be presented at the 2014 annual meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

What are the voting recommendations of the XenoPort board of directors?

XenoPort’s board of directors recommends that you vote your shares on your WHITE proxy card as follows:

•	“FOR ALL” three of XenoPort’s nominees to the board of directors named in this proxy statement (Proposal 1);

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2014 (Proposal 2);

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3);

•	“FOR” the approval of the 2014 Equity Incentive Plan (Proposal 4);

•	“AGAINST” the stockholder proposal submitted by the Clinton Group to amend our bylaws to provide for the repeal of any provision of our bylaws not in effect on August 11, 2005 (Proposal 5);

•	“AGAINST” the stockholder proposal submitted by the Clinton Group to amend our bylaws relating to board compensation (Proposal 6);

•

“AGAINST” the stockholder proposal submitted by the Clinton Group to amend our bylaws to disqualify from serving as an officer of XenoPort any director or any nominee for director who receives a vote of the holders of less than a majority of the outstanding shares of the company at any meeting of stockholders, unless that disqualification would violate the terms of any agreement of the company entered into prior to February 10, 2014 (except as a result of “qualifying termination”) (Proposal 7);

•

“AGAINST” the stockholder proposal submitted by the Clinton Group requesting the board of directors to take all available steps to amend our certificate of incorporation and bylaws to eliminate any supermajority stockholder approval vote requirements in respect of amendments to XenoPort’s bylaws (Proposal 8);

•	“FOR” the approval of the performance of Paul L. Berns as a director of XenoPort since the 2013 annual meeting (Proposal 9);

•	“FOR” the approval of the performance of Dennis M. Fenton as a director of XenoPort since the 2013 annual meeting (Proposal 10);

•	“FOR” the approval of the performance of John G. Freund as a director of XenoPort since the 2013 annual meeting (Proposal 11);

•	“FOR” the approval of the performance of Catherine J. Friedman as a director of XenoPort since the 2013 annual meeting (Proposal 12);

•	“FOR” the approval of the performance of Ernest Mario as a director of XenoPort since the 2013 annual meeting (Proposal 13); and

•	“FOR” the approval of the performance of William J. Rieflin as a director of XenoPort since the 2013 annual meeting (Proposal 14).

XenoPort’s board of directors

strongly urges you not to sign or return any proxy card sent to you by the Clinton Group.

How do I vote?

You may either vote “For” each of the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2014 annual meeting, vote by proxy using the enclosed WHITE proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the 2014 annual meeting, we urge you to vote by submitting your WHITE proxy to ensure that your vote is counted. You may still attend the 2014 annual meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the 2014 annual meeting and we will give you a ballot at the 2014 annual meeting.

•

To vote using the proxy card, simply complete, sign and date the enclosed WHITE proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2014 annual meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-888-693-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on             , 2014 to be counted.

•

To vote on the Internet, go to www.cesvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed WHITE proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on             , 2014 to be counted.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a WHITE proxy card and voting instructions with these proxy materials from that organization rather than directly from XenoPort. Simply complete and mail the WHITE proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the 2014 annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Telephone and Internet voting procedures are designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 15, 2014.

What should I do if I receive a proxy card from the Clinton Group?

The Clinton Group has notified us that it intends to nominate three individuals for election as directors to the XenoPort board of directors at the 2014 annual meeting in opposition to the nominees recommended by XenoPort’s board and to present ten stockholder proposals (referred to as the “Clinton Group Proposals”) at the 2014 annual meeting. If the Clinton Group proceeds with its alternative director nominations and Clinton Group Proposals, you may receive proxy solicitation materials from the Clinton Group, including an opposition proxy statement and gold proxy card. XenoPort is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Clinton Group or any other statements that it may otherwise make.

XenoPort’s board does not endorse any Clinton Group nominee and opposes Proposals 5, 6, 7 and 8 and unanimously recommends that you disregard any proxy card or solicitation materials that may be sent to you by the Clinton Group. Voting to “WITHHOLD” with respect to any of the Clinton Group’s nominees on its proxy card is NOT the same as voting for the XenoPort board’s nominees, because a vote to “WITHHOLD” with respect to any of the Clinton Group’s nominees on its proxy card will revoke any proxy you previously submitted. If you have already voted using the gold proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest validly executed proxy that you submit will be counted – any proxy may be revoked at any time prior to its exercise at the 2014 annual meeting by following the instructions under “Can I change my vote after submitting my proxy?” below. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885 or collect at (212) 929-5500.

What if I return a proxy card but do not make specific choices?

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record and you do not specify your vote on each proposal individually when voting on the Internet or over the telephone, or if you sign and return a WHITE proxy card without giving specific voting instructions, then your shares will be voted “FOR ALL” three of XenoPort’s nominees named herein to the board of directors (Proposal 1); “FOR” the ratification of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2); “FOR” the advisory approval of the compensation of our named executive officers (Proposal 3); “FOR” the approval of the 2014 Plan (Proposal 4); “AGAINST” each of the Clinton Group Bylaw Proposals (Proposals 5 through 7); “AGAINST” the Clinton Group Supermajority Vote Proposal (Proposal 8); and “FOR” each of the Clinton Group Director Performance Proposals (Proposals 9 through 14). If any other matter is properly presented at the 2014 annual meeting, your proxyholder (one of the individuals named on your WHITE proxy card) will vote your shares using his or her best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all 14 proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged the firm of MacKenzie Partners, Inc., or “MacKenzie,” to assist in the solicitation of proxies. Under the terms of its agreement, the services of MacKenzie include the distribution of materials to stockholders, providing information to stockholders (including direct contact with stockholders) from the materials prepared by us, analysis of beneficial ownership of our securities and providing such other advisory services as we may request from time to time. We anticipate that we will pay MacKenzie a fee of approximately $350,000 plus expenses for these services, though the costs of this proxy solicitation process could be lower or higher than our estimate. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. XenoPort’s aggregate expenses, including those of MacKenzie, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest and excluding salaries and wages of our officers and regular employees, are expected to be approximately $        , of which approximately $         has been spent to date. XenoPort has agreed to indemnify MacKenzie against certain liabilities relating to, or arising out of, their engagement.

Solicitations may also be made by personal interview, mail, telephone, facsimile, email, Twitter, other electronic channels of communication, or otherwise by directors, officers and other employees of XenoPort, but XenoPort will not additionally compensate its directors, officers, or other employees for these services. Appendix B sets forth information relating to certain of our directors, officers and employees who are considered “participants” in this proxy solicitation under the rules of the SEC by reason of their position or because they may be soliciting proxies on our behalf.

What does it mean if I receive more than one WHITE proxy card?

If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each WHITE proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the 2014 annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to XenoPort’s Secretary at 3410 Central Expressway, Santa Clara, California 95051.

•	You may attend the 2014 annual meeting and vote in person. Simply attending the 2014 annual meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the 2014 annual meeting, who will separately count: for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as “Against” votes on all proposals except the election of directors (Proposal 1). Broker non-votes will not be counted for purposes of determining the number of shares present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, broker non-votes will not affect the outcome of the vote on any of the proposals other than the Clinton Group Bylaw Proposals (Proposals 5, 6 and 7). In the case of the Clinton Group Bylaw Proposals (Proposals 5, 6 and 7), broker non-votes will have the same effect as a vote “Against” Proposals 5, 6 and 7.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, or NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors and executive compensation, including the advisory stockholder votes on executive compensation. Accordingly, the broker or nominee may not vote your shares with respect to the election of directors, the stockholder advisory vote on executive compensation, approval of the 2014 Plan or any of the Clinton Group Proposals, if you have not provided instructions, but may vote your shares on Proposal 2 (ratification of independent registered public accounting firm). We strongly encourage you to submit your WHITE proxy and exercise your right to vote as a stockholder.

How many votes are needed to approve each proposal?

•

For the election of directors, the three Class 3 nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only “For” or “Withhold” votes will affect the outcome. Broker non-votes will have no effect.

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To be approved, Proposal 2, the ratification of the selection of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014, must receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not affect the outcome of the vote on Proposal 2. See Proposal 2 for more information regarding stockholder ratification.

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To be approved, Proposal 3, the approval, on an advisory basis, of the compensation of XenoPort’s named executive officers, must receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not affect the outcome of the vote on Proposal 3. See Proposal 3 for more information regarding stockholder advisory approval.

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To be approved, Proposal 4, approval of the 2014 Plan, must receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not affect the outcome of the vote on Proposal 4. See Proposal 4 for more information regarding stockholder approval.

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To be approved, each of the Clinton Group Bylaw Proposals (Proposals 5, 6 and 7) must receive “For” votes from the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock entitled to vote generally in the election of directors. If you “Abstain” from voting on any of the Clinton Group Bylaw Proposals, it will have the same effect as an “Against” vote. Broker non-votes will be counted for purposes of determining the number of the then-outstanding shares entitled to vote in the election of directors and will have the same effect as an “Against” vote. See Proposals 5, 6 and 7 for more information regarding stockholder approval.

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To be approved, the Clinton Group Supermajority Vote Proposal (Proposal 8) must receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not affect the outcome of the vote on Proposal 8. See Proposal 8 for more information regarding stockholder approval.

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To be approved, each of the Clinton Group Director Performances Proposals (Proposals 9 through 14) must receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not affect the outcome of the vote on Proposals 9 through 14. See Proposals 9 through 14 for more information regarding stockholder approval.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the 2014 annual meeting in person or represented by proxy. On the record date, there were                      shares outstanding and entitled to vote. Thus, the holders of at least                      shares of common stock must be present in person or represented by proxy at the 2014 annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2014 annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the 2014 annual meeting or a majority of shares present at the 2014 annual meeting in person or represented by proxy may adjourn the 2014 annual meeting to another date.

How can I find out the results of the voting at the 2014 annual meeting?

Final voting results will be published in a current report on Form 8-K that we expect to file within four business days following the 2014 annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the 2014 annual meeting, we intend to file a Form 8-K disclosing preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by the close of business on December     , 2014, to XenoPort’s Secretary at 3410 Central Expressway, Santa Clara, California 95051, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. However, if our 2015 annual meeting of stockholders is not held between                  , 2015 and                  , 2015, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must provide specified information to XenoPort’s Secretary at 3410 Central Expressway, Santa Clara, California 95051 between the close of business on                  , 2015 and the close of business on                  , 2015, unless the date of our 2015 annual meeting of stockholders is before                  , 2015 or after                  , 2015, in which case such proposals shall be submitted no earlier than the close of business on the date 120 days prior to the 2015 annual meeting, and no later than the close of business on the later of (i) 90 days before the 2015 annual meeting of stockholders or (ii) ten days after notice of the date of the 2015 annual meeting is first publicly given. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chair of the 2015 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. The proxy solicited by the board of directors for the 2015 annual meeting of stockholders will confer discretionary voting authority with respect to any proposal presented by a stockholder at that meeting for which XenoPort has not been provided with timely notice. In addition, if the stockholder proposal is timely and in accordance with XenoPort’s bylaws, the proxy solicited will confer discretionary voting authority with respect to the proposal if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Securities Exchange Act of 1934, as amended.

What proxy materials are available on the Internet?

This proxy statement and our 2013 annual report to stockholders are available at www.ViewOurMaterial.com/XNPT.

BACKGROUND OF SOLICITATION

On September 26, 2013, representatives of the Clinton Group participated in a phone call with representatives of XenoPort to discuss a variety of topics relating to XenoPort.

On October 15, 2013, XenoPort received a letter from Gregory T. Taxin of the Clinton Group expressing his views on XenoPort.

On October 15, 2013, XenoPort issued a statement announcing receipt of the letter from the Clinton Group, expressing appreciation for stockholder input and stating that the board of directors would continue to review all aspects of XenoPort’s business.

On November 18, 2013, representatives of the Clinton Group participated in a phone call with representatives of XenoPort to discuss concerns that the Clinton Group had raised in the October 15, 2013 letter and to provide updated information to the Clinton Group related to XenoPort’s publicly-announced third quarter financial results.

On December 13, 2013, Dr. John G. Freund and Dr. Dennis Fenton, two of XenoPort’s directors, met with representatives of the Clinton Group, including Mr. Taxin, to discuss Mr. Taxin’s concerns and XenoPort’s strategies.

On December 16, 2013, Mr. Taxin, on behalf of the Clinton Group, sent a letter to Dr. Freund in which Mr. Taxin expressed his views on XenoPort’s strategy and certain corporate governance matters.

On December 20, 2013, Dr. Freund sent a letter to Mr. Taxin confirming receipt of Mr. Taxin’s letter, reiterating the commitment of the board of directors and the management team to enhance stockholder value, including through the execution of current strategy to commercialize HORIZANT.

On January 12, 2014, Dr. Ronald Barrett, XenoPort’s chief executive officer, contacted Mr. Taxin and offered to discuss XenoPort’s recent press release regarding business and performance updates and to meet with Mr. Taxin again for further discussions. Mr. Taxin never responded to Dr. Barrett’s invitation.

On February 10, 2014, Mr. Taxin, on behalf of the Clinton Group, sent a letter to XenoPort notifying it that the Clinton Group intended to present, at the 2014 annual meeting, the Clinton Group Proposals and nominate three persons for election to the board of directors.

On February 13, 2014, XenoPort’s outside counsel called counsel for the Clinton Group to try and discern Mr. Taxin’s ultimate goal in proposing a proxy contest.

On February 14, 2014, Clinton Group’s counsel called XenoPort’s outside counsel and indicated that Mr. Taxin was unwilling to discuss the issue through legal counsel but suggested a meeting with two of XenoPort’s board members.

On February 18, 2014, in light of the expense and disruption that would result from any proxy contest, Dr. Freund (in person) and Ms. Catherine J. Friedman, one of our directors (by telephone), met with Mr. Taxin to discuss Mr. Taxin’s letter.

On February 21, 2014, Dr. Freund and Ms. Friedman had a second meeting (by telephone) with Mr. Taxin to further discuss his letter and to attempt to reconcile their respective views.

On February 27, 2014, Dr. Freund and Ms. Friedman had a third meeting (by telephone) with Mr. Taxin to further discuss his letter and to attempt to reconcile their respective views.

On March 4, 2014, Dr. Freund and Ms. Friedman had a fourth meeting (by telephone) with Mr. Taxin to further discuss his letter and to attempt to reconcile their respective views. No agreements or understandings resulted from these conversations.

PROPOSAL 1

ELECTION OF DIRECTORS

Our amended and restated certificate of incorporation, as amended, and bylaws provide that the board of directors shall be divided into three classes, each class consisting, as nearly as possible, of one third of the total number of directors, and with each class having a three-year term. Vacancies on the board of directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy in a class shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified. This applies to vacancies created by an increase in the authorized number of directors or by the death, resignation, disqualification or removal of a director.

Our board of directors presently has nine members, and there are no vacancies. There are three directors in Class 3, the class whose term of office expires in 2014. Each of Ronald W. Barrett, Ph.D., Jeryl L. Hilleman and Wendell Wierenga, Ph.D., is currently a Class 3 director of XenoPort who was previously elected to the board of directors by the stockholders and was recommended for re-election to the board of directors by the nominating and corporate governance committee of the board of directors. If elected at the 2014 annual meeting, each of these three nominees would serve until the 2017 annual meeting of stockholders and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal. Each of these three nominees is submitted for re-election to the board of directors on the WHITE proxy card.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the 2014 annual meeting. The persons named as proxies on the WHITE proxy card intend to vote the proxies “FOR ALL” three of XenoPort’s nominees named below unless you indicate on the WHITE proxy card a vote to “WITHHOLD” your vote with respect to any of these nominees. Cumulative voting is not permitted. In the event that any nominee named below should become unavailable for election as a result of an unexpected occurrence, the proxies will be voted for the election of a substitute nominee or nominees proposed by the nominating and corporate governance committee of the board of directors. If any such substitute nominee(s) are designated, we will file an amended proxy statement and WHITE proxy card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the Securities and Exchange Commission. Each nominee named below has agreed to serve if elected, and our board of directors has no reason to believe that any such nominee will be unable to serve.

The nominating and corporate governance committee seeks to assemble a board of directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the nominating and corporate governance committee has identified and evaluated the three director nominees named below in the broader context of the board of directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the nominating and corporate governance committee views as critical to the effective functioning of our board of directors. In selecting these three director nominees, as well as the remaining current directors, the nominating and corporate governance committee focused on selecting a diverse group of experienced board candidates and members with strong credentials and relevant industry expertise who will work together constructively to execute our strategic plan for delivering long-term growth and stockholder value. Our board of directors is pleased to nominate for election as directors the three persons named in this proposal and on the enclosed WHITE proxy card.

The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each of Dr. Barrett, Ms. Hilleman and Dr. Wierenga, our director nominees, and of each director whose term will continue after the 2014 annual meeting, that led the nominating and corporate governance committee and the board of directors to believe such director or nominee should continue to serve on our board of directors.

CLASS 3 NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2017 ANNUAL MEETING

Ronald W. Barrett, Ph.D.

Ronald W. Barrett, Ph.D., age 58, is one of our founders and has served as our chief executive officer since September 2001. He served as our chief scientific officer from 1999 to 2001. Dr. Barrett has been a director since August 1999. From 1989 to 1999, he held various positions at Affymax Research Institute, a company employing combinatorial chemistry and high-throughput target screening for drug discovery, the most recent of which was senior vice president of research. Glaxo Wellcome plc, a pharmaceutical company, acquired Affymax Research Institute in 1995. Glaxo Wellcome subsequently merged with SmithKline Beecham plc, a pharmaceutical company, in 2000 to form GlaxoSmithKline plc, a pharmaceutical company. Prior to Affymax Research Institute, Dr. Barrett was a molecular pharmacologist in the Neuroscience Group at Abbott Laboratories, a healthcare company, from 1986 to 1989. Dr. Barrett received a B.S. from Bucknell University and a Ph.D. in pharmacology from Rutgers University. Dr. Barrett is a member of the board of directors of Concert Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company.

The nominating and corporate governance committee and the board of directors believe that Dr. Barrett’s extensive experience with the company as a founder and through his long tenure as chief executive officer, brings necessary historic knowledge and operational continuity to the board of directors. The nominating and corporate governance committee also believes that, as result of his long tenure with the company in scientific and executive positions, Dr. Barrett brings to the board of directors key scientific expertise, corporate development and investor relations experience and substantial leadership skills.

Jeryl L. Hilleman

Jeryl L. Hilleman, age 56, has been a member of our board of directors since January 2005. She is chief financial officer at Ocera Therapeutics, Inc., a clinical-stage biopharmaceutical company. Prior to joining Ocera in September 2013, Ms. Hilleman provided independent financial and strategic consulting for biotech and cleantech companies. From January 2008 to May 2012, she was chief financial officer of Amyris Biotechnologies, Inc., a company specializing in synthetic biology. Prior to joining Amyris, she was executive vice president and chief financial officer of Symyx Technologies, Inc., a company specializing in high-throughput experimentation for the discovery of materials, from 1997 to June 2007. Prior to joining Symyx in 1997, Ms. Hilleman served as vice president finance and chief financial officer of two public biotechnology companies, Geron Corporation and Cytel Corporation, which merged with Epimmune Inc. in 1999. Ms. Hilleman received an A.B. from Brown University and an M.B.A. from the Wharton Graduate School of Business.

The nominating and corporate governance committee and the board of directors believe that Ms. Hilleman’s significant experience as a chief financial officer of several public biotechnology companies provides valuable financial and audit expertise, particularly in light of Ms. Hilleman’s role as chairperson of the audit committee of the board of directors. As a result of her tenure as chairperson of the audit committee, Ms. Hilleman also provides valuable historic knowledge and continuity with respect to the company’s interactions with the SEC regarding complex accounting matters. The nominating and corporate governance committee further believes that Ms. Hilleman’s educational background and public company experience provides her with significant expertise in: (i) oversight of preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, including complex cost accounting and revenue recognition matters; and (ii) understanding internal controls and procedures for financial reporting as applicable for a company of our size and in our industry.

Wendell Wierenga, Ph.D.

Wendell Wierenga, Ph.D., age 66, has been a member of our board of directors since 2000. From June 2011 to March 2014, he served as executive vice president, research and development at Santarus, Inc., a specialty pharmaceutical company that was acquired by Salix Pharmaceuticals, Inc. in January 2014. Prior to joining Santarus in June 2011, he was executive vice president of research and development at Ambit Biosciences, Inc., a biopharmaceutical company engaged in the discovery and development of small-molecule kinase inhibitors, since January 2007. Dr. Wierenga served as executive vice president of research and development at Neurocrine Biosciences, Inc., a biopharmaceutical company developing therapeutics for neuropsychiatric, neuroinflammatory and neurodegenerative diseases, from 2003 to 2007. From 2000 to 2003, Dr. Wierenga was chief executive officer of Syrrx, Inc., a company focused on small-molecule drug compounds that was acquired by Takeda Pharmaceutical Company Limited in 2004. Prior to joining Syrrx, from 1990 to 2000, he was senior vice president of worldwide pharmaceutical sciences, technologies and development at Parke-Davis, a division of Warner Lambert Co., a pharmaceutical company. Pfizer Inc., a research-based pharmaceutical company, acquired Warner Lambert in 2000. Prior to Parke-Davis, Dr. Wierenga worked at Upjohn Co., later Pharmacia & Upjohn, Inc., a pharmaceutical and biotechnology company, for 16 years in various positions, including executive director of discovery research. Pfizer acquired Pharmacia & Upjohn, then named Pharmacia Corp., in 2002. Dr. Wierenga received a B.S. from Hope College and a Ph.D. in chemistry from Stanford University. From 1996 to 2013, Dr. Wierenga served as a member of the board of directors of Onyx Pharmaceuticals, Inc., a publicly-traded biotechnology company that was acquired by Amgen Inc. in 2013. Dr. Wierenga is currently a member of the boards of directors of Ocera Therapeutics, Inc., Cytokinetics, Inc., Concert Pharmaceuticals, Inc. and Apricus Biosciences, Inc., publicly-traded biopharmaceutical companies.

The nominating and corporate governance committee and the board of directors believe that Dr. Wierenga’s significant pharmaceutical research, clinical development and regulatory experience provide valuable scientific and technical expertise to the board of directors. Dr. Wierenga has served, or currently serves, as a member of the boards of directors of numerous other publicly-traded biopharmaceutical companies, providing appropriate perspective and extensive familiarity with financial and operations management, risk oversight, business strategy and governance matters. Dr. Wierenga also brings executive leadership experience to the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH NAMED NOMINEE.

CLASS 1 DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING

Dennis M. Fenton, Ph.D.

Dennis M. Fenton, Ph.D., age 62, has been a member of our board of directors since August 2009. Dr. Fenton is the owner and chief executive officer of Fenton and Associates, a biotechnology consulting firm. From 1982 to 2008, Dr. Fenton held numerous positions, including executive roles in process development, manufacturing, sales and marketing and research and development, at Amgen, Inc., a biotechnology company. From 2000 to 2008, Dr. Fenton was executive vice president responsible for worldwide operations, manufacturing, process development and quality. From 1995 to 2000, Dr. Fenton was senior vice president of operations, and from 1992 to 1995, Dr. Fenton was senior vice president of sales, marketing and process development for Amgen. Dr. Fenton received a B.S. in biology from Manhattan College and a Ph.D. in microbiology from Rutgers University. Dr. Fenton previously served as a member of the board of directors of Genzyme Corporation, a publicly-traded biotechnology company, from 2010 to 2011. Dr. Fenton is currently a member of the boards of directors of Dendreon Corporation, a publicly-traded biotechnology company; Hospira, Inc., a publicly-traded pharmaceutical company; and Kythera Biopharmaceuticals, Inc., a publicly-traded pharmaceutical company focused on the aesthetic medicine market.

The nominating and corporate governance committee and the board of directors believe that Dr. Fenton’s 26 years of experience, including numerous leadership positions at Amgen, a high-growth biotechnology company, brings a range of experience important to the board of directors. In particular, the nominating and corporate governance committee believes that Dr. Fenton’s experience in development, operations and sales and marketing is very valuable to the board of directors as we pursue commercialization of our product and product candidates.

Catherine J. Friedman

Catherine J. Friedman, age 53, has been a member of our board of directors since September 2007. Ms. Friedman has been an independent financial consultant serving private and public companies in the life sciences industry since 2006. Prior to that, Ms. Friedman held numerous positions over a 23-year investment banking career with Morgan Stanley & Co., an investment banking company, including managing director from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice from 1993 to 2006. Ms. Friedman received a B.A. from Harvard College and an M.B.A. from the University of Virginia Darden School of Business. Ms. Friedman is a member of the boards of directors of EnteroMedics Inc., a publicly-traded medical device company focused on obesity management, and GSV Capital Corp., a publicly-traded investment fund.

The nominating and corporate governance committee and the board of directors believe that Ms. Friedman’s 23 years of experience as a leading investment banker in the life sciences industry provides important industry and financial expertise. The nominating and corporate governance committee believes that Ms. Friedman’s extensive experience with company financing and capital market access are of particular importance as we continue to finance our operations.

Ernest Mario, Ph.D.

Ernest Mario, Ph.D., age 75, has been a member of our board of directors since June 2012. Dr. Mario is executive chairman of the board of directors of Capnia, Inc., a privately-held pharmaceutical company, and a partner with Pappas Ventures, a venture capital firm. From April 2003 to August 2007, Dr. Mario served as chairman of the board and chief executive officer of Reliant Pharmaceuticals, Inc., a privately-held pharmaceutical company. Prior to joining Reliant, he was the chairman and chief executive officer of IntraBiotics Pharmaceuticals, Inc., a biopharmaceutical company, and its predecessor, Apothogen, Inc., from January 2002 to April 2003. From 1997 to 2001, Dr. Mario served as chairman and chief executive officer of ALZA Corporation, a pharmaceutical company, and as co-chairman and chief executive officer of ALZA from 1993 to 1997. From 1992 to 1993, Dr. Mario served as deputy chairman of Glaxo Holdings plc., a pharmaceutical company, and as chief executive from 1989 to 1993. Dr. Mario received a Ph.D. and an M.S. in physical sciences from the University of Rhode Island and a B.S. in pharmacy from Rutgers University. Dr. Mario previously served as a member of the boards of directors of IntraBiotics Pharmaceuticals, Inc. from 2002 to 2007; Pharmaceutical Product Development, Inc., a publicly-traded contract research organization, from 1993 to 2011; Maxygen, Inc., a publicly-traded biotechnology company, from 1997 to 2013; and Vivus, Inc., a publicly-traded biopharmaceutical company, from 2012 to 2013. Dr. Mario is currently a member of the boards of directors of Boston Scientific Corporation, a publicly-traded medical device company; Celgene Corporation, a publicly-traded biopharmaceutical company; Chimerix Inc., a publicly-traded drug discovery company; Kindred Biosciences, Inc., a publicly-traded specialty pharmaceutical company; and TONIX Pharmaceuticals Holding Corp, a publicly-traded specialty pharmaceutical company.

The nominating and corporate governance committee and the board of directors believe that Dr. Mario’s qualifications to serve on our board of directors include his strong executive leadership experience including his experience as a chief executive officer. In addition, Dr. Mario has successfully led several pharmaceutical companies over the last several decades. He has extensive experience in financial and operations management, risk oversight, quality and business strategy as a result of this experience as well as his prior service on public company boards.

CLASS 2 DIRECTORS CONTINUING IN OFFICE UNTIL THE 2016 ANNUAL MEETING

Paul L. Berns

Paul L. Berns, age 47, has been a member of our board of directors since November 2005. He is president and chief executive officer of Anacor Pharmaceuticals, Inc., a pharmaceutical company. Prior to joining Anacor in March 2014, Mr. Berns was a self-employed consultant to the pharmaceutical industry. From March 2006 to August 2012, he served as president, chief executive officer and a member of the board of directors of Allos Therapeutics, Inc., a biopharmaceutical company, which was acquired by Spectrum Pharmaceuticals, Inc. in August 2012. From 2002 to 2005, Mr. Berns was chief executive officer, president and a director of Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation in 2005. From 2001 to 2002, Mr. Berns served as vice president and general manager of the Immunology, Oncology and Pain Therapeutics business unit of Abbott Laboratories, a pharmaceutical company. He served as vice president, marketing of BASF Pharmaceuticals-Knoll, a pharmaceutical company, from 2000 to 2001. From 1990 to 2000, Mr. Berns held various positions, including senior management roles, at Bristol-Myers Squibb Company, a pharmaceutical company. Mr. Berns received a B.S. from the University of Wisconsin. Mr. Berns is a member of the boards of directors of Jazz Pharmaceuticals plc and Cellectar Biosciences, Inc., publicly-traded specialty pharmaceutical companies, and Anacor Pharmaceuticals, Inc., a publicly-traded pharmaceutical company.

The nominating and corporate governance committee and the board of directors believe that Mr. Berns’ experience as a chief executive officer of Bone Care International and Allos Therapeutics provides significant operational and pharmaceutical industry leadership experience to the board of directors. In particular, Mr. Berns guided Allos Therapeutics through a period that included U.S. Food and Drug Administration approval of Allos’ first product.

John G. Freund, M.D.

John G. Freund, M.D., age 60, has been a member of our board of directors since 1999 and our lead independent director since July 2008. He has been a managing director of Skyline Ventures, a venture capital firm specializing in healthcare companies, since 1997. From 1995 to 1997, Dr. Freund was a managing director in the private equity group at Chancellor Capital Management, a private capital investment firm. AMVESCAP plc, an investment services company, acquired Chancellor Capital Management in 1998 and renamed the division INVESCO Private Capital. In 1995, he co-founded Intuitive Surgical, Inc., a medical device company. From 1988 to 1994, he held various positions at Acuson Corp., a maker of ultrasound equipment, including executive vice president. Siemens Corp. acquired Acuson in 2000. Prior to Acuson, Dr. Freund was a general partner of Morgan Stanley Venture Partners, a venture capital management firm, from 1987 to 1988. From 1982 to 1988, Dr. Freund was at Morgan Stanley & Co., an investment banking company, where he was a co-founder of the Healthcare Group in the Corporate Finance Department. He received a B.A. from Harvard College, an M.D. from Harvard Medical School and an M.B.A. from Harvard Business School. Dr. Freund was a member of the boards of directors of The New Economy Fund, a U.S.-registered investment fund, from 2000 to 2009; Sirtris Pharmaceuticals, Inc., at the time a publicly-traded pharmaceutical company, from 2004 to 2008; Hansen Medical, Inc., a publicly-traded company specializing in medical robotics, from 2002 to 2010; MAP Pharmaceuticals, Inc., a publicly-traded company developing inhalation-based pharmaceuticals, from 2004 to 2011; and MAKO Surgical Corp., a publicly-traded company that designs and sells an advanced robotic-arm solution, together with proprietary implants for orthopedic knee procedures, from 2008 to 2013. Dr. Freund is currently a member of the boards of directors of SMALLCAP World Fund, Fundamental Investors, Inc. and The Growth Fund of America, Inc., each of which are U.S.-registered investment funds; and Tetraphase Pharmaceuticals, Inc. and Concert Pharmaceuticals, Inc., each of which are publicly-traded pharmaceutical companies.

The nominating and corporate governance committee and the board of directors believe that Dr. Freund’s 30 years of healthcare venture capital investing, healthcare investment banking and management of healthcare companies provide significant and extensive industry expertise. Dr. Freund has served as a director of the company since 1999, bringing historic knowledge and continuity to the board of directors. Dr. Freund has served, or currently serves, as a member of the boards of directors of numerous other pharmaceutical or medical device companies, providing appropriate perspective and extensive familiarity with compensation and financial matters.

William J. Rieflin

William J. Rieflin, age 54, has been a member of our board of directors since September 2010. In September 2010, Mr. Rieflin was appointed chief executive officer and a member of the board of directors of NGM Biopharmaceuticals, Inc., a pharmaceutical company focused on metabolic diseases. Mr. Rieflin previously served as our president from 2004 to September 2010. From 1996 to 2004, he held various positions with Tularik Inc., a biotechnology company focused on the discovery and development of product candidates based on the regulation of gene expression, including executive vice president, administration, chief financial officer, general counsel and secretary. Amgen Inc. acquired Tularik in 2004. Mr. Rieflin received a B.S. from Cornell University, an M.B.A. from the University of Chicago Graduate School of Business and a J.D. from Stanford Law School. Mr. Rieflin is a member of the board of directors of Anacor Pharmaceuticals, Inc., a publicly-traded pharmaceutical company.

The nominating and corporate governance committee and the board of directors believe that Mr. Rieflin brings to the board substantial experience with the company, given his past role as our president, and extensive leadership skills, industry knowledge and operational expertise from his numerous positions as a biotechnology company executive.

CORPORATE GOVERNANCE AND BOARD MATTERS

INDEPENDENCE OF THE XENOPORT BOARD

As required under The NASDAQ Stock Market LLC, or Nasdaq, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with our counsel to ensure that the board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. Consistent with these considerations, our board of directors has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Ronald W. Barrett, Ph.D., our chief executive officer, and William J. Rieflin, our former president. In addition, our board of directors has determined that each member of our audit committee, compensation committee and nominating and corporate governance committee is an independent director within the meaning of the applicable Nasdaq listing standards and SEC rules.

INFORMATION REGARDING THE XENOPORT BOARD

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines to ensure that the board of directors has the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the principles that the board of directors will follow with respect to board member responsibilities, board of directors composition and selection, board of directors meetings and involvement of senior management, succession planning and board of directors committees and compensation. The Corporate Governance Guidelines were adopted by the board of directors to, among other things, reflect changes to the Nasdaq listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines may be viewed on our website at www.XenoPort.com under the section entitled “Investors/Corporate Governance.”

Meetings

During 2013, our board of directors held 22 meetings, including telephonic meetings, and acted by unanimous consent seven times. All directors attended at least 85% of the aggregate of the meetings of the board of directors and of the committees on which they served that were held during the period for which they were a director or a committee member. As required under applicable Nasdaq listing standards, in fiscal 2013, our independent directors met ten times in regularly scheduled executive sessions at which only independent directors were present. Although we do not have a formal policy regarding attendance by members of the board of directors at our annual meetings of stockholders, directors are encouraged to attend the annual meeting of XenoPort stockholders. All directors attended the 2013 annual meeting of stockholders in person or via telephonic conference.

Leadership Structure

Our board of directors does not currently have a formally-appointed chairman or other formal leadership structure that would allow one director to entirely shape the work of the board of directors. Dr. Freund has been appointed as our lead independent director, with authority and responsibility to: (i) in conjunction with the chief executive officer, establish meeting agendas; (ii) preside over meetings of the independent directors; (iii) preside over any portions of meetings of the full board of directors at which the evaluation or compensation of the chief executive officer is presented or discussed; (iv) preside over any portions of meetings of the full board of directors at which the performance of the board of directors is presented or discussed; and (v) coordinate the activities of the other independent directors. We believe that having a lead independent director separate from our chief executive officer reinforces the independence of the board of directors in its oversight of the business and affairs of the company. In addition, we believe that having a lead independent director creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board of directors to monitor whether management’s actions are in the best interests of the company and its stockholders. As a result, we believe that having a lead independent director can enhance the effectiveness of the board of directors as a whole.

Risk Oversight

One of the board of directors’ key functions is informed oversight of important enterprise risks facing the company. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole and through the board of directors’ committees. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper conduct. The board of directors’ role includes receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial, legal, regulatory, compliance, strategic and reputational risks. The board of directors and each committee also receive incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the entire board of directors as appropriate.

COMMITTEES OF THE BOARD

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The following table provides membership and meeting information for 2013 for each of the board of directors’ committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Paul L. Berns	—		X	*	—
Dennis M. Fenton, Ph.D.	—		X		—
John G. Freund, M.D. (1)	X		—		X	*
Catherine J. Friedman	X		—		X
Jeryl L. Hilleman	X	*	—		—
Ernest Mario, Ph.D.	—		—		X
William J. Rieflin	—		—		—
Wendell Wierenga, Ph.D.	—		X		—

Total meetings in 2013	7		6		2
Total actions by unanimous consent in 2013	3		15		0

*	Committee Chairperson
(1)	Dr. Freund serves as the lead independent director of the board of directors.

Below is a description of each standing committee of our board of directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities. The board of directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to XenoPort.

Audit Committee

The audit committee oversees (i) our corporate accounting and financial reporting practices and the audits of our financial statements and (ii) our healthcare compliance program, and it has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. For this purpose, the audit committee performs several functions. The audit committee evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible audit, audit-related and non-audit services; sets the compensation of the independent registered public accounting firm; reviews and approves the scope of the audit of the independent registered public accounting firm; monitors the rotation of partners of the independent registered public accounting firm on the company’s audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the scope, adequacy and effectiveness of internal controls over financial reporting; reviews and approves or rejects transactions between the company and any related persons; establishes procedures, as required under applicable law, for the retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting, auditing or healthcare compliance matters; reviews the results of management’s efforts to monitor compliance with the company’s programs and policies designed to ensure adherence to applicable laws and rules addressed by the healthcare compliance program; and meets to review the company’s annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The audit committee is currently comprised of three directors: Dr. Freund, Ms. Friedman and Ms. Hilleman. Ms. Hilleman serves as the chairperson of the audit committee. The board of directors annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that all members of our audit committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards and in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended). Our board of directors has also determined that Ms. Hilleman is an “audit committee financial expert” as defined in applicable SEC rules and satisfies the financial sophistication requirements of the Nasdaq listing standards. The board of directors made a qualitative assessment of Ms. Hilleman’s level of knowledge and experience based on a number of factors, including her formal education and experience as a chief financial officer for public reporting companies.

During 2013, the audit committee met seven times and acted by unanimous consent three times. The audit committee is governed by a written audit committee charter. The audit committee charter may be viewed on our website at www.XenoPort.com under the section entitled “Investors/Corporate Governance.”

Report of the Audit Committee of the Board of Directors1

The audit committee of the board of directors of XenoPort, Inc. oversees the company’s corporate accounting and financial reporting practices on behalf of the board of directors, including: (a) general oversight of the financial reporting process of the company; (b) monitoring the quality and integrity of the company’s financial statements and systems of internal accounting and financial controls; (c) compliance with legal and regulatory requirements related to the preparation and external audit of the company’s financial statements; and (d) the selection, evaluation and retention of the company’s independent registered public accounting firm. Each of the members of the audit committee is independent as defined under the listing standards of The NASDAQ Stock Market LLC and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended.

The audit committee is governed by a written charter approved by the board of directors. XenoPort management has primary responsibility for preparing the company’s financial statements, ensuring the integrity of such data and establishing the financial reporting process, including the company’s systems of internal controls. Ernst & Young LLP, XenoPort’s independent registered public accounting firm, is responsible for performing an audit of the company’s annual financial statements and expressing an opinion as to the fair presentation of the financial statements in conformity with accounting principles generally accepted in the United States, and reviewing the company’s unaudited interim financial statements. The audit committee’s responsibility is to oversee and review these processes.

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in XenoPort’s Annual Report on Form 10-K for the year ended December 31, 2013 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed with XenoPort’s independent registered public accounting firm its judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including those matters set forth in the Public

[1]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of XenoPort under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 16. In addition, the audit committee has discussed with XenoPort’s independent registered public accounting firm its independence from management and the company and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has also considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. The audit committee discussed with XenoPort’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its considerations of the company’s internal controls and the overall quality of the company’s financial reporting. The audit committee approved all audit, audit-related and non-audit services provided by XenoPort’s independent registered public accounting firm. The audit committee only approved services that were integrally connected to the audit services or that were at a level that did not otherwise compromise the independent registered public accounting firm’s independence. The audit committee has not approved any services by the independent registered public accounting firm that are related to financial information systems design and implementation or strategic tax planning services.

During fiscal year 2013, the audit committee held seven meetings. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in XenoPort’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The audit committee has selected, and the board of directors has recommended that the stockholders ratify the selection of, Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Respectfully submitted,
The Audit Committee of the Board of Directors

Jeryl L. Hilleman (Chairperson)
John G. Freund, M.D.
Catherine J. Friedman

Compensation Committee

The compensation committee reviews and approves the overall compensation strategy and policies for the company. The compensation committee: reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers; evaluates and recommends to the board of directors for approval the compensation plans and programs advisable for the company; establishes policies with respect to equity compensation arrangements; reviews and approves the terms of any employment agreements, severance arrangements, change-of-control protections and other compensatory arrangements for our executive officers; evaluates and recommends to the board of directors for approval the compensation and other terms of employment for our chief executive officer; evaluates, determines and approves the compensation and other terms of employment for our other executive officers; reviews and assesses the potential impact of our compensation practices on enterprise risk; administers our equity incentive plans and employee stock purchase plan, pension and profit-sharing plans, stock bonus plans, bonus plans, deferred compensation plans and other similar programs, including the review and approval of inducement awards in accordance with the company’s new hire inducement award plan; and reviews and determines the compensation to be paid to the non-employee members of our board of directors. The compensation committee also reviews with management the company’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

Historically, the compensation committee has made most significant adjustments to annual compensation, determined bonus and equity awards and approved new performance objectives at one or more meetings held during the first quarter of the year. However, the compensation committee also considers matters related to individual compensation, such as compensation for new executive hires or new hire inducement stock award grants, at various meetings throughout the year or pursuant to actions by unanimous consent. Generally, the compensation committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executive compensation decisions, including decisions relating to the grant of equity awards to executive officers, the compensation committee typically considers the recommendations of Dr. Barrett, XenoPort’s chief executive officer, and he often participates in the compensation committee’s deliberations about executive compensation matters. However, the compensation committee also meets in executive session, and Dr. Barrett does not participate in the determination of his own compensation, nor does he participate in deliberations with respect thereto. In the case of the chief executive officer, the evaluation of his performance is conducted by the compensation committee, which determines and recommends to the board of directors for approval any adjustments to his compensation as well as awards to be granted. From time to time, various members of management, including Mr. Angotti, XenoPort’s executive vice president, chief operating officer; Ms. Bosko, XenoPort’s senior vice president, chief legal officer and Mr. William Harris, XenoPort’s senior vice president, chief financial officer; and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in compensation committee meetings. The compensation committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the committee. In particular, the compensation committee has the sole authority to retain compensation consultants and other advisers, at XenoPort’s expense, to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. For all executives, as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the compensation committee engaged Radford, an Aon Hewitt Company, as compensation consultants. The compensation committee requested that Radford (i) evaluate the efficacy of the company’s existing compensation strategy and practices in supporting and reinforcing the company’s long-term strategic goals, (ii) assist in refining the company’s compensation strategy and developing and implementing a competitive executive compensation program to execute that strategy and (iii) conduct an independent review of our non-employee director compensation program.

As part of its engagement, Radford was requested by the compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The compensation committee has analyzed whether the work of Radford as a compensation consultant has raised any conflict of interest and determined, based on its review, that the work of Radford and the individual compensation advisors employed by Radford as compensation consultants to the compensation committee has not created any conflict of interest. The compensation committee will continue to assess the independence of any compensation advisers by reference to the foregoing factors, consistent with applicable Nasdaq listing standards. The specific determinations of the compensation committee with respect to executive compensation for fiscal 2013 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

The specific determinations of the compensation committee with respect to non-employee director compensation are described in greater detail in the Director Compensation section of this proxy statement.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, including a subcommittee composed of one or more members of the board of directors to grant stock awards under the company’s equity incentive plans. In addition, the board of directors delegated authority to our chief executive officer to grant, without any further action required by the compensation committee, stock options and stock awards under our 2005 Equity Incentive Plan in connection with the hiring of employees who are not officers of the company. The purpose of this delegation of authority is to enhance the flexibility of stock award administration within the company and to facilitate the timely grant of options and stock awards to new non-management employees within specified limits approved by the compensation committee. In particular, for 2013, our chief executive officer could grant options or stock awards to acquire up to an aggregate of 100,000 shares. During 2013, our chief executive officer exercised his authority to grant a restricted stock unit award covering an aggregate 400 shares of common stock to one newly hired non-officer employee. For 2014, our chief executive officer will not grant any options or stock awards in connection with the hiring of new employees, and all such grants will be handled by the compensation committee or the board of directors as appropriate.

The compensation committee is currently comprised of three directors: Mr. Berns and Drs. Fenton and Wierenga. Mr. Berns serves as the chairperson of the compensation committee. All members of the compensation committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The compensation committee met six times, and acted by unanimous consent 15 times, during 2013. The compensation committee is governed by a written compensation committee charter. The compensation committee charter may be viewed on our website at www.XenoPort.com under the section entitled “Investors/Corporate Governance.”

Compensation Committee Report2

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis, or CD&A, contained in this proxy statement. Based on this review and discussion, the compensation committee has recommended to the board of directors that the CD&A be included in this proxy statement and incorporated into XenoPort’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Respectfully submitted,
The Compensation Committee of the Board of Directors

Paul L. Berns (Chairperson)
Dennis M. Fenton, Ph.D.
Wendell Wierenga, Ph.D.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2013, our compensation committee consisted of Mr. Berns and Drs. Fenton and Wierenga. During 2013, none of the members of our compensation committee had at any time

[2]	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of XenoPort under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than XenoPort’s Annual Report on Form 10-K where it shall be deemed furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

been an officer or employee of XenoPort. During 2013, none of our executive officers served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for: overseeing all aspects of our corporate governance functions on behalf of the board of directors; making recommendations to the board of directors regarding corporate governance issues; identifying, reviewing and evaluating candidates to serve as directors; reviewing, evaluating and considering the recommendation for nomination of incumbent directors for re-election to the board of directors; monitoring the size of the board of directors; recommending candidates to the board of directors and making such other recommendations to the board of directors regarding affairs relating to our directors; assessing the performance of our board of directors and its committees and of individual directors; reviewing and assessing our corporate governance principles; and overseeing our legal, regulatory and ethical compliance programs, other than handling complaints related to accounting, financial or healthcare compliance matters, which are delegated to the audit committee.

To date, the nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. Instead, when considering candidates for director, the nominating and corporate governance committee will generally consider all of the relevant qualifications of board of directors candidates, including such factors as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our stockholders and whether the board candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the board of directors and the company. In addition, while it does not have a formal policy on the board of directors’ diversity, the nominating and corporate governance committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the board of directors having an appropriate range of expertise, talents, experiences and viewpoints. The nominating and corporate governance committee considers diversity criteria in view of the needs of the board of directors as a whole when making decisions on director nominations. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee will also review, prior to nominating such directors for another term, such directors’ overall service to XenoPort during their term. The nominating and corporate governance committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors.

Similarly, the nominating and corporate governance committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Stockholders wishing to recommend individuals for consideration by the nominating and corporate governance committee may do so by delivering a written recommendation to XenoPort’s Secretary at 3410 Central Expressway, Santa Clara, California 95051 and providing the candidate’s name, biographical data and qualifications and a document indicating the candidate’s willingness to serve if elected.

The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not. We have, from time to time, engaged an executive search firm to assist the nominating and corporate governance committee in identifying and recruiting potential candidates for membership on the board of directors.

The nominating and corporate governance committee is currently comprised of three directors: Ms. Friedman and Drs. Freund and Mario. Dr. Freund serves as chairperson of the nominating and corporate governance committee. All members of the nominating and corporate governance committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The nominating and corporate governance committee met twice during 2013. The nominating and corporate governance committee is governed by a written nominating and corporate governance committee charter. The nominating and corporate governance committee charter may be viewed on our website at www.XenoPort.com under the section entitled “Investors/Corporate Governance.”

STOCKHOLDER COMMUNICATIONS WITH THE XENOPORT BOARD

To date, we have not adopted a formal process for stockholder communications with the board of directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The nominating and corporate governance committee will consider, from time to time, whether adoption of a formal process for stockholder communications with the board of directors has become necessary or appropriate and, if adopted, will publish such policy promptly on our website. Stockholders may send communications to the board of directors by mail to 3410 Central Expressway, Santa Clara, California 95051, by facsimile at (408) 616-7211 or by e-mail at ir@XenoPort.com, each of the foregoing sent “Attn: Board of Directors.”

CODE OF ETHICS

We have adopted the XenoPort, Inc. Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. In 2013, the Code of Business Conduct and Ethics was amended and restated to reflect updates related to our revised Healthcare Compliance Program. Our Code of Business Conduct and Ethics is available on our website at www.XenoPort.com under the section entitled “Investors/Corporate Governance.” Stockholders may request a free copy of the code by submitting a written request to XenoPort, Inc., Attention: Investor Relations, 3410 Central Expressway, Santa Clara, California 95051. In addition, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by promptly disclosing on our website in the future (1) the nature of any amendment to our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and (2) the nature of any waiver, including an implicit waiver, from a provision of our Code of Business Conduct and Ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has selected Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and the board of directors has further directed that management submit the selection of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for ratification by the stockholders at the 2014 annual meeting. Ernst & Young LLP has served as XenoPort’s independent registered public accounting firm since the company’s inception in 1999. Representatives of Ernst & Young LLP are expected to be present at the 2014 annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as XenoPort’s independent registered public accounting firm. However, the board of directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of the board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of XenoPort and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

In connection with the audit of our 2013 financial statements, we entered into an engagement letter with Ernst & Young LLP, our independent registered public accounting firm, which sets forth the terms by which Ernst & Young LLP performed and will perform audit and interim review services for the company.

The following table represents aggregate fees billed or billable to XenoPort for the fiscal years ended December 31, 2013 and 2012 by Ernst & Young LLP, XenoPort’s independent registered public accounting firm.

	Fiscal Year Ended December 31,
	2013	2012
Audit fees	$1,262,369	$1,015,752
Audit-related fees	151,005	—
Tax fees	—	—
All other fees	$2,500	$1,875

Total fees	$1,415,874	$1,017,627

Audit Fees: Consists of fees for professional services rendered for the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. During the fiscal years ended December 31, 2013 and 2012, fees of $10,000 and $110,753, respectively, were billed in connection with prospectus supplement filings and a related follow-on public offering.

Audit-Related Fees: Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” During the fiscal year ended December 31, 2013, audit-related fees consisted of fees related to the review of our reacquisition of the HORIZANT business from Glaxo Group Limited, or GSK, in May 2013, and audit of the statement of assets acquired of the HORIZANT product line and review of related pro forma financial statements, in each case included in our current report on Form 8-K/A filed with the SEC in connection with our reacquisition of the HORIZANT business from GSK in May 2013. During the fiscal year ended December 31, 2012, Ernst & Young LLP did not provide any audit-related services to XenoPort.

Tax Fees: Consists of fees for professional services for tax compliance, tax advice and tax planning. During the fiscal years ended December 31, 2013 and 2012, Ernst & Young LLP did not provide any tax services to XenoPort.

All Other Fees: Consists of fees for products and services other than the services described above. During the fiscal years ended December 31, 2013 and 2012, all other fees related to the provision of access to a web-based accounting tool.

All fees described above for 2013 and 2012 were pre-approved by the audit committee.

PRE-APPROVAL POLICIES AND PROCEDURES

Since our initial public offering in June 2005, our audit committee has pre-approved all audit and permissible non-audit services by Ernst & Young LLP, XenoPort’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given as part of the audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Our audit committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the registered public accounting firm’s independence.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, the company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of XenoPort’s executive officers named in the Summary Compensation Table, or our named executive officers, as disclosed in this proxy statement in accordance with SEC rules.

At the 2011 annual meeting of stockholders, we requested that our stockholders indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of XenoPort’s named executive officers, commonly referred to as a “say-on-pay vote.” Although our stockholders did not indicate a majority preference on the frequency of future say-on-pay votes, there were more votes for an annual frequency than any other frequency, and our board of directors ultimately decided to hold annual say-on-pay votes. In accordance with that policy, this year, we are again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of XenoPort’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The board of directors is asking the stockholders to indicate their support for the compensation of XenoPort’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to XenoPort’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the board of directors or XenoPort. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the board of directors, and, accordingly, the board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Unless our board of directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at the 2015 annual meeting of stockholders.

Approval of this advisory proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF 2014 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the XenoPort, Inc. 2014 Equity Incentive Plan, or the 2014 Plan, at the 2014 annual meeting. The 2014 Plan was approved by our compensation committee on February 21, 2014, subject to approval by our stockholders. The 2014 Plan is intended to be the successor to the XenoPort, Inc. 2005 Equity Incentive Plan, the XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan (as amended) and the XenoPort, Inc. 2010 Inducement Award Plan (as amended) (collectively referred to as the Prior Plans).

Approval of the 2014 Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our compensation committee. The 2014 Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Approval of the 2014 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance-based stock and cash awards under the 2014 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, or the Code. Section 162(m) of the Code disallows a deduction to any publicly-held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to, and approved by, the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the 2014 Plan, which includes terms regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the 2014 Plan (as described in the summary below).

We believe it is in the best interests of the company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

If this Proposal 4 is approved by our stockholders, the 2014 Plan will become effective as of the date of the 2014 annual meeting and no additional stock awards will be granted under the Prior Plans (although all outstanding stock awards granted under the Prior Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the Prior Plans). In the event that our stockholders do not approve this Proposal 4, the 2014 Plan will not become effective and the Prior Plans will continue to be effective in accordance with their terms.

OVERHANG

The following table provides certain additional information regarding our equity incentive program.

As of March 28, 2014
Total number of shares of common stock subject to outstanding stock options	6,786,450
Total number of shares of common stock subject to outstanding full value awards	1,378,859
Weighted-average exercise price of outstanding stock options	$14.61
Weighted-average remaining term of outstanding stock options	6.68 years
Total number of shares of common stock available for grant under the 2005 Equity Incentive Plan, the 2005 Non-Employee Directors’ Stock Option Plan (as amended) and the 2010 Inducement Award Plan (as amended)	1,852,904
Total number of shares of common stock available for grant under other equity incentive plans	0

As of Record Date
Total number of shares of common stock outstanding
Per-share closing price of common stock as reported on NASDAQ Global Select Market

BURN RATE

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2013.

Fiscal Year 2013
Total number of shares of common stock subject to stock options granted	1,198,500
Total number of shares of common stock subject to full value awards granted	681,500
Total number of shares of common stock subject to stock options cancelled	199,706
Total number of shares of common stock subject to full value awards cancelled	302,662
Weighted-average common stock outstanding	47,545,222
Total common stock outstanding at December 31, 2013	47,800,366

DESCRIPTION OF THE 2014 EQUITY INCENTIVE PLAN

The material features of the 2014 Plan are outlined below. The following description of the 2014 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2014 Plan. Stockholders are urged to read the actual text of the 2014 Plan in its entirety, which is appended to this Proxy Statement as Appendix A.

Purpose

The 2014 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Successor to Prior Plans

The 2014 Plan is intended to be the successor to our 2005 Equity Incentive Plan, our 2005 Non-Employee Directors’ Stock Option Plan (as amended) and our 2010 Inducement Award Plan (as amended). If the 2014 Plan is approved by our stockholders, no additional stock awards will be granted under the Prior Plans.

Types of Awards

The terms of the 2014 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance awards that may be settled in cash, stock or other property.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2014 Plan (referred to as the Share Reserve) will not exceed the sum of (i) 2,500,000 new shares; (ii) the number of unallocated shares remaining available for grant under the Prior Plans as of the effective date of the 2014 Plan; and (iii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time. The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under the Prior Plans or the XenoPort, Inc. 1999 Stock Plan that, from and after the effective date of the 2014 Plan, (a) expire or terminate for any reason prior to exercise or settlement; (b) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares; or (c) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans or the XenoPort, Inc. 1999 Stock Plan with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant (referred to as the Prior Plans’ Appreciation Awards), are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.

The number of shares of our common stock available for issuance under the 2014 Plan will be reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant and (ii) 1.4 shares for each share of common stock issued pursuant to a full value award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant).

If (i) any shares of common stock subject to a stock award are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash; (ii) any shares of common stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; or (iii) with respect to a full value award, any shares of common stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, such shares will again become available for issuance under the 2014 Plan (collectively referred to as the 2014 Plan Returning Shares). For each 2014 Plan Returning Share subject to a full value award or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of common stock available for issuance under the 2014 Plan will increase by 1.4 shares.

Any shares of common stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the 2014 Plan, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the 2014 Plan or a Prior Plans’ Appreciation Award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the 2014 Plan or a Prior Plans’ Appreciation Award will no longer be available for issuance under the 2014 Plan.

Eligibility

All of our approximately 92 employees and eight non-employee directors as of March 31, 2014 are eligible to participate in the 2014 Plan and may receive all types of awards other than incentive stock options. Future employees and directors will also become eligible to participate in the 2014 Plan upon commencing service to the company. Incentive stock options may be granted under the 2014 Plan only to our employees (including officers) and employees of our affiliates. While technically all of our consultants could be eligible to participate in the 2014 Plan, our practice is to not grant equity awards to consultants.

Section 162(m) Limits

Under the 2014 Plan, subject to adjustment for certain changes in our capitalization, no participant will be eligible to be granted during any calendar year more than: (i) a maximum of 2,000,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our common stock on the date of grant; (ii) a maximum of 2,000,000 shares of our common stock under performance stock awards; and (iii) a maximum of $5,000,000 under performance cash awards. These limits are designed to allow us to grant awards that are intended to be exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The 2014 Plan will be administered by our board of directors, which may in turn delegate authority to administer the 2014 Plan to a committee. Our board of directors has delegated concurrent authority to administer the 2014 Plan to our compensation committee, but may, at any time, revest in itself some or all of the power previously delegated to our compensation committee. Each of the board of directors and the compensation committee is considered to be a Plan Administrator for purposes of this Proposal 4. Subject to the terms of the 2014 Plan, the Plan Administrator may determine the recipients, the numbers and types of awards to be granted, and the terms and conditions of awards granted under the 2014 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2014 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2014 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the 2014 Plan pursuant to stock option agreements. The 2014 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of an NSO may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of an ISO may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2014 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 4 as “continuous service”) terminates (other than upon the participant’s disability or death or upon a change in control and other than for cause), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a certain period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s continuous service terminates as of or within 12 months following a change in control (as defined in the 2014 Plan), the participant may exercise any vested stock options for up to 12 months following the participant’s termination of continuous service. Except as explicitly provided otherwise in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2014 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Under the 2014 Plan, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than upon the participant’s disability or death or upon a change in control and other than for cause) would be prohibited by applicable securities laws or the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2014 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2014 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2014 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2014 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2014 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner consistent with applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2014 Plan is 12,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the 2014 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2014 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Under the 2014 Plan, dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2014 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2014 Plan.

Performance Awards

The 2014 Plan allows us to grant performance stock and cash awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

A performance stock award is a stock award that is payable (including that may be granted, may vest or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the Plan Administrator may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2014 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the 2014 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; and (33) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2014 Plan, unless specified otherwise by our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the compensation committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the 2014 Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2014 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2014 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions; Change in Control

The following applies to stock awards under the 2014 Plan in the event of a corporate transaction (as defined in the 2014 Plan), unless otherwise provided in a written agreement between us or one of our affiliates and the holder of the stock award or in any director compensation policy.

In the event of a corporate transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any stock awards outstanding under the 2014 Plan or may substitute similar stock awards for stock awards outstanding under the 2014 Plan (including, but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the corporate transaction), and any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to stock awards may be assigned by us to our successor (or its parent company) in connection with the corporate transaction.

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding stock awards or substitute similar stock awards for such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated more than three months prior to the corporate transaction (referred to as Current Participants and Recent Participants), the vesting of such stock awards (and, if applicable, the time at which such stock awards may be exercised) will (contingent upon the effectiveness of the corporate transaction) be accelerated in full to a date prior to the corporate transaction, and such stock awards will terminate if not exercised (if applicable) at or prior to the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction).

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding stock awards or substitute similar stock awards for such outstanding stock awards, then with respect to stock awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants and Recent Participants, the vesting of such stock awards (and, if applicable, the time at which such stock awards may be exercised) will not be accelerated and such stock awards (other than a stock award consisting of vested and outstanding shares of our common stock not subject to our right of repurchase) will terminate if not exercised (if applicable) prior to the corporate transaction; provided, however, that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

Notwithstanding the foregoing, in the event a stock award will terminate if not exercised prior to the corporate transaction, the Plan Administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment, in such form as may be determined by the Plan Administrator, equal in value to the excess, if any, of (i) the value of the property the holder of the stock award would have received upon exercise of the stock award, over (ii) any exercise price payable by such holder in connection with such exercise.

For purposes of the 2014 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Under the 2014 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2014 Plan) as may be provided in the participant’s stock award agreement or other written agreement with us or one of our affiliates or in any director compensation policy of the company, but in the absence of such provision, no such acceleration will occur.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2014 Plan at any time. However, except as otherwise provided in the 2014 Plan or an award agreement, no amendment or termination of the 2014 Plan may impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2014 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2014 Plan after the tenth anniversary of the date the 2014 Plan was adopted by our compensation committee.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2014 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2014 Plan. The 2014 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2014 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

NEW PLAN BENEFITS

2014 Equity Incentive Plan

Name and Position	Number of Shares Subject to Stock awards
Ronald W. Barrett, Ph.D. Chief Executive Officer		(1)
William G. Harris Senior Vice President of Finance and Chief Financial Officer		(1)
Vincent J. Angotti Executive Vice President, Chief Operating Officer		(1)
Gregory T. Bates, D.V.M. Senior Vice President, Regulatory Affairs and Quality		(1)
Gianna M. Bosko Senior Vice President, Chief Legal Officer and Secretary		(1)
All current executive officers as a group		(1)
All current directors who are not executive officers, including our two non-employee director nominees (if elected), as a group	160,000	(2)
Each of our nominees for election as a director, if elected	20,000	(2)
Each nominee of the Clinton Group for election as a director, if elected	30,000	(3)
All employees as a group (including all current officers who are not executive officers as a group)		(1)

(1)	Awards granted under the 2014 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2014 Plan, and our compensation committee and board of directors have not granted any awards under the 2014 Plan subject to stockholder approval of this Proposal 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2014 Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2013 if the 2014 Plan had been in effect, are not determinable. Accordingly, no amounts are set forth in the table above with respect to our executive officers and other employees.
(2)	Awards granted under the 2014 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2014 Plan. However, our non-employee director compensation policy (which will become effective on the date of the 2014 annual meeting if this Proposal 4 is approved by our stockholders) establishes the number of shares subject to initial and annual stock awards that automatically will be granted to our non-employee directors under the 2014 Plan if this Proposal 4 is approved by our stockholders. Pursuant to such policy, if this Proposal 4 is approved by our stockholders, on the date of the 2014 annual meeting, each of our current non-employee directors (including our two non-employee director nominees if elected at the 2014 annual meeting) will be granted an annual stock award under the 2014 Plan consisting of (i) an option to purchase 15,000 shares of our common stock and (ii) a restricted stock unit award covering 5,000 shares of our common stock. For additional information regarding the non-employee director compensation policy, see the “Director Compensation” section below. The 160,000 share figure included in the table above with respect to this note (2) assumes that each of our current non-employee directors, including our two non-employee director nominees, will be continuing as non-employee directors following the 2014 annual meeting. Accordingly, the 20,000 share figure included in the table above with respect to this note (2) is included in the 160,000 share figure.

(3)	Pursuant to our non-employee director compensation policy, if this Proposal 4 is approved by our stockholders, on the date of the 2014 annual meeting, each person who is elected or appointed for the first time to be a non-employee director automatically will be granted, upon the date of his or her initial election or appointment to be a non-employee director, a nonstatutory stock option to purchase 30,000 shares of our common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders:
1999 Stock Plan (1)	296,563	$4.62	—
2005 Equity Incentive Plan (2)(3)	5,153,056	$13.42	1,810,768
2005 Non-Employee Directors’ Stock Option Plan (3)(4)	633,750	$15.83	30,000
2005 Employee Stock Purchase Plan (5)	—	—	255,602
Equity compensation plans not approved by security holders:
New Hire Option Agreement with Vincent J. Angotti (6)	140,612	$42.59	—
2010 Inducement Award Plan (3)(7)	600,173	$6.14	365,686

Total	6,824,154	$13.22	2,462,056

(1)	In December 1999, we adopted the 1999 Stock Plan, or the 1999 Plan, which was terminated in June 2005 in connection with our initial public offering so that no further awards may be granted under the 1999 Plan. Although the 1999 Plan has terminated, all outstanding options under the 1999 Plan will continue to be governed by their existing terms.
(2)	In January 2005, we adopted the 2005 Equity Incentive Plan, or the 2005 Incentive Plan, which became effective in June 2005 in connection with our initial public offering. A total of 2,000,000 shares of common stock were initially authorized for issuance under the 2005 Incentive Plan. Our board of directors may increase the share reserve of the 2005 Incentive Plan as of each January 1, from January 1, 2006 through January 1, 2015, by an amount determined by our board; provided, however that the increase for any year may not exceed the lesser of (1) 2.5% of the total number of shares of our common stock outstanding on the December 31st of the preceding calendar year or (2) 2,000,000 shares. During the year ended December 31, 2013, the annual increase to the 2005 Incentive Plan reserve was 1,176,691 shares. Restricted stock unit awards have been granted under the 2005 Incentive Plan and are included in column (a). The weighted-average exercise price in column (b) does include the effect of the restricted stock unit awards under the 2005 Incentive Plan, which awards do not carry an exercise price. At December 31, 2013, the weighted-average exercise price of outstanding options under the 2005 Incentive Plan was $18.19, excluding the restricted stock unit awards.
(3)	The 2014 Plan is intended to be the successor to our 2005 Equity Incentive Plan, our 2005 Non-Employee Directors’ Stock Option Plan (as amended) and our 2010 Inducement Award Plan (as amended). If the 2014 Plan is approved by our stockholders, no additional stock awards will be granted under the Prior Plans.

(4)	In January 2005, we adopted the 2005 Non-Employee Directors’ Stock Option Plan, or, as amended, the Directors’ Plan, which became effective in June 2005 in connection with our initial public offering. The Directors’ Plan provides for the automatic grant of options to purchase shares of our common stock to non-employee directors. A total of 150,000 shares of our common stock were initially authorized for issuance under the Directors’ Plan. Our board of directors may increase the share reserve of the Directors’ Plan as of each January 1, from January 1, 2006 through January 1, 2015, by an amount determined by our board; provided, however that the increase for any year may not exceed the excess of (1) the number of shares of our common stock subject to options granted under the Directors’ Plan during the preceding calendar year over (2) the number of shares added back to the share reserve of the Directors’ Plan during the preceding calendar year from cancellations. During the year ended December 31, 2013, the annual increase to the Directors’ Plan reserve was 135,000 shares.
(5)	In January 2005, we adopted the 2005 Employee Stock Purchase Plan, or ESPP, which became effective in June 2005 in connection with our initial public offering. The ESPP allows for qualified employees (as defined in the ESPP) to purchase shares of our common stock at a price equal to the lower of 85% of the closing price of our common stock at the beginning of the offering period or 85% of the closing price of our common stock on the date of purchase. A total of 250,000 shares of our common stock were initially authorized for issuance under the ESPP. Our board of directors may increase the share reserve of the ESPP as of each January 1, from January 1, 2006 through January 1, 2015, by an amount determined by our board; provided, however that the increase for any year may not exceed the lesser of (1) 1% of the total number of shares of our common stock outstanding on the December 31st of the preceding calendar year or (2) 250,000 shares. During the year ended December 31, 2013, the annual increase to ESPP reserve was 250,000.
(6)	On May 1, 2008, Mr. Angotti was granted a new employee inducement stock award outside of our stockholder approved equity plans consisting of nonqualified stock options to purchase 140,612 shares of our common stock. The stock options have a per share exercise price of $42.59, the closing trading price of our common stock on the NASDAQ Global Market on May 1, 2008. The stock options have a ten-year term and vest over four years, with 25% cliff vesting on the first anniversary of the May 1, 2008 grant date, and 1/48th of the shares subject to the options vesting monthly thereafter.
(7)	In May 2010, the 2010 Inducement Award Plan, or, as amended, the 2010 Inducement Plan, was adopted by our board of directors and became effective. We intend to grant awards under the 2010 Inducement Plan to persons not previously employees or directors of ours (or following bona fide periods of non-employment by us and our affiliates) as inducements material to such individuals entering into employment with us and to provide incentives for such persons to exert maximum efforts for our success. A total of 350,000 shares of common stock were initially authorized for issuance under the 2010 Inducement Plan and an additional 625,000 shares were authorized for issuance in 2011. The 2010 Inducement Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other stock awards. Restricted stock unit awards have been granted under the 2010 Inducement Plan and are included in column (a). The weighted-average exercise price in column (b) includes the effect of the restricted stock unit awards under the 2010 Inducement Plan, which awards do not carry an exercise price. At December 31, 2013, the weighted-average exercise price of outstanding options under the 2010 Inducement Plan was $7.43, excluding the restricted stock unit awards.

REQUIRED VOTE AND BOARD OF DIRECTORS RECOMMENDATION

Stockholder approval of this Proposal 4 requires a “FOR” vote from at least a majority of the shares present in person or represented by proxy and entitled to vote at the 2014 annual meeting. The 2014 Plan will not go into effect if our stockholders do not vote “FOR” approval of the 2014 Plan.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 4.

STOCKHOLDER PROPOSALS

Clinton Relational Opportunity Master Fund, L.P., c/o Clinton Group Inc., 601 Lexington Avenue, 51st Floor, New York, New York 10022, has advised XenoPort that it intends to present the following ten proposals at the 2014 annual meeting on behalf of itself. The Clinton Group has indicated that, as of February 7, 2014, it was the holder of record of 575 shares of XenoPort common stock and may be the beneficial owner of 1,174,615 shares of XenoPort common stock.

PROPOSAL 5

STOCKHOLDER PROPOSAL TO REPEAL CERTAIN BYLAW AMENDMENTS

Proposal 5 will be voted on at the 2014 annual meeting only if properly presented by or on behalf of the Clinton Group. Approval of this proposal requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of XenoPort entitled to vote generally in the election of directors. Abstentions will be counted as present for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will have the same effect as an “Against” vote.

The XenoPort board of directors recommends a vote AGAINST Proposal 5 based on the reasons set forth in XenoPort’s Statement of Opposition following the Proposal 5.

Proposal 5 (as received):

“RESOLVED, that any provision of the Bylaws of the Corporation as of the date of effectiveness of this resolution that was not included in the Bylaws publicly filed with the Securities and Exchange Commission on August 11, 2005, and was not adopted by the stockholders, be and hereby is repealed.”

XenoPort’s Statement in Opposition

The board of directors has carefully considered this proposal. The Clinton Group has indicated in its notice that it intends to present at the 2014 annual meeting a proposal to repeal any bylaw amendment in effect at the time of the 2014 annual meeting that is not included in our bylaws in effect as of August 11, 2005. Our board believes that this proposal is not in the best interests of XenoPort and its stockholders.

The board has not adopted, and presently does not expect to adopt, any amendment to XenoPort’s bylaws that would be affected by the proposed bylaw amendment presented by the Clinton Group and, therefore, expects this proposal to be moot. However, under Delaware law and our bylaws, the board is charged with the responsibility of overseeing the management of XenoPort, and the board of directors must retain its flexibility to react to the business demands facing XenoPort from time to time that is in the best interests of the stockholders. The board believes that the proposed amendment would constrain its ability to amend the bylaws to address matters arising prior to the 2014 annual meeting to serve the best interests of the stockholders. Our board members further believe that their fiduciary duties require them to retain the flexibility to adopt, at any time, any bylaw amendment deemed proper and in the best interests of XenoPort’s stockholders. The automatic repeal of a duly adopted bylaw amendment could have the unfortunate effect of repealing one or more properly adopted bylaw amendments that the board determined to be in the best interests of XenoPort and its stockholders, including in response to unforeseeable events occurring between now and the 2014 annual meeting.

The board believes that the adoption of this proposal is unnecessary and overbroad and therefore inconsistent with the best interests of XenoPort’s stockholders. The board is fully empowered by its corporate documents and applicable law to alter, amend, repeal or add provisions to XenoPort’s bylaws in accordance with its fiduciary duties. If it is proper and properly presented at the 2014 annual meeting by the Clinton Group, the board believes that this proposal has no purpose other than to prevent or repeal board actions otherwise permitted by XenoPort’s governing documents and Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “AGAINST” PROPOSAL 5.

PROPOSAL 6

STOCKHOLDER PROPOSAL TO AMEND BYLAWS TO LIMIT BOARD COMPENSATION

The Clinton Group has advised XenoPort that it intends to present the following proposal at the 2014 annual meeting on behalf of itself. Proposal 6 will be voted on at the 2014 annual meeting only if properly presented by or on behalf of the Clinton Group. Approval of this proposal requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of XenoPort entitled to vote generally in the election of directors, voting together as a single class. Abstentions will be counted as present for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will have the same effect as an “Against” vote.

The XenoPort board of directors recommends a vote AGAINST Proposal 6 based on the reasons set forth in XenoPort’s Statement of Opposition following the Proposal 6.

Proposal 6 (as received):

“RESOLVED, that the following provision shall be added immediately following the last sentence of Section 24 of Article IV of the Bylaws:

Notwithstanding any other provision of these Bylaws, (x) if at any annual meeting of stockholders for the election of directors a proposal (precatory or otherwise) with respect to an incumbent director who has not been nominated for election at such meeting but whose term continues beyond the date of such meeting to approve the performance since the preceding annual meeting of stockholders or the time at which such director was elected or appointed to the Board (whichever is later) is not submitted to a vote of stockholders, no such incumbent director shall be entitled, until such time as such proposal is submitted to a vote of stockholders and is approved by stockholders as provided in the following clause (y), to compensation as a director in excess of $35,000 per year, or (y) if a proposal to approve the performance of an incumbent director is submitted to a vote of stockholders (including, for the avoidance of doubt, pursuant to any stockholder proposal brought under Section 5 of these Bylaws), such incumbent director shall not be entitled to compensation as a director in excess of $35,000 per year if the proposal to approve such director’s performance is not approved by the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon, unless and until the next annual meeting of stockholders at which the proposal to approve such director’s performance is approved by the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon. For purposes of the prior sentence, director compensation shall include any and all director fees, whether paid in cash, property (including, without limitation, shares of stock of the corporation (whether or not subject to restrictions) or rights or options with respect thereto) or otherwise and whether paid as a retainer, meeting fee, performance fee or otherwise, but shall not include reimbursement for out-of-pocket costs and expenses actually and reasonably incurred by a director. Notwithstanding any other provisions of these Bylaws, neither this sentence nor the two preceding sentences shall be amended, altered or repealed by the Board of Directors, and no provision of the Bylaws inconsistent herewith or therewith shall be adopted by the Board of Directors, unless the same shall have been approved.

XenoPort’s Statement in Opposition

The board of directors has carefully considered this proposal that would amend XenoPort’s bylaws to limit the amount of compensation of an incumbent director not up for election to $35,000 per year unless such director’s performance was approved by the affirmative vote of a majority of XenoPort’s shares present in person or by proxy at the annual meeting. Our board believes that this proposal is not in the best interests of XenoPort and its stockholders.

The board believes that XenoPort has a robust director nomination and evaluation process in place designed to ensure that our board members are highly qualified, represent a diverse range of experiences, skills and perspectives relevant to XenoPort and industry and are engaged and effective board members once elected. A three-year term enables a board member to oversee the management of XenoPort with a long-term view on strategy.

The board of directors values greatly the knowledge and insights concerning XenoPort’s operations, industry and long-term strategies that directors gain through board service. Such a provision will make it difficult to recruit and retain qualified board members. Further, the board is unaware of another public company with such a restrictive bylaw provision and believes that it is anti-competitive since it makes XenoPort a less attractive option for qualified individuals wanting to serve on the board of directors. The board of directors believes that the adoption of Proposal 6 is unnecessary and could hinder XenoPort’s ability to recruit and retain qualified board members in the future and therefore is inconsistent with the best interests of XenoPort’s stockholders. Further, the compensation limit set in the bylaw provision by the Clinton Group is arbitrary and is significantly below compensation that public company board members generally earn for service on a board of directors.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “AGAINST” PROPOSAL 6.

PROPOSAL 7

STOCKHOLDER PROPOSAL TO AMEND BYLAWS TO RESTRICT CERTAIN PERSONS FROM SERVING AS AN OFFICER

The Clinton Group has advised XenoPort that it intends to present the following proposal at the 2014 annual meeting. Proposal 7 will be voted on at the 2014 annual meeting only if properly presented by or on behalf of the Clinton Group. Approval of this proposal requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of XenoPort entitled to vote generally in the election of directors, voting together as a single class. Abstentions will be counted as present for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will have the same effect as an “Against” vote.

The XenoPort board of directors recommends a vote AGAINST Proposal 7 based on the reasons set forth in XenoPort’s Statement of Opposition following the Proposal 7.

Proposal 7 (as received):

“RESOLVED, that the following provision shall be added immediately following the last sentence of subsection (a) of Section 28 of Article V of the Bylaws:

Notwithstanding anything to the contrary set forth in these Bylaws, and unless such action would violate or result in a default (which shall not be deemed to result from suffering a “Qualifying Termination” or other similar event) under the terms of any agreement entered into by the corporation prior to February 10, 2014, any person who has been nominated for election as a director at any meeting of stockholders (including the 2014 annual meeting of stockholders) and who shall have failed to receive at such election votes “For” his or her election representing a majority of the outstanding shares of the corporation entitled to vote on the election of such director shall immediately cease to be qualified as, and shall not be entitled to serve as, an officer of the corporation. Notwithstanding any other provisions of these Bylaws, neither this sentence nor the preceding sentence shall be amended, altered or repealed by the Board of Directors, and no provision of the Bylaws inconsistent herewith or therewith shall be adopted by the Board of Directors, unless the same shall have been approved unanimously by the directors then in office.

XenoPort’s Statement in Opposition

The board of directors has carefully considered this proposal that would amend XenoPort’s bylaws to disqualify from serving as an officer of XenoPort any director or any nominee for director who receives a vote of the holders of less than a majority of the outstanding shares of XenoPort at any meeting of stockholders, unless that disqualification would violate the terms of any agreement of the company entered into prior to February 10, 2014 (except as a result of “qualifying termination”). Currently, the only director who would be affected by this proposal, if it were approved by the stockholders, would be Dr. Barrett, XenoPort’s chief executive officer.

Under Delaware law and our bylaws, the board of directors is charged with the responsibility of overseeing the management of XenoPort, including the selection of the chief executive officer. The board believes that the proposed amendment constrains the board’s ability to perform its job, which includes selecting the person it believes to be the right person to serve as the chief executive officer. Should this proposal be approved by the requisite vote of the XenoPort stockholders, the board believes that such a provision is an inappropriate constraint of its power under Delaware law and the board of directors currently intends to file an action in Delaware Chancery Court seeking declaratory relief to have the provision declared null and void, which will be costly.

The board reviews the performance of the chief executive officer on a regular basis and is of the view that Dr. Barrett should continue in that position at the present time. The board of directors believes that Dr. Barrett’s extensive experience with the company as a founder brings necessary historic knowledge and operational continuity to the management team, as well as key scientific expertise, corporate development and investor relations experience and substantial leadership skills. Should this proposal be approved by the requisite vote of XenoPort’s stockholders and should Dr. Barrett not receive the affirmative vote of a majority of the outstanding shares of XenoPort common stock entitled to vote for his election as a director, thereby disqualifying him from serving as XenoPort’s chief executive officer, then the board of directors would be required to hire a new chief executive officer, which could interrupt and impact XenoPort’s execution of its strategy and divert important time, focus and resources at a critical time in its operations. Not only would XenoPort be deprived of leadership stability and significant skills and expertise that the board of directors believes have been important contributors to XenoPort’s past success and that are critical to its future success, but the proposed novel requirements of Proposal 7 could hinder, perhaps significantly, the board of directors’ ability to attract and recruit qualified chief executive officer candidates in the future. In addition, as further described in “Executive Compensation – Employment Agreements and Arrangements – Change of Control and Severance Rights Arrangements,” pursuant to his severance rights agreement, Dr. Barrett would be eligible to receive approximately $750,000 in continued payment of his base salary for 18 months, approximately $225,000 as a prorated bonus that would have been earned for the year of termination (assuming a June 30, 2014 termination), paid in a lump sum, and approximately $49,491 in reimbursement for up to 18 months of continued healthcare coverage.

The board believes that the adoption of this proposal is unwarranted since it could result in costly litigation, introduce distracting and destabilizing uncertainty that could negatively impact the execution of XenoPort’s strategy at a critical time and could impede XenoPort’s ability to attract, recruit and retain other qualified chief executive officer candidates in the future The board of directors believes the adoption of Proposal 7 is inconsistent with the best interests of XenoPort’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “AGAINST” PROPOSAL 7.

PROPOSAL 8

STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD TAKE

ALL NECESSARY OR REASONABLE STEPS TO

ELIMINATE SUPERMAJORITY VOTING IN RESPECT OF

AMENDMENTS TO XENOPORT’S BYLAWS

The Clinton Group has advised XenoPort that it intends to present the following proposal at the 2014 annual meeting. Proposal 8 will be voted on at the 2014 annual meeting only if properly presented by or on behalf of the Clinton Group. Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy. Abstentions will be counted as present for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not affect the outcome of the vote on this stockholder proposal.

The XenoPort board of directors recommends a vote AGAINST Proposal 8 based on the reasons set forth in XenoPort’s Statement of Opposition following the Proposal 8.

Proposal 8 (as received):

“RESOLVED, that the stockholders of the Corporation hereby request the Board of Directors to take necessary and/or available steps to amend the Amended and Restated Certificate of Incorporation of the Corporation and the Amended and Restated Bylaws of the Corporation, as applicable, to eliminate any supermajority stockholder vote requirements in respect of amendments to the Bylaws and to provide, in lieu thereof, that amendments to the Bylaws may be authorized by the affirmative vote of a majority of the stockholders present in person or by proxy at a meeting and entitled to vote thereon.”

XenoPort’s Statement in Opposition

The board of directors has carefully considered this proposal that would obligate the board to take all available steps to amend XenoPort’s certificate of incorporation and bylaws to eliminate any supermajority stockholder approval vote requirements to amend XenoPort’s bylaws and to provide instead a voting standard requiring the affirmative vote of a majority of the stockholders present in person or by proxy at a meeting and entitled to vote thereon. XenoPort’s certificate of incorporation and its bylaws provide that an affirmative vote of 66 2/3% of all of the then-outstanding shares of XenoPort’s capital stock is required to amend or repeal XenoPort’s bylaws.

Under Delaware law, the board of directors has a fiduciary duty to XenoPort and its stockholders. The proposed bylaw provision removes from the board of directors any ability for it to exercise its business judgment when considering the issue of voting standards in XenoPort’s bylaws and certificate of incorporation and runs contrary to Delaware law. Complex circumstances may create a need for the board to act to protect each stockholder’s rights, including the limited use of a supermajority standard rather than a majority of votes present in person or by proxy at a meeting and entitled to vote. The proposed new voting standard advocated by the Clinton Group allows a smaller percentage of all stockholders to make substantial modifications to XenoPort’s bylaws and certificate of incorporation. Further, the Clinton Group is ignoring good corporate governance by requiring the board to take the action rather than utilizing the method contemplated by XenoPort’s certificate of incorporation and bylaws, that is, if the stockholders desire to amend either the certificate of incorporation or the bylaws, there is a procedure set forth in those documents to accomplish such action. A vote of 66 2/3% of all of the then-outstanding shares of XenoPort’s capital stock may accomplish the change to the voting standard.

The board believes that the adoption of this proposal is inappropriate and therefore inconsistent with the best interests of XenoPort’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “AGAINST” PROPOSAL 8.

PROPOSALS 9 THROUGH 14

APPROVAL OF THE CLINTON GROUP DIRECTOR PERFORMANCE PROPOSALS

The Clinton Group has advised XenoPort that it intends to present the following proposals at the 2014 annual meeting. Proposals 9 through 14 will be voted on at the 2014 annual meeting only if properly presented by or on behalf of the Clinton Group. Approval of these proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy. Abstentions will be counted as present for purposes of this vote and therefore will have the same effect as a vote against these stockholder proposals. Broker non-votes will not affect the outcome of the vote on these proposals.

The XenoPort board of directors recommends a vote FOR Proposals 9 through 14.

Proposals 9 through 14 (as received):

“RESOLVED, that the stockholders of the Corporation hereby approve of the performance of Paul L. Berns as a director of the Corporation since the 2013 annual meeting of stockholders.” (Proposal 9)

“RESOLVED, that the stockholders of the Corporation hereby approve of the performance of Dennis M. Fenton as a director of the Corporation since the 2013 annual meeting of stockholders.” (Proposal 10)

“RESOLVED, that the stockholders of the Corporation hereby approve of the performance of John G. Freund as a director of the Corporation since the 2013 annual meeting of stockholders.” (Proposal 11)

“RESOLVED, that the stockholders of the Corporation hereby approve of the performance of Catherine J. Friedman as a director of the Corporation since the 2013 annual meeting of stockholders.” (Proposal 12)

“RESOLVED, that the stockholders of the Corporation hereby approve of the performance of Ernest Mario as a director of the Corporation since the 2013 annual meeting of stockholders.” (Proposal 13)

“RESOLVED, that the stockholders of the Corporation hereby approve of the performance of William J. Rieflin as a director of the Corporation since the 2013 annual meeting of stockholders.” (Proposal 14)

XenoPort’s Statement

The board of directors has carefully considered these proposals to approve the performance since the 2013 annual meeting of its incumbent directors not up for election at the 2014 annual meeting. The board believes that the adoption of these proposals is unnecessary since the board’s nominating and corporate governance committee is charged with the delegated responsibilities for identifying, reviewing and evaluating candidates to serve as directors; reviewing, evaluating and considering the recommendation for nomination of incumbent directors for re-election to the board; and assessing the performance of our board of directors and its committees and of individual directors. While the board believes the adoption of these proposals is unnecessary, to show support for the board and to ensure that all of the board members receive the compensation to which they are entitled should Proposal 6 be approved, the board recommends that Proposals 9 through 14 be approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSALS 9 THROUGH 14.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 17, 2014 by: (i) each director and each of our nominees for director; (ii) each of the officers named in the Summary Compensation Table (our “named executive officers”); (iii) all of our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership (1)
Beneficial Owner (2)	Number of Shares	Percent of Total
Directors and Named Executive Officers:
Ronald W. Barrett (3)	993,082	1.6%
William G. Harris (4)	361,313	*
Vincent J. Angotti (5)	400,323	*
Gregory T. Bates (6)	112,635	*
Gianna M. Bosko (7)	298,306	*
Paul L. Berns (8)	112,500	*
Dennis M. Fenton (9)	86,300	*
John G. Freund (10)	621,453	1.0%
Catherine J. Friedman (11)	107,300	*
Jeryl L. Hilleman (12)	126,666	*
Ernest Mario (13)	78,750	*
William J. Rieflin (14)	525,261	*
Wendell Wierenga (15)	113,998	*

5% Stockholders:
Wellington Management Company, LLP (16) 280 Congress Street Boston, MA 02210	6,670,334	10.8%
Orbimed Advisors LLC and affiliates (17) 601 Lexington Avenue, 54th Floor New York, NY 10022	4,590,800	7.4%
GlaxoSmithKline plc (18) 980 Great West Road Brentford, Middlesex TW8 9GS England	4,031,212	6.5%
Deerfield Mgmt, L.P. and affiliates (19) 780 Third Avenue, 37th Floor New York, NY 10017	3,719,040	6.0%
Capital World Investors (20) 333 South Hope Street Los Angeles, CA 90071	3,620,000	5.9%
BlackRock, Inc. (21) 40 East 52nd Street New York, NY 10022	3,580,194	5.8%
All executive officers and directors as a group (15 persons) (22)	4,293,992	6.7%

*	Less than one percent.
(1)

This table is based upon information supplied by officers and directors and upon information gathered by XenoPort about principal stockholders known to the company based on Schedules 13G3 filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 61,859,732 shares outstanding on March 17, 2014, adjusted as required by rules promulgated by the SEC. All shares of common stock subject to restricted stock units vesting or stock options exercisable within 60 days after March 17, 2014 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such restricted stock units or stock options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.
(2)	Unless otherwise provided, the address for each of the beneficial owners listed is c/o XenoPort, Inc., 3410 Central Expressway, Santa Clara, California 95051.
(3)	Includes 168,239 shares held in a family trust for which Dr. Barrett and his spouse are trustees and 1,281 shares held by Dr. Barrett’s son. Also includes 652,704 shares that Dr. Barrett has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(4)	Includes 244,412 shares that Mr. Harris has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(5)	Includes 323,412 shares that Mr. Angotti has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(6)	Includes 89,397 shares that Dr. Bates has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(7)	Includes 223,887 shares that Ms. Bosko has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(8)	Includes 107,500 shares that Mr. Berns has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.
(9)	Includes 1,300 shares held in a family trust for which Dr. Fenton and his spouse are trustees and 80,000 shares that Dr. Fenton has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.
(10)	Includes 22 shares held by Skyline Venture Partners III, L.P., 887 shares held by Skyline Venture Partners Qualified Purchasers Fund III, L.P., 227 shares held by Skyline Venture Management III, L.L.C. and 483,333 shares held by Skyline Venture Partners V, L.P. Dr. Freund: is a managing member of Skyline Venture Management III, L.L.C., which is the sole general partner of Skyline Venture Partners III, L.P. and Skyline Venture Partners Qualified Purchasers Fund III, L.P.; is a managing member of Skyline Venture Management V, L.L.C., which is the sole general partner of Skyline Venture Partners V, L.P.; and has shared voting and investment power over the shares held by the Skyline funds except for the shares held by Skyline Venture Partners V, L.P., over which Dr. Freund has sole voting and investment power. Dr. Freund disclaims beneficial ownership of the shares held by the Skyline entities, except to the extent of his proportionate partnership interest therein. Also includes 3,645 shares held by the Paul Brooke 1989 Insurance Trust of which Dr. Freund is a trustee, 3,080 shares held by Dr. Freund as custodian for his two sons, 10,133 shares owned by a retirement account of which Dr. Freund is the beneficiary, 6,200 shares held in a family trust for which Dr. Freund and his spouse are trustees, 27 shares held by a family partnership for which Dr. Freund is a partner and 105,000 shares that Dr. Freund has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.
(11)	Includes 100,000 shares that Ms. Friedman has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.
(12)	Includes 121,666 shares that Ms. Hilleman has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.
(13)	Includes 30,000 shares that Dr. Mario has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.
(14)	Includes 281,117 shares held in a family trust for which Mr. Rieflin and his spouse are trustees and 68 shares representing Mr. Rieflin’s potential beneficial ownership as a limited partner in Skyline Venture Partners V, L.P. Dr. Freund, a director of XenoPort, is a managing director of Skyline Venture Management V, L.L.C., which is the sole general partner of Skyline Venture Partners V, L.P. (see note (10)). Also includes 216,406 shares that Mr. Rieflin has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options and the vesting of restricted stock units.

(15)	Includes 105,000 shares that Dr. Wierenga has the right to acquire within 60 days of March 17 2014 through the exercise of stock options and the vesting of restricted stock units.
(16)	Based on the information contained in a Schedule 13G/A filed with the SEC on February 14, 2014, Wellington Management Company, LLP is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and had shared dispositive power with respect to 6,041,345 shares and shared voting power with respect to 6,670,334 shares. The Schedule 13G/A filed by the reporting person provides information only as of December 31, 2013, and, consequently, the beneficial ownership of the above-mentioned reporting person may and likely has changed between December 31, 2013 and March 17, 2014. In this regard, since the Schedule 13G/A filed by the reporting person provides information only as of December 31, 2013, the reported beneficial ownership likely does not include the shares purchased in our January 2014 public offering of common stock. See “Transactions with Related Persons – Certain Relationships and Related-Party Transactions – Participation in Public Offering” below.
(17)	Based on the information contained in a Schedule 13G/A filed with the SEC on February 5, 2014, OrbiMed Advisors LLC has shared voting and dispositive power with respect to 1,706,300 shares, and Orbimed Capital LLC has shared voting and dispositive power with respect to 2,884,500 shares. According to the Schedule 13G/A, OrbiMed Advisors LLC and OrbiMed Capital LLC are investment advisers registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G/A also reports that Samuel Isaly is a control person of OrbiMed Capital LLC and OrbiMed Advisors LLC and has shared voting and dispositive power over these 4,590,800 shares. The Schedule 13G/A filed by the reporting persons provides information only as of December 31, 2013, and, consequently, the beneficial ownership of the above-mentioned reporting persons may and likely has changed between December 31, 2013 and March 17, 2014. In this regard, since the Schedule 13G/A filed by the reporting persons provides information only as of December 31, 2013, the reported beneficial ownership likely does not include the shares purchased in our January 2014 public offering of common stock. See, “Transactions with Related Persons – Certain Relationships and Related-Party Transactions – Participation in Public Offering” below.
(18)	Based on the information contained in a Schedule 13G filed with the SEC on December 19, 2012, GlaxoSmithKline plc has sole voting and dispositive power of 4,031,212 shares through its indirect wholly-owned subsidiary, Glaxo Group Limited, or GSK. The Schedule 13G filed by the reporting persons provides information only as of December 10, 2012, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have changed between December 10, 2012 and March 17, 2014. Pursuant to its stock purchase agreement with us, GSK has agreed that, at any of our stockholder meetings, it (i) will appear or otherwise cause these 4,031,212 shares to be counted as present for purposes of calculating a quorum, (ii) will vote these shares in the same proportion (e.g., for, against, withheld, abstain and/or electing any other choice) as the votes that are collectively cast by all other holders of our common stock who are present and voting with respect to such matter and (iii) if such meeting involves a vote regarding a change in control or similar transaction that would give rise to any appraisal rights or dissenter’s rights, will waive and not exercise any such appraisal rights or dissenter’s rights with respect to these shares. With limited exception, these voting provisions will terminate upon the earliest of any of the following events: (a) the shares owned by GSK represent less than 2% of our issued and outstanding common stock; (b) a change in control is consummated with respect to us; or (c) a bankruptcy event.
(19)	Based on the information contained in a Schedule 13G/A filed with the SEC on February 14, 2014, each of Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. has shared voting and dispositive power over 3,719,040 shares, which are held by various investment companies of which Deerfield Mgmt, L.P. is the general partner, and of which Deerfield Management Company, L.P. is the investment advisor. The Schedule 13G/A also reports that James E. Flynn has shared voting and dispositive power over 3,719,040 shares. The Schedule 13G/A filed by the reporting persons provides information only as of December 31, 2013, and, consequently, the beneficial ownership of the above-mentioned reporting persons may and likely has changed between December 31, 2013 and March 17, 2014. In this regard, since the Schedule 13G/A filed by the reporting persons provides information only as of December 31, 2013, the reported beneficial ownership likely does not include the shares purchased in our January 2014 public offering of common stock. See “Transactions with Related Persons – Certain Relationships and Related-Party Transactions – Participation in Public Offering” below.

(20)	Based on the information contained in a Schedule 13G/A filed with the SEC on February 13, 2014, Capital World Investors has sole voting and dispositive power over 3,620,000 shares. The Schedule 13G/A provides that Capital World Investors is a division of Capital Research and Management Company, or CRMC, and as such is deemed to have beneficial ownership over such 3,620,000 shares as a result of CRMC acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. The Schedule 13G/A filed by the reporting person provides information only as of December 31, 2013, and, consequently, the beneficial ownership of the above-mentioned reporting person may and likely has changed between December 31, 2013 and March 17, 2014. In this regard, since the Schedule 13G/A filed by the reporting person provides information only as of December 31, 2013, the reported beneficial ownership likely does not include the shares purchased in our January 2014 public offering of common stock. See “Transactions with Related Persons – Certain Relationships and Related-Party Transactions – Participation in Public Offering” below.
(21)	Based on the information contained in a Schedule 13G/A filed with the SEC on January 31, 2014, BlackRock, Inc. has sole voting power over 3,439,435 shares and sole dispositive power over 3,580,194 shares. The Schedule 13G/A filed by the reporting person provides information only as of December 31, 2013, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed between December 31, 2013 and March 17, 2014.
(22)	Includes shares beneficially owned by our current directors and executive officers as described in notes (3) through (15), and includes 276,167 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 17, 2014 held by two additional executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

XenoPort’s executive compensation program is designed to pay our executive officers for performance, by appropriately motivating and rewarding management for the achievement of long-term, strategic objectives that drive value for XenoPort and its stockholders. Consistent with this objective, our executive compensation is balanced among base salary, annual cash bonuses based on the achievement of certain company and individual performance objectives and long-term incentive compensation in the form of equity awards. Through these compensation arrangements, realization of benefits by XenoPort’s executive officers is closely linked to increases in long-term stockholder value.

XenoPort remains committed to this philosophy of pay-for-performance, recognizing that the competitive market for talented executives and the volatility of our business may result in highly variable compensation during any given annual period. The compensation committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for stockholders, including taking into account the results of the stockholder advisory vote to be held at the 2014 annual meeting and described under “Proposal 3 – Advisory Vote on Executive Compensation” in this proxy statement.

There were a number of both notable performance achievements and disappointing challenges for the company in 2013, including:

•

The completed reacquisition of the HORIZANT (gabapentin enacarbil) Extended-Release Tablets business from XenoPort’s former partner, Glaxo Group Limited, or GSK, whereby we reacquired the exclusive rights to commercialize, promote, manufacture and distribute HORIZANT in the United States on May 1, 2013.

•

XenoPort’s establishment of the required sales, marketing, regulatory, compliance and commercial infrastructure to enable XenoPort’s commercial launch of HORIZANT in the United States in June 2013, including the successful resolution of a HORIZANT product stockout that was inherited from GSK, and the subsequent achievement of all-time highs in the total number and the trajectory of growth of HORIZANT prescribed pills.

•

The successful completion of two additional Phase 1 clinical trials of XP23829, our novel fumarate compound, and 13-week toxicology studies of XP23829 in three animal species supporting the advancement of XP23829 to planned Phase 2 clinical development.

•

The failure of arbaclofen placarbil (AP) to demonstrate statistically significant improvement over placebo in our Phase 3 clinical trial of AP as a potential treatment of patients with spasticity due to multiple sclerosis, or MS, and the resulting decision to terminate further investment in AP as a treatment for spasticity in patients with MS.

The following is a summary of important decisions and actions with respect to XenoPort’s executive compensation and highlights of our executive compensation program generally:

•

Cash Bonuses Are Based Strictly on Performance; No Bonus for 2013. In line with our pay-for-performance philosophy, there are no guaranteed bonuses under the XenoPort, Inc. Corporate Bonus Plan, or Corporate Bonus Plan. We must achieve at least 70% of our weighted corporate objectives for any bonus award payments to be made. For the 2013 performance period, because our compensation committee determined that the minimum threshold corporate score was not achieved, no bonus award payouts were made to our executive officers.

•

CEO Compensation Reflects Pay-for-Performance Philosophy. Only 53% of our chief executive officer’s 2013 target compensation was “fixed” in the form of base salary and other benefits. The remaining 47% of our chief executive officer’s 2013 target compensation was “at-risk” in the form of an annual cash bonus award opportunity based on achievement of performance goals and long-term equity incentive awards, and no cash bonuses were paid under the Corporate Bonus Plan for the 2013 performance period. Also reflective of our pay-for-performance philosophy, in May 2010, we granted a performance stock unit award to Dr. Barrett that was scheduled to vest in 2013 based solely on our total stockholder return as compared to a pre-selected group of pharmaceutical companies. The target, or nominal, amount of shares of common stock that were subject to issuance under the performance stock unit award was 100,000, and the actual number of shares of common stock subject to this performance stock unit was between 0% and 200% of the target amount, depending upon the company’s total stockholder return as compared to the total stockholder return of a group of pre-selected pharmaceutical companies over a performance period ending on the third anniversary of the grant date. However, under the terms of the award, only 2,700 shares were actually earned and issued since the company’s total stockholder return was ranked at the 40.54% level of the comparison group.

•

Continuation of Reduced CEO Salary. After a restructuring and reduction in force in March 2010, our chief executive officer voluntarily requested, and our board of directors agreed, to reduce his 2010 base salary by 15%. Our chief executive officer’s salary for 2013 continued at a reduced level that was still 4.8% lower than his 2010 salary prior to his voluntary reduction in salary in March 2010. For fiscal 2013, our chief executive officer’s base salary was below the 25th percentile in our peer group. Our chief executive officer voluntarily requested, and our board of directors agreed, to not increase his salary for 2014, so his base salary will continue to be below the 25th percentile in our peer group for 2014.

•

Equity Awards Granted to Align with Stockholder Interest. The stock options and restricted stock units granted to our executive officers in 2013 directly align the interests of our executive officers with the interests of our stockholders and our long-term success. The amounts disclosed in the executive compensation tables reflect the grant-date fair value of equity awards, but the actual economic value of equity awards depends directly on the performance of our stock price over the period during which the awards vest, and for options the period during which the options may be exercised. For stock options, the economic value will be realized and changes with stockholder value only when the stock price is above the exercise price. The value of restricted stock unit awards increases and decreases with increases and decreases in stock price after the grant date and thus closely ties compensation to changes in stockholder value at all stock prices. For equity awards that vest based on achievement of performance goals, the economic value will only be realized if such performance goals are achieved. While we did not grant any performance-based equity awards in 2013, in February 2014, on the recommendation of the compensation committee, the board of directors approved the grant of performance-based stock options for executive officers, which have specific corporate milestone vesting triggers as well as additional time-based vesting conditions. As a result, on a share-for share-basis, approximately 35% of the chief executive officer’s equity compensation for 2014 is in the form of performance-based options, which continues to directly align the interests of our chief executive officer with the interests of our stockholders and our long-term success. Our compensation committee is mindful that executive compensation should be aligned with our stock price performance, and it believes that it has consistently adjusted the realizable value of annual equity awards granted to our executive officers in line with company performance.

•

Adoption of Stock Ownership Guidelines. In March 2014, on the recommendation of the compensation committee, our board of directors approved the adoption of stock ownership guidelines to further align the interests of our executive officers and board members with the interests of our stockholders and our long-term success and to further promote our commitment to sound corporate governance. Under the guidelines, our chief executive officer, other executive officers and non-employee directors are required to achieve ownership of our common stock valued at three times his annual base salary, one times their annual base salaries and three times the annual cash retainer for services as a board member, respectively. The guidelines also provide that the required ownership level for each individual will be reviewed annually as of the last day of the fiscal year. The number of shares to be owned in a given year will be determined using the average closing price of our common stock over the five-month period that ends one month prior to the last month of the fiscal year (i.e., the measurement period runs from June 1st to November 1st). An individual must come into compliance with the guidelines within five years and then must stay in compliance with the guidelines until the termination of his or her services to the company. If an individual fails to satisfy the guidelines by the applicable date, the board may pay future compensation, including cash or equity-based incentive compensation or retainers, in shares of our common stock; prohibit the individual from selling any shares acquired through the vesting or the exercise of stock awards, other than the minimum number of shares needed to pay applicable withholding taxes and exercise prices; and require the individual to purchase shares on the open market. We also have an insider trading policy that, among other things, prohibits executive officers and directors from engaging in pledges of any kind (including in connection with margin loans), short sales, transactions in put or call options or other inherently speculative transactions with respect to the company’s stock at any time.

•

Reasonable Severance and Change of Control Benefits. The cash severance benefits that we offer to our executives do not exceed three times base salary and annual bonus. Our executive severance rights agreements and change of control agreements in all cases require involuntary termination for individuals to be eligible for any severance benefits. We believe that the benefits under such agreements are an important executive retention device and reflective of market standards for executive benefits. We do not provide for any “single-trigger” change of control cash benefit arrangements, which could be viewed as a guaranteed bonus.

•

No 280G Tax Gross-Up Rights. Since 2012, our severance and change of control agreements with our chief executive officer and each of our other named executive officers have eliminated their tax gross-up payments in the event of any excise taxes related to parachute payments. We no longer have agreements with any officers to provide for 280G excise tax gross-up rights and, further, we do not intend to provide for such rights in future agreements.

•

No Excessive Fringe Benefits. We do not provide any fringe benefits to executives that are not provided to employees generally. We do not offer access to car allowances, personal security, financial planning advice, tax preparation services or country club memberships.

Compensation Philosophy and Objectives

The goals of XenoPort’s executive compensation program are to align compensation with corporate and individual objectives and performance, to enable the company to attract and retain executive officers and other key employees who contribute to the company’s long-term success, to motivate the company’s executive officers and other key employees to focus on the achievement of annual and long-term performance goals and to establish an appropriate relationship between executive compensation and the creation of stockholder value. Specifically, XenoPort has created a compensation program that combines cash and stock-based compensation components to reward the achievement of specific annual, long-term and strategic goals by the company and in the proportions that the company believes are most appropriate to motivate and reward its executive officers and other key employees for achieving these goals. XenoPort’s executive compensation program not only aims to be competitive in its industry, but also aims to be fair relative to: (i) compensation paid to other professionals across the company; (ii) XenoPort’s long-term performance; and (iii) the value XenoPort delivers to its stockholders.

As discussed in further detail below, XenoPort’s executive compensation program for 2013 consisted of, and was intended to strike a balance among, the following three principal components:

•

Base Salary. Salary for each of the company’s executive officers was based principally on an assessment of peer company pay levels and to a lesser extent, a number of factors, including, depending on the individual executive officer, individual performance, any change in position scope or responsibilities, managerial leadership, compensation paid to other professionals across the executive group, expected cost of living increases and the overall performance of our company.

•

Corporate Bonus Plan. At the beginning of the year, the compensation committee set specific company-wide and individual performance objectives. However, the compensation committee recommended, and the board of directors agreed, that the minimum threshold score for weighted company-wide corporate performance objectives under the Corporate Bonus Plan was not achieved for the 2013 performance period, and, consequently, no cash bonus payments were made under the Corporate Bonus Plan to executive officers for 2013 performance.

•

Long-Term Incentive Compensation. Long-term incentive awards, comprised of stock option grants and restricted stock unit awards, were designed to ensure that incentive compensation is linked to the company’s long-term performance and to align its executive officers’ performance objectives with the interests of its stockholders because the value of such awards is tied to the company’s stock price.

The compensation committee has not established any formal policies or guidelines for allocating compensation between current and long-term incentive compensation, or between cash and non-cash compensation. However, commensurate with the company’s philosophy of establishing a link between compensation and corporate performance, the compensation committee believes that a greater component of overall cash compensation for executive officers compared to other employees should be performance-based.

We held our annual advisory vote on the compensation of our named executive officers at our stockholder meeting in May 2013, and it was supported by approximately 98% of the shares present in person or represented by proxy and entitled to vote at the meeting. Because of the ultimate overall support for our advisory vote on compensation at our annual meeting in 2013, our compensation committee and board of directors concluded that our compensation program continues to provide a competitive pay-for-performance package that effectively incentivizes our named executive officers and encourages long-term retention. Accordingly, the compensation committee and board of directors determined not to make any significant changes to the executive compensation policies or decisions as a result of the 2013 advisory vote. Our compensation committee and board of directors will continue to consider the outcome of our say-on-pay votes and our stockholder views when making future compensation decisions for the named executive officers.

Role of the Compensation Committee and Executive Officers in Setting Executive Compensation

The compensation committee is responsible for evaluating the performance of XenoPort’s chief executive officer, recommending to the board of directors for approval the chief executive officer’s compensation and reviewing and approving the compensation for XenoPort’s other executive officers. To date, all decisions by the compensation committee relating to the compensation of XenoPort’s other executive officers have been reviewed by the board of directors as well. Our chief executive officer has the authority and responsibility to establish and approve cash compensation for all XenoPort employees other than XenoPort Section 16 executive officers.

Historically, the compensation committee has made most significant adjustments to annual compensation, determined bonus and equity awards and reviewed and approved a list of specific corporate goals for a one-year performance period that runs from January 1 through December 31 at multiple meetings held during the fourth quarter of the performance period and the first quarter of the ensuing year. Generally, the compensation committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current performance period. Individual goals and objectives are established for the current performance period and are based on the company’s operational goals. At the end of the performance period, corporate performance is evaluated by reviewing the extent to which pre-determined strategic, commercial, scientific and business goals were met, and each executive’s performance is evaluated by reviewing his/her accomplishment of individual performance objectives and overall contributions to the company. The results, combined with comparative compensation data, are then used to determine appropriate compensation levels. In addition, the compensation committee also considers matters related to individual compensation or overall retention and motivation, such as compensation for new executive hires, at various meetings throughout the year.

For executive compensation decisions, including decisions relating to the grant of stock awards to executive officers, the compensation committee typically considers the recommendations of Dr. Barrett, XenoPort’s chief executive officer, and he often participates in the compensation committee’s deliberations about executive compensation matters. However, the compensation committee also meets in executive session, and Dr. Barrett does not participate in the determination of his own compensation, nor does he participate in deliberations with respect thereto. From time to time, various members of management, including Mr. Angotti, XenoPort’s executive vice president, chief operating officer; Ms. Bosko, XenoPort’s senior vice president, chief legal officer and Mr. William Harris, XenoPort’s senior vice president, chief financial officer; and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in compensation committee meetings. For all executives, as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, executive stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, and recommendations of the compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

The compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The compensation committee engaged Radford, an Aon Hewitt Company (Radford), as compensation consultants for the 2013 executive compensation review process. In 2012, the compensation committee had also been advised by Radford. In 2010 and 2011, the compensation committee had been advised by Frederic W. Cook & Co., Inc. as compensation consultant. In 2013, the compensation committee requested that Radford evaluate the efficacy of the company’s existing compensation strategy and practices in supporting and reinforcing the company’s long-term strategic goals, review the company’s compensation strategy practices in the context of developing best practices for public companies and assist in refining the company’s compensation strategy and developing and implementing a competitive executive compensation program to execute that strategy. As part of its engagement, Radford was asked by the compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, including a subcommittee composed of one or more members of the board of directors to grant stock awards under the company’s equity incentive plans. The compensation committee does not delegate with respect to executive compensation, including equity awards.

Benchmarking of Cash and Long-Term Incentive Compensation

The compensation committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable, publicly-held companies. To this end, as part of its engagement, Radford was requested by the compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The benchmarking report provided by Radford reviewed base salary, target incentive opportunities, total cash compensation, equity grants, equity vehicle mix and executive stock ownership levels, as well as certain financial data, from the following 21 comparable, publicly-held companies in our peer group in connection with determining 2013 compensation levels:

• Affymax, Inc.	• Exelixis, Inc.	• Orexigen Therapeutics, Inc.

• Alnylam Pharmaceuticals, Inc.	• ImmunoGen, Inc.	• Pacira Pharmaceuticals, Inc.

• Anacor Pharmaceuticals, Inc.	• Immunomedics, Inc.	• Rigel Pharmaceuticals, Inc.

• AVEO Pharmaceuticals, Inc.	• Ligand Pharmaceuticals Inc.	• Sangamo BioSciences, Inc.

• Depomed, Inc.	• MAP Pharmaceuticals, Inc.	• Santarus, Inc.

• Dyax Corp.	• NPS Pharmaceuticals, Inc.	• Sucampo Pharmaceuticals, Inc.

• Dynavax Technologies Corp.	• Optimer Pharmaceuticals, Inc.	• Zogenix, Inc.

In 2013, as part of its engagement, Radford was requested by the compensation committee to review and update the comparative group of companies, if appropriate, for determining 2014 compensation levels. The updated benchmarking group consisted of the following 22 comparable, publicly-held companies in our peer group in connection with determining 2014 compensation levels:

• AMAG Pharmaceuticals, Inc.	• Dyax Corp.	• Pacira Pharmaceuticals, Inc.

• Anacor Pharmaceuticals, Inc.	• Dynavax Technologies Corp.	• Rigel Pharmaceuticals, Inc.

• Avanir Pharmaceuticals, Inc.	• Exelixis, Inc.	• Sangamo BioSciences, Inc.

• AVEO Pharmaceuticals, Inc.	• Idenix Pharmaceuticals, Inc.	• Sucampo Pharmaceuticals, Inc.

• BioDelivery Sciences International, Inc.	• Ligand Pharmaceuticals Incorporated	• Supernus Pharmaceuticals, Inc.

• Cadence Pharmaceuticals, Inc.	• Optimer Pharmaceuticals, Inc.	• Vanda Pharmaceuticals Inc.

• Depomed, Inc.	• Orexigen Therapeutics, Inc.	• Vical Incorporated

• Zogenix, Inc.

Radford designed the peer groups using key size measures such as market capitalization at the time the applicable peer groups were determined, which allows the market data to be used without size distortion. The final peer group companies were chosen for inclusion in the report by Radford and the compensation committee as a representative industry group most similar to XenoPort based on stage of development and history of commercialization (most have later-stage product candidates in development or early commercialized products), market value, revenues, number of employees and locale (in the San Francisco Bay Area or other biotechnology “hub” markets).

We generally target base salaries at the 50th percentile of pay practices of our peer group and then provide the opportunity for most executives to achieve overall cash compensation, when targeted levels of performance are achieved or exceeded, which is above the median of pay practices of our peer group. The compensation committee believes that offering the executive officers the opportunity to achieve aggregate levels of cash compensation above the 50th percentile of its peers provides the appropriate incentive to achieve the challenging performance objectives of the Corporate Bonus Plan and to retain such executives in a highly competitive industry. Some base salaries of our executive officers may be lower or higher than the 50th percentile, because benchmarking, while it is the principal component in determining base salary, is not the only component.

As a result of the benchmarking and market analysis, during the 2013 review process, Radford advised that the base salaries and target total cash compensation are generally competitive with market practices, and suggested that the compensation committee consider: (i) certain increases to adjust and manage base salaries for Dr. Barrett, Dr. Bates and Ms. Bosko that take into account peer salary metrics, the performance of the individual and any changes in position scope or responsibilities, as well as the overall performance of the company; (ii) limited increases to adjust base salaries for Messrs. Angotti and Harris that take into account peer salary metrics and expected cost of living increases; (iii) maintaining annual target bonus opportunities for all executive officers to remain competitive among XenoPort’s peer group, noting that although Dr. Barrett’s base salary is below market, his total cash compensation is competitive given the amount of the target bonus opportunity; and (iv) equity incentive grants for executive officers and other key employees that are consistent with peer practices and that reflect an appropriate mix of options and restricted stock units, to strengthen the link between pay and performance in support of long-term stockholder value creation. With regard to the equity incentive grant component, the compensation committee considered a number of Radford recommendations with the general objective of achieving an overall value amount for stock awards targeted at the 50th percentile of long-term equity practices of our peer group. The recommendations were derived from modeling different stock option and restricted stock unit mixtures (using per stock option values calculated by Black Scholes option-pricing and per restricted stock unit values calculated at full fair value, both at a one-month average share price value). The final appropriate mix of stock options and restricted stock units was then selected by application of a number of factors, including balancing the greater per-share value of restricted stock units as opposed to stock options, overall company performance and corporate tax implications.

The compensation committee realizes that benchmarking the company’s executive compensation program against compensation earned at comparable companies may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of the company’s business and objectives that may be unique to the company; however, the compensation committee generally believes that gathering this information is an important part of its decision-making process with respect to the company’s executive compensation program and uses this information as one key component in its decisions with respect to base salary, target bonuses and equity incentive grants. Benchmarking may then be applied against a number of factors, including individual performance, any change in position scope or responsibilities, managerial leadership, compensation paid to other professionals across the executive group and the overall performance of our company. In addition, the compensation committee has historically taken into account input from other sources, including input from other independent members of the board of directors and publicly-available data relating to the compensation practices and policies of other companies within and outside of the life sciences industry.

Principal Elements of Compensation

XenoPort’s executive compensation program consists of three principal components: base salary, annual cash bonuses and long-term incentive compensation. XenoPort also provides its executive officers with certain severance and change-in-control benefits. Finally, XenoPort offers to its executive officers participation (with all other eligible employees) in the company’s 401(k) Plan (including the company’s employer match program), employee stock purchase plan and certain other benefits available generally to the company’s employees.

Base Salary. In adjusting base salaries for 2013, the compensation committee principally assessed peer company pay levels and to a lesser extent, a number of other factors, including, depending on the individual executive, individual performance during the prior year; his or her tenure, experience, skills and responsibilities; any change in position scope or responsibilities; managerial leadership, his or her pay level compared to the company’s other executive officers; expected cost of living increases; as well as the company’s overall performance. As noted above, the compensation committee also considers the performance assessments and recommendations made by Dr. Barrett in adjusting base salaries for the company’s other executive officers.

Corporate Bonus Plan. The Corporate Bonus Plan provides an annual cash bonus award program to reward employees, including executive officers, for attaining company-wide and individual performance objectives. All XenoPort employees are eligible to participate in the Corporate Bonus Plan for each performance year subject to certain exceptions. Target bonus awards, calculated as a percentage of base salary, are determined and communicated to eligible employees annually. The compensation committee determines (subject to approval by the board of directors) target bonus awards for all executive officers, including the chief executive officer. Commensurate with XenoPort’s philosophy of establishing a link between compensation and corporate performance, bonuses represent a greater component of overall cash compensation for executive officers as compared to other employees due to the greater potential impact of executive officers on overall corporate performance. Similarly, among executive officers, the cash bonus award represents a greater component of overall cash compensation for the chief executive officer as compared to the other executive officers due to Dr. Barrett’s greater potential impact on overall corporate performance.

At the beginning of each performance year period under the Corporate Bonus Plan, the criteria for assessing an individual’s performance are developed by the company in consultation with the participant. For executive officers (other than the chief executive officer), the individual bonus criteria for such participants must be approved by the compensation committee, in consultation with the chief executive officer. For the chief executive officer, the individual bonus criteria must be approved by the compensation committee and the board of directors. Also, at the beginning of each performance year period under the Corporate Bonus Plan, the criteria for assessing the company’s corporate performance are: (i) developed by the chief executive officer in consultation with management; (ii) reviewed and approved by the compensation committee; (iii) approved by the board of directors; and (iv) communicated to the participants.

There are no guaranteed bonuses under the Corporate Bonus Plan. The company must achieve at least 70% of the company’s weighted corporate objectives in order for any bonus award payouts to occur. The compensation committee and the board of directors have discretion in determining whether such threshold has been achieved. In addition, the compensation committee, in its discretion, may determine to grant an award under the Corporate Bonus Plan even though certain individual bonus criteria or corporate objectives are not met. The compensation committee also retains the discretion to increase or decrease bonuses based on individual or company-wide circumstances not addressed or contemplated at the time when the individual and company-wide performance objectives were established.

After the end of each Corporate Bonus Plan annual performance period, the compensation committee assesses the extent to which corporate goals and objectives have been met, identifies any unplanned achievements that have been accomplished and recommends to the board of directors for approval an overall percentage of weighted goal categories achieved with respect to the corporate component of the Corporate Bonus Plan. In connection with the compensation committee’s assessment of the extent to which the corporate goals and objectives have been met, the compensation committee may rely on objective criteria such as meeting pre-clinical, clinical and regulatory objectives; the establishment, management or termination of strategic alliances, partnerships or collaborations with third parties; achievement of regulatory milestones; sales or revenue targets; implementation of financing strategies; continued innovation in development and progress towards commercialization of our product candidates; timely achievement of clinical product development plans; achievement of the operating budget for the company as a whole or of a business unit of the company; satisfactory audit results and timely filings of annual and quarterly reports with the SEC; and personnel-related objectives. The compensation committee may also consider qualitative factors that affected the achievement of certain objectives and their relative importance, as discussed below.

If the company meets the minimum threshold for company-wide performance objectives, then individual performance is evaluated based on achievement of weighted goals and objectives as reflected in the employee’s individual written performance objectives for the year. For executive officers (other than the chief executive officer), the compensation committee assesses, in consultation with the chief executive officer, the extent to which individual bonus criteria have been met, identifies any unplanned achievements that have been accomplished and approves an overall percentage of weighted goals achieved with respect to the individual component of the Corporate Bonus Plan. For the chief executive officer, the compensation committee assesses the extent to which individual bonus criteria have been met, identifies any unplanned achievements that have been accomplished and recommends to the board of directors for approval an overall percentage of weighted goals achieved with respect to the individual component of the Corporate Bonus Plan. The percentage of corporate goal achievement, together with the percentage of achievement for the individual component, are then used to calculate bonus payouts for individuals who participate in the Corporate Bonus Plan.

For 2013, taking into consideration the results of the benchmarking data and the potential impact of such executive officers on overall corporate performance, the chief executive officer, the executive vice president and each of the other named executive officers were assigned a target bonus of 90%, 60% and 40%, respectively, of his or her base salary, which would be earned by the officer upon achievement of his or her respective individual performance targets at the 100% level and the company’s achievement of corporate objectives at the 100% level. Actual bonus payouts can range from 0 to 1.5 multiplied by the target bonus awards, based on individual and company performance. The following are the weightings of the individual and company corporate performance components used for participants in determining the actual bonus award amounts:

Position	Weighting of Company’s Performance Against Corporate Goals	Weighting of Individual Performance
Chief Executive Officer	75%	25%
Executive Vice President	65%	35%
Senior Vice President	50%	50%

The target bonuses for each of the named executive officers in 2013 are set forth in the table captioned “2013 Grants of Plan-Based Awards Table.”

For 2013, the corporate bonus component depended on the achievement of various performance objectives. These corporate performance objectives were divided into four primary weighted categories: (i) commercial, regulatory, operational and business development objectives for the successful transition of the HORIZANT business to XenoPort (weighted 30%); (ii) regulatory, clinical development, commercial and business development objectives with respect to the filing of a new drug application, or NDA, and preparation for commercial launch of the company’s AP product candidate as a potential treatment for spasticity (weighted 30%); (iii) regulatory, preclinical and clinical development, commercial and business development objectives for the company’s XP21279 and XP23829 product candidates (weighted 30%); and (iv) financial, commercial, business development, organizational and investor relations objectives (weighted 10%). The specific 2013 corporate performance goals (that were established in January 2013 and were not modified in response to GSK’s underperformance nor the GSK product stockout that affected HORIZANT objectives) consisted of:

•	Successful resolution of a post-marketing requirement (PMR) driving study for HORIZANT;

•

Ensuring supply chain, pharmacovigilance, medical information, post-marketing regulatory support, healthcare compliance and financial systems/procedures are in place on May 1, 2013 to provide compliant distribution of HORIZANT and uninterrupted patient access;

•	Launching HORIZANT in the United States through the execution of XenoPort-generated strategies, including brand marketing plan, sales team deployment strategy and managed markets access plan;

•	Achieving an annual run rate of gross sales of HORIZANT of $20 million based on 2013 fourth quarter sales;

•

Subject to the directive of the board of directors as it deems appropriate for the strategy of the company, completing partnering arrangements to expand access to U.S. primary care physicians for HORIZANT;

•	Ensuring sufficient enrollment into our Phase 3 long-term safety extension study of AP to support the NDA safety database;

•	Releasing top-line data from our Phase 3 AP spasticity clinical trial;

•	Performing validation campaigns to support AP manufacturing plans;

•	Submitting an NDA to the FDA for AP as a potential treatment of spasticity;

•	Completing formulation scale-up work and manufacture of required drug products for XP23829 development;

•	Completing preclinical studies and providing top-line data from two Phase 1 clinical trials of XP23829;

•	Expanding corporate compliance policies to support transition to commercialization;

•	Monitoring expenses to not exceed publicly-disclosed cash usage guidance for the 2013 fiscal year;

•

Subject to the directive of the board of directors as it deems appropriate for the strategy of the company, completing licensing arrangements that expand commercialization of one or more of the company’s product candidates outside the United States;

•	Achieving an effective shelf registration statement to enable capital-raising activities;

•	Subject to the directive of the board of directors as it deems appropriate for the strategy of the company, completing a financing that extends the company’s operating cash through 2014; and

•	Maintaining effective Sarbanes-Oxley, or SOX, 404 controls and procedures.

In evaluating the company’s achievement of its corporate objectives for the 2013 performance period in December 2013 and January 2014, the compensation committee considered a number of objective, quantitative metrics, such as the 2013 annual run rate of gross sales of HORIZANT, infrastructure build-out results or clinical trial enrollment objectives, and also considered qualitative factors that affected the achievement of certain objectives and the relative importance of each such objective within the applicable weighted category and the overall performance of the company. For example, in the goal category of objectives for HORIZANT, the compensation committee considered the successful accelerated infrastructure build-out and organizational transition to commercial operations as well as the company’s successful resolution of the product stockout that had been inherited from the company’s prior collaboration partner to be significant achievements for the company. However, these achievements were also tempered by the fact that the company failed to achieve the targeted 2013 annual run rate of gross sales of HORIZANT. Following an analysis on a goal-by-goal basis, the compensation committee concluded that 2013 was a year of both significant accomplishments and challenges for XenoPort. Although the compensation committee determined good progress had been achieved in the advancement of the XP23829 development program, that fact did not outweigh the failure of the AP Phase 3 program in spasticity. In evaluating the achievement of objectives and determining a performance score, the compensation committee first assessed the goal accomplishments and shortfalls within each weighted category. Then the compensation committee weighted the relative performance of our objectives by the four primary categories described above in evaluating the company as a whole to make a determination of an overall performance score. After review, evaluation and deliberation of all corporate objectives against the weighting of the specific categories, the compensation committee determined that the corporate weighted performance objectives under the Corporate Bonus Plan for the 2013 performance period had been met at a level of 65%. Accordingly, no bonus award payouts were made to our named executive officers.

Under the Corporate Bonus Plan, individual performance objectives were established for each executive officer in consultation with Dr. Barrett based on the corporate performance objectives relevant to the executive officer’s principal business unit, and the compensation committee established specific performance criteria for each executive officer that were aligned with the corporate performance objectives set forth above. Typically, after the end of each Corporate Bonus Plan annual performance period, individual performance is evaluated based on achievement of weighted goals and objectives as reflected in the employee’s written performance objectives for the year. Because the corporate weighted performance score was 65%, which was below the 70% minimum performance threshold under the terms of the Corporate Bonus Plan, and the compensation committee and the board of directors confirmed that no bonuses would be paid to executive officers for the 2013 performance period, the compensation committee and board of directors reviewed and assessed executive officer performance, but they did not determine final individual performance scores. The 2013 individual performance goals and the relative weighting of each such goal for our named executive officers are set forth in the table below. While each of our executive officers shared some of the same specific performance goals, weightings of goals by category may vary to reflect the different impact each executive officer was expected to have on the related specified corporate performance objectives, and an executive officer may have additional goals to be consistent with the executive officer’s particular duties and responsibilities. For example, the individual performance goals for Mr. Harris, our senior vice president of finance and chief financial officer, were not as heavily weighted towards success in our development and clinical trial objectives, but reflect greater weighting for financial, organizational and budgeting related matters that were more within his control.

	Goal Weighting for Each Named Executive Officer
Performance Goal Category	Dr. Barrett	Mr. Harris	Mr. Angotti	Dr. Bates	Ms. Bosko
Commercial, Regulatory, Operational and Business Development Objectives for the HORIZANT Business (1)	25%	40%	60%	30%	50%
Regulatory, Clinical, Commercial and Business Development Objectives for AP (2)	25%	10%	20%	30%	5%
Regulatory, Preclinical and Clinical, Commercial and Business Development Objectives for XP21279 and XP23829 (3)	25%	0%	5%	20%	15%
Financial, Commercial, Business Development and Organizational Objectives (4)	25%	50%	15%	20%	30%

(1)	This goal category related to commercial, regulatory and corporate value objectives with respect to HORIZANT, including resolving a potential new FDA-proposed PMR driving study for HORIZANT, implementing the required supply chain, pharmacovigilance, medical information, regulatory, financial systems and healthcare compliance programs so XenoPort was commercial-ready by May 1, 2013 to provide compliant distribution of HORIZANT and uninterrupted patient access, successfully re-launching HORIZANT in the United States and achieving the targeted annual run rate of gross sales of HORIZANT based on 2013 fourth quarter sales. With respect to Dr. Barrett, this goal category also included supervising the development of a medical affairs function, fostering relationships with key opinion leaders and patient advocacy groups and working to identify potential partners for ex-U.S. development or to increase access to primary care physicians. With respect to Mr. Harris, this goal category also included objectives related to developing and implementing policies and procedures to address the recording and reporting of sales, appropriate revenue recognition and cost accounting practices, returns and aggregate spend “Sunshine Act” reporting requirements; and objectives related to providing financial and business strategic input with respect to commercial contracts. With respect to Mr. Angotti, this goal category included managing the company’s commercial transition and build-out project, establishing a contract sales force and serving in a leadership role in the development of the HORIZANT commercial brand. With respect to Dr. Bates, this goal category also included ensuring a functional global safety database and an operational call center and supervising safety reporting, drug listings, electronic FDA submissions and required quality systems for compliant commercial operations. With respect to Ms. Bosko, this goal category also included creating a U.S. healthcare compliance program, developing a compliance department, completing all required state certifications and licenses and establishing policies and procedures to address Sunshine Act reporting requirements.
(2)

This goal category related to regulatory, clinical development and commercial readiness objectives with respect to AP, including completing a Phase 3 clinical trial evaluating AP for the treatment of spasticity in patients with MS, performing validation campaigns to support AP manufacturing plans and submitting an

NDA to the FDA for AP. With respect to Dr. Barrett, this goal category also included specific objectives related to supervising the development of a medical affairs function and patient advocacy outreach and key expert consultation. With respect to Mr. Harris, this goal category also included specific objectives related to negotiating and securing commercial supply agreements. With respect to Mr. Angotti, this goal category also included completing a market preparation plan and pre-launch planning with respect to AP. With respect to Dr. Bates, this goal category also included specific objectives related to regulatory, quality, biometrics and safety support of clinical development, establishing regulatory development plans and NDA filing work. With respect to Ms. Bosko, this goal category also included legal support for AP commercial supply agreements.
(3)	This goal category related to regulatory, preclinical and clinical development, commercial and business development objectives for the development of XP21279 and XP23829, including completing formulation scale-up work and manufacture of required drug products for XP23829 and completing preclinical studies and providing top-line data from two Phase 1 clinical trials of XP23829. With respect to Dr. Barrett, this goal category also included fostering relationships with key opinion leaders, working with the FDA to assess regulatory development pathway options and business development objectives with respect to potential licensing opportunities. Mr. Harris did not have individual objectives related to this goal category. With respect to Mr. Angotti, this goal category also included business development objectives with respect to potential licensing or partnering opportunities. With respect to Dr. Bates, this goal category also included objectives related to regulatory submissions and quality, biometrics and safety support of clinical development. With respect to Ms. Bosko, this goal category also included providing support on all corporate legal needs and contracts related to such development programs.
(4)	This goal category related to financial, commercial, business development and organizational objectives, including expanding the corporate compliance program to support commercialization, monitoring expenses to not exceed publicly-disclosed cash usage guidance for the 2013 fiscal year, achieving an effective shelf registration statement to enable capital-raising activities, potential partnering and financing activities, monitoring expenses to not exceed publicly-disclosed cash usage guidance and maintaining effective SOX 404 controls and procedures. With respect to Dr. Barrett, this goal category also included human resources, investor communication and medical affairs objectives. With respect to Mr. Harris, this goal category also related to specified investor relations and financing activities, obtaining unqualified audit opinions from our independent registered public accounting firm on our financial statements, addressing accounting matters related to the termination of the GSK collaboration and human resources matters. With respect to Mr. Angotti, this goal category also related to taking a leadership role within the company, managing operating budgets across the organization and communicating with investors and potential partners. With respect to Dr. Bates, this goal category also included objectives related to department management and human resources matters. With respect to Ms. Bosko, this goal category also included managing SEC filings and compliance, board and management advisory matters and financing readiness objectives.

The compensation committee believes that maintaining bonus compensation as a percentage of base salary is an appropriate means to reward an executive officer for achieving specific goals. The company establishes performance goals intended to reflect tasks beyond those that should be reasonably expected of an executive officer during the particular calendar year and which, if attained, justify the payment of additional compensation. Having a significant portion of an executive’s compensation contingent upon individual and company-wide performance aligns with the company’s philosophy that pay-for-performance programs attract, motivate and retain executive officers who contribute to the company’s long-term success and related stockholder value creation. For this reason, through the Corporate Bonus Plan, the company aims to provide the opportunity for most executives to achieve overall cash compensation, when targeted levels of performance are achieved or exceeded, which is above the median of pay practices of our peer group. The compensation committee believes that offering the executive officers the opportunity to achieve levels of cash compensation above the 50th percentile of its peers provides the appropriate incentive to achieve the performance objectives of the Corporate Bonus Plan and to retain such executives in a highly competitive industry.

XenoPort has not historically paid automatic or guaranteed bonuses to its executive officers. However, the company has from time to time paid signing or promotion bonuses in connection with the initial hiring or appointment of an executive officer, or a change in a person’s position or responsibilities with the company. No such bonuses were paid to the named executive officers in 2013. The company from time to time may also grant spot bonus awards, which are limited bonuses provided to specific employees as warranted to recognize outstanding effort, service or achievement in connection with a specific objective. The spot bonus award program is available to all employees generally across the company. No such bonuses were paid to the named executive officers in 2013.

Long-Term Incentive Compensation. XenoPort believes that long-term incentive compensation, in the form of stock options, performance-based options and restricted stock unit awards, allows the executive officers to share in any appreciation in the value of XenoPort’s common stock and aligns the incentives of the company’s executive officers with the interests of its stockholders and with its long-term success. We generally target long-term incentive compensation at the 50th percentile of pay practices of our peer group and then provide the opportunity to achieve overall compensation, when targeted levels of performance are achieved or exceeded, which is above the median of pay practices of our peer group. The compensation committee believes that offering the executive officers the opportunity to achieve levels of total compensation above the 50th percentile of its peer group provides the appropriate alignment between challenging individual performance objectives and the long-term success of our company. Some long-term incentive compensation awards for our executive officers may be lower or higher than the 50th percentile, because benchmarking, while it is the principal component, is only one component in determining the levels of long-term incentive compensation awards. Benchmarked compensation is then individually adjusted on a purely subjective basis using a number of factors, including, depending on the individual executive, individual performance, any change in position scope or responsibilities, managerial leadership, equity awards granted to other professionals across the executive group and the overall performance of our company.

For 2013, the company’s long-term compensation program consisted of stock awards, comprising grants of stock options and restricted stock unit awards, each carrying service-based vesting conditions. XenoPort chose to grant both types of stock awards because the compensation committee concluded that companies in our peer group were increasingly granting full value awards such as restricted stock units and, therefore, restricted stock units would be necessary as part of a competitive compensation package to attract and retain highly qualified executives. In addition, while both stock options and restricted stock units enable our executive officers to benefit, like stockholders, from any increases in the value of our stock, stock options deliver future value only if the value of our stock increases above the exercise price. In contrast, restricted stock units deliver fully paid shares of our stock upon vesting, so they retain some value even if our stock price declines, stays flat or only increases marginally after the restricted stock unit is granted. For 2014, the company has included performance-based options that carry specific performance-based milestones as vesting triggers, as well as additional time-based vesting conditions. For 2014 equity awards that vest based on achievement of performance goals, the economic value will only be realized if such performance goals are achieved, which continues to directly align the interests of our executive officers with the interests of our stockholders and our long-term success. Currently, XenoPort grants stock awards to its executive officers through the 2005 Equity Incentive Plan, which was established to provide the company’s employees with an opportunity to participate, along with the company’s other stockholders, in the company’s long-term performance. Assuming stockholder approval of the new 2014 Equity Incentive Plan, no future awards would be made under the 2005 Equity Incentive Plan. Under the 2005 Equity Incentive Plan, initial grants of stock awards may be made to eligible employees in connection with their commencement of employment, and additional grants are generally made to certain employees periodically or following a significant change in the job responsibilities, scope or title of such employment. Stock options granted under the 2005 Equity Incentive Plan are subject to service-based vesting conditions, generally monthly over a four-year period from the date of grant, and expire ten years from the date of grant. The exercise price of stock options granted under the 2005 Equity Incentive Plan is equal to the closing price of the company’s common stock as reported on the NASDAQ Global Select Market on the date of grant. Restricted stock units granted under the 2005 Equity Incentive Plan are also subject to service-based vesting conditions, typically vesting annually over a three- or four-year period.

In addition, XenoPort has granted new employee inducement stock awards in connection with the hiring of certain employees. Inducement stock awards are granted outside of the 2005 Equity Incentive Plan, approved by the independent compensation committee of the board of directors and granted as an inducement material to the employee’s employment with the company in accordance with Nasdaq Marketplace Rule 5635(c)(4). In 2010, the company adopted the 2010 Inducement Award Plan, and inducement stock awards have been made under such plan. Assuming stockholder approval of the new 2014 Equity Incentive Plan at this annual meeting, no future awards would be made under the 2010 Inducement Award Plan. Like awards granted under the 2005 Equity Incentive Plan, the new employee inducement stock awards each carry service-based vesting conditions and are used to provide the company’s new employees with an opportunity to participate, along with the company’s other stockholders, in the company’s long-term performance.

The guidelines for the number of stock awards for each participant under the 2005 Equity Incentive Plan and for new hires under the 2010 Inducement Award Plan are generally determined by several factors, including functional responsibility, salary and performance levels of each participant. In recommending to the board of directors stock awards for the executive officers, the compensation committee considers principally benchmarking data and then subjectively considers a number of other factors, including individual performance, overall contribution to the company, internal pay equity, officer retention and the number of unvested stock options and restricted stock units held by the executive officer. The company’s internal pay equity analysis includes each executive officer’s overall equity position, the amount of shares subject to awards that have vested and remain subject to vesting and the equity value of awards that are in-the-money. As noted above, the compensation committee also considers the recommendations of Dr. Barrett in determining stock award recommendations for the company’s other executive officers. Also, as noted above, the compensation committee makes awards at levels calculated to be competitive within XenoPort’s industry by taking into account the stock award benchmarking data from the XenoPort peer group recommended by Radford and generally targeting long-term incentive compensation at the 50th percentile of pay practices of our peer group and then providing the opportunity to achieve overall compensation, when targeted levels of performance are achieved or exceeded, which is above the median of pay practices of our peer group. XenoPort provides significant equity-based incentives for executive officers and other key employees to ensure that they are motivated over the long term to respond to XenoPort’s business challenges and opportunities as owners and not just as employees.

The company does not have any programs, plans or practices with respect to the timing of stock awards in coordination with the release of material nonpublic information. For non-officer employees, new hire stock awards are approved by the chief executive officer or, in the case of inducement awards under the 2010 Inducement Award Plan, the independent compensation committee, and grants occur on the first practicable business day of the month following the employee’s applicable date of hire. For all stock awards granted to officers and all stock awards granted in connection with employee promotions, the board of directors or compensation committee approves all such stock awards at meetings of the board of directors or compensation committee or by unanimous consents on or before the stock award grant date. Likewise, XenoPort does not time the release of material nonpublic information for the purpose of affecting the value of equity or other compensation granted to its executive officers. With respect to annual incentivizing stock awards for the company’s executive officers, the board of directors generally grants such awards to its executive officers at the first regularly-scheduled board meeting of each fiscal year. However, in order to finalize the terms of new performance-based options, the board granted the 2014 annual incentivizing stock awards for the company’s executive officers at a later board meeting in February 2014.

Additional long-term equity incentives are provided through the company’s 2005 Employee Stock Purchase Plan in which all eligible employees, including executive officers, may allocate up to 15% of their earnings to purchase common stock of the company at a 15% discount to the market price, subject to specified limits.

Severance and Change of Control Benefits. XenoPort entered into severance rights agreements with all of its named executive officers in 2012, and maintains change of control agreements with its other officers, providing for certain severance and change of control benefits, the terms of which are described in more detail below in the sections entitled “Employment Agreements and Arrangements” and “Potential Payments Upon Termination or Change of Control.” XenoPort believes that these severance and change of control benefits are an important element of the company’s executive compensation and retention program, with particular importance in the context of a change of control. Change of control benefits, including stock award vesting acceleration, are structured on a “double-trigger” basis, meaning that the executive officer must experience a constructive termination or a termination without cause in connection with the change of control in order for the change of control benefits to become due. XenoPort believes that the events triggering change of control benefits, comprising both a change of control and an involuntary termination, and then only when there is no misconduct by the officer, are appropriate hurdles for the ensuing rewards. It is the board of directors’ belief that providing change of control benefits should eliminate, or at least reduce, the reluctance of the company’s executive officers to diligently consider and pursue potential change of control transactions that may be in the best interests of the company’s stockholders. The severance rights agreement for Dr. Barrett also provides for certain severance benefits in the event of an involuntary termination outside of the change in control context, including continued payment of salary and healthcare benefits for 18 months and a prorated bonus if it otherwise would have been earned, in exchange for his general release of claims. The severance rights agreements for the other executive officers also provide for certain severance benefits in the event of an involuntary termination outside of the change in control context, including continued payment of salary and healthcare benefits for 12 months and a prorated bonus if it otherwise would have been earned, in exchange for such officer’s full general release of claims. The board of directors and compensation committee believe that the severance benefits in the event of an involuntary termination outside of a change of control are an important element of retention and motivation of XenoPort’s executive officers and consistent with compensation arrangements provided in a competitive market for executive talent, and that the benefits to the company of entering into the severance rights agreements in 2012, including requiring a release of claims against XenoPort as a condition to receiving the severance benefits and removing any rights such executive officer had to an excise tax gross-up payment in the event of a change of control under prior agreements, were in the best interests of the company.

Other Benefits. XenoPort believes that establishing competitive benefit packages for its employees is an important factor in attracting and retaining highly-qualified personnel. Executive officers are eligible to participate in all of XenoPort’s employee benefit plans, such as the 401(k) Plan (see the section entitled “Executive Compensation – Employment Agreements and Arrangements – 401(k) Plan”), medical, dental, vision, health and commuter subsidy, flexible time off, short-term disability, long-term disability, group life insurance, Section 125 flexible spending accounts and the employee stock purchase plan, in each case generally on the same basis as other employees. XenoPort does not currently offer pension or other retirement benefits.

XenoPort provides executive officers with perquisites and benefits that XenoPort and the compensation committee believe are reasonable and consistent with, or less than, what XenoPort’s peer group offers its executive officers. The compensation committee periodically reviews the levels of perquisites and other benefits provided to executive officers to ensure they remain reasonable and consistent with its compensation philosophy.

Compensation Actions for XenoPort’s Named Executive Officers for 2013 and 2014

XenoPort’s compensation actions for Dr. Barrett and the other named executive officers are summarized as follows:

Ronald W. Barrett, Ph.D. – Chief Executive Officer

The compensation committee used the approach described above in its recommendation to the board of directors regarding Dr. Barrett’s base salary and long-term incentive compensation for fiscal 2013. In addition, the compensation committee considered the status of Dr. Barrett as one of the company’s founders and the company’s most senior officer and Dr. Barrett’s technical expertise, reviewed reported cash and incentive compensation for chief executive officers of certain peer companies as described above and evaluated the role he plays in helping to achieve the company-wide performance objectives.

For fiscal 2013, Dr. Barrett’s base salary was set at $500,000, representing a 6.4% increase from his prior year’s base salary of $469,985, and a 4.8% reduction from the base salary initially set by the board of directors in 2010 of $525,000. In March 2010, in light of the company’s reduction in force and restructuring, Dr. Barrett voluntarily reduced his 2010 base salary by 15%, effective April 1, 2010. In addition to Dr. Barrett’s contributions to the company’s successful performance for 2012, Dr. Barrett’s 6.4% increase (which was the largest increase for executive officers for 2013) was driven by the fact that Dr. Barrett’s salary was below the 25th percentile in our peer group. However, Dr. Barrett’s resulting 2013 base salary was still below the 25th percentile in our peer group. In January 2013, upon the compensation committee’s recommendation, the board of directors granted Dr. Barrett stock options to purchase 125,000 shares of common stock and restricted stock units covering 50,000 shares of common stock under the 2005 Equity Incentive Plan. The equity awards are subject to four-year vesting schedules, with stock options vesting on a monthly basis and restricted stock units vesting on an annual basis. Dr. Barrett had a 2013 target bonus of 90% of base salary, but, along with the other executive officers, he did not earn any bonus for the 2013 performance period.

In 2010, our board of directors granted a performance stock unit award to Dr. Barrett. The performance stock unit award was scheduled to vest three years from the date of grant, on May 13, 2013. The target, or nominal, amount of shares of common stock that were subject to issuance under the performance stock unit award was 100,000. The actual number of shares of common stock subject to this performance stock unit award was between 0% and 200% of the target amount, depending upon the company’s total stockholder return as compared to the total stockholder return of a group of pre-selected pharmaceutical companies over a performance period ending on the third anniversary of the grant date. However, under the terms of the award, only 2,700 shares were actually earned and issued since the company’s total stockholder return was ranked at the 40.54% level of the comparison group.

In January 2014, Dr. Barrett voluntarily requested, and our board of directors agreed, to not increase his salary for 2014. As a result, Dr. Barrett’s base salary for fiscal 2014 was maintained at $500,000, representing a 0% increase from his prior year’s salary, still 4.8% lower than the base salary initially set by the board of directors in 2010 and still below the 25th percentile in our peer group.

In February 2014, upon the compensation committee’s recommendation, the board of directors granted Dr. Barrett stock options to purchase 135,000 shares of common stock, restricted stock units covering 40,000 shares of common stock and performance-based stock options to purchase 115,000 shares of common stock under the 2005 Equity Incentive Plan to reflect the board of directors’ subjective assessment of Dr. Barrett’s individual performance for the 2013 performance period as well as Dr. Barrett’s on-going contributions to the company. The stock options are subject to a four-year vesting schedule, with monthly vesting as described above. The restricted stock units vest over a three-year period, with 50% cliff vesting on the second anniversary of the grant date and the remaining 50% cliff vesting on the third anniversary of the grant date. The performance-based stock options have specific corporate milestone vesting triggers as well as additional time-based vesting conditions. Vesting of 25% occurs upon compensation committee certification of the achievement of an XP23829 clinical development milestone, and an additional 25% would vest on the one-year anniversary of the certification date (if it occurs). Vesting of another 25% occurs upon compensation committee certification of the achievement of a HORIZANT commercial milestone, and the remaining 25% would vest on the one-year anniversary of the certification date (if it occurs), to which we refer together with the prior sentence as the 2014 performance-based vesting schedule. These corporate performance objectives were designed such that the relative difficulty of achieving each milestone independently has a 50% probability of achievement. If a performance milestone is not achieved by December 31, 2015, all unvested shares subject to the options terminate.

In addition, Dr. Barrett’s target bonus under the company’s Corporate Bonus Plan for the 2014 performance period was maintained at 90% of base salary.

William G. Harris – Senior Vice President of Finance and Chief Financial Officer

For fiscal 2013, Mr. Harris’ base salary was set at $369,195, representing a 2.5% increase from his 2012 base salary of $360,190 and resulted from the peer group benchmarking data process described above, as adjusted for a limited cost of living increase. In January 2013, Mr. Harris received stock options to purchase 45,000 shares of common stock and restricted stock units covering 20,000 shares of common stock under the 2005 Equity Incentive Plan. The equity awards are subject to four-year vesting schedules, with stock options vesting on a monthly basis and restricted stock units vesting on an annual basis. Mr. Harris had a 2013 target bonus of 40% of base salary, but, along with the other executive officers, he did not earn any bonus for the 2013 performance period.

For fiscal 2014, Mr. Harris’ base salary was set at $380,271, representing a 3.0% increase from his prior year’s base salary. In February 2014, Mr. Harris received stock options to purchase 50,000 shares of common stock, restricted stock units covering 17,000 shares of common stock and performance-based stock options to purchase 26,000 shares of common stock under the 2005 Equity Incentive Plan. The stock options are subject to a four-year vesting schedule, with monthly vesting as described above. The restricted stock units vest over a three-year period, with 50% cliff vesting on the second anniversary of the grant date and the remaining 50% cliff vesting on the third anniversary of the grant date. The performance-based stock options have the 2014 performance-based vesting schedule described above. In addition, Mr. Harris’ target bonus under the company’s Corporate Bonus Plan for the 2014 performance period was maintained at 40% of base salary, consistent with all of our senior vice presidents.

Vincent J. Angotti – Executive Vice President, Chief Operating Officer

For fiscal 2013, Mr. Angotti’s base salary was set at $426,409, representing a 2.5% increase from his 2012 base salary of $416,009 and resulted from the peer group benchmarking data process described above, as adjusted for a limited cost of living increase. In January 2013, Mr. Angotti received stock options to purchase 75,000 shares of common stock and restricted stock units covering 30,000 shares of common stock under the 2005 Equity Incentive Plan. The equity awards are subject to four-year vesting schedules, with stock options vesting on a monthly basis and restricted stock units vesting on an annual basis. Mr. Angotti had a 2013 target bonus of 60% of base salary, but, along with the other executive officers, he did not earn any bonus for the 2013 performance period.

For fiscal 2014, Mr. Angotti’s base salary was set at $439,202, representing a 3.0% increase from his prior year’s base salary. In February 2014, Mr. Angotti received stock options to purchase 110,000 shares of common stock, restricted stock units covering 20,000 shares of common stock and performance-based stock options to purchase 50,000 shares of common stock under the 2005 Equity Incentive Plan. The stock options are subject to a four-year vesting schedule, with monthly vesting as described above. The restricted stock units vest over a three-year period, with 50% cliff vesting on the second anniversary of the grant date and the remaining 50% cliff vesting on the third anniversary of the grant date. The performance-based stock options have the 2014 performance-based vesting schedule described above. In addition, Mr. Angotti’s target bonus under the company’s Corporate Bonus Plan for the 2014 performance period was maintained at 60% of base salary.

Gregory T. Bates, D.V.M. – Senior Vice President of Regulatory Affairs and Quality

For fiscal 2013, Dr. Bates’ base salary was set at $336,000, representing a 5.0% increase from his 2012 year-end base salary of $320,000 (established in June 2012 upon Dr. Bates’ appointment as senior vice president of regulatory affairs and quality). Dr. Bates’ base salary increase in 2013, which was greater than the increases for Mr. Angotti and Mr. Harris that were driven primarily by peer group benchmarking data, reflected the compensation committee’s assessment of Dr. Bates’ performance during 2012, the increased position scope and responsibilities he assumed and his importance to the company for its planned 2013 clinical trial activities and post-marketing regulatory activities with the company’s launch of HORIZANT. In January 2013, Dr. Bates received stock options to purchase 50,000 shares of common stock and restricted stock units covering 20,000 shares of common stock under the 2005 Equity Incentive Plan. The equity awards are subject to four-year vesting schedules, with stock options vesting on a monthly basis and restricted stock units vesting on an annual basis. Dr. Bates had a 2013 target bonus of 40% of base salary, but, along with the other executive officers, he did not earn any bonus for the 2013 performance period.

For fiscal 2014, Dr. Bates’ base salary was set at $346,080, representing a 3.0% increase from his prior year’s base salary. In February 2014, Dr. Bates received stock options to purchase 47,000 shares of common stock, restricted stock units covering 14,000 shares of common stock and performance-based stock options to purchase 24,000 shares of common stock under the 2005 Equity Incentive Plan. The stock options are subject to a four-year vesting schedule, with monthly vesting as described above. The restricted stock units vest over a three-year period, with 50% cliff vesting on the second anniversary of the grant date and the remaining 50% cliff vesting on the third anniversary of the grant date. The performance-based stock options have the 2014 performance-based vesting schedule as described above. In addition, Dr. Bates’ target bonus under the company’s Corporate Bonus Plan for the 2014 performance period was maintained at 40% of base salary, consistent with all of our senior vice presidents.

Gianna M. Bosko – Senior Vice President, Chief Legal Officer and Secretary

For fiscal 2013, Ms. Bosko’s base salary was set at $353,871, representing a 5.0% increase from her 2012 base salary of $337,020. Ms. Bosko’s base salary increase in 2013, which was greater than the increases for Mr. Angotti and Mr. Harris that were driven primarily by peer group benchmarking data, reflected the compensation committee’s assessment of Ms. Bosko’s exemplary performance during 2012 and successful resolution of the GSK litigation and her importance to the company for its planned 2013 commercialization activities, including expanded compliance responsibilities in connection with the company’s launch of HORIZANT. In January 2013, Ms. Bosko received stock options to purchase 50,000 shares of common stock and restricted stock units covering 20,000 shares of common stock under the 2005 Equity Incentive Plan. The equity awards are subject to four-year vesting schedules, with stock options vesting on a monthly basis and restricted stock units vesting on an annual basis. Ms. Bosko had a 2013 target bonus of 40% of base salary, but, along with the other executive officers, she did not earn any bonus for the 2013 performance period.

For fiscal 2014, Ms. Bosko’s base salary was set at $364,487, representing a 3.0% increase from her prior year’s base salary. In February 2014, Ms. Bosko received stock options to purchase 34,000 shares of common stock, restricted stock units covering 9,000 shares of common stock and performance-based stock options to purchase 17,000 shares of common stock under the 2005 Equity Incentive Plan. The stock options are subject to a four-year vesting schedule, with monthly vesting as described above. The restricted stock units vest over a three-year period, with 50% cliff vesting on the second anniversary of the grant date and the remaining 50% cliff vesting on the third anniversary of the grant date. The performance-based stock options have the 2014 performance-based vesting schedule described above. In addition, Ms. Bosko’s target bonus under the company’s Corporate Bonus Plan for the 2014 performance period was maintained at 40% of base salary, consistent with all of our senior vice presidents.

Compensation Recovery Policy

We do not have a policy to attempt to recover cash bonus payments paid to our executive officers if the performance objectives that led to the determination of such payments were to be restated or found not to have been met to the extent the compensation committee originally believed. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our chief executive officer and chief financial officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. In addition, we plan to implement appropriate compensation recoupment programs in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

Accounting and Tax Considerations

XenoPort accounts for stock-based awards exchanged for employee services in accordance with the Compensation – Stock Compensation topic of the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC. In accordance with the topic, XenoPort is required to estimate and record an expense for each award of equity compensation over the vesting period of the award. Accounting rules also require the company to record cash compensation as an expense over the period during which it is earned.

Section 162(m) of the Code limits XenoPort to a deduction for federal income tax purposes of no more than $1.0 million of compensation paid to certain executive officers in a taxable year. Compensation above $1.0 million may be deducted if it is “performance-based compensation” within the meaning of the Code. Although the company had, prior to 2013, not paid any executive officer in a taxable year that is subject to the deduction limit in excess of $1.0 million, such compensation in 2013 did, or in future years may, exceed such deduction limits. In that event, the company will evaluate with its tax advisors whether such compensation may be deemed “performance-based compensation” within the meaning of the Code. The company and the compensation committee intend to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of the company and our stockholders.

SUMMARY OF COMPENSATION

The following table shows for the fiscal years ended December 31, 2013, 2012 and 2011, compensation awarded or paid to, or earned by, our chief executive officer, chief financial officer and three other most highly compensated executive officers at December 31, 2013. The individuals listed in the table below are referred to in this proxy statement as our “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Ronald W. Barrett, Ph.D.	2013	500,000		—	440,000	724,713	—	5,874(4)	1,670,587
Chief Executive Officer	2012	469,985		—	325,500	210,675	444,136	5,774(5)	1,456,070
	2011	458,522		—	595,400	886,560	330,136	774(6)	2,271,392

William G. Harris	2013	369,195		—	176,000	260,897	—	5,874(4)	811,966
Senior Vice President of	2012	360,190		—	130,200	84,270	151,280	5,414(5)	731,354
Finance and Chief Financial Officer	2011	351,405		—	229,000	295,520	115,964	414(6)	992,303

Vincent J. Angotti	2013	426,409		—	264,000	434,828	—	5,370(4)	1,130,607
Executive Vice President,	2012	416,009		—	264,700	140,450	227,247	5,270(5)	1,053,676
Chief Operating Officer	2011	405,863		—	229,000	295,520	133,935	180(6)	1,064,498

Gregory T. Bates, D.V.M.	2013	336,000		—	176,000	289,885	—	5,874(4)	807,759
Senior Vice President of	2012	307,640		—	194,400	125,696	120,185	5,414(5)	753,335
Regulatory Affairs and Quality	2011	272,412		—	137,400	118,208	66,400	414(6)	594,834

Gianna M. Bosko	2013	353,871		—	176,000	289,855	—	5,280(4)	825,006
Senior Vice President, Chief	2012	337,020		—	130,200	98,315	155,029	5,180(5)	725,744
Legal Officer and Secretary	2011	251,658	(7)	—	229,000	265,968	83,921	142(6)	830,689

(1)	The dollar amounts in this column represent the full grant date fair value calculated in accordance with FASB ASC Topic 718 for restricted stock unit awards granted during the applicable fiscal year.

(2)	The dollar amounts in this column represent the full grant date fair value of stock option awards granted during the fiscal year. These amounts have been calculated in accordance with FASB ASC Topic 718 using the Black Scholes option-pricing model and the assumptions outlined in the footnotes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC.
(3)	Represents cash award amounts for achievement of certain corporate and individual goals pursuant to the Corporate Bonus Plan. There were no cash bonus awards earned by the named executive officers under the Corporate Bonus Plan for the 2013 performance period.
(4)	Consists of $5,100 of an employer match on contributions to the 401(k) Plan and the remainder in life insurance premiums paid by XenoPort.
(5)	Consists of $5,000 of an employer match on contributions to the 401(k) Plan and the remainder in life insurance premiums paid by XenoPort.
(6)	Represents life insurance premiums paid by XenoPort.
(7)	Represents Ms. Bosko’s salary earned during 2011, which was prorated due to maternity leave.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2013.

2013 Grants of Plan-Based Awards Table

		Date of Board or Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(2)		All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date(1)	Action to Grant Award	Target ($)	Maximum ($)	Stock or Units (#)(3)	Options (#)(4)	Awards ($/Sh)	Awards ($)(5)
Ronald W. Barrett, Ph.D.	—	—	450,000	675,000	—	—	—	—
	1/14/13	1/9/13	—	—	—	125,000	8.80	724,713
	1/14/13	1/9/13	—	—	50,000	—	—	440,000

William G. Harris	—	—	147,678	221,517	—	—	—	—
	1/14/13	1/9/13	—	—	—	45,000	8.80	260,897
	1/14/13	1/9/13	—	—	20,000	—	—	176,000

Vincent J. Angotti	—	—	255,845	383,768	—	—	—	—
	1/14/13	1/9/13	—	—	—	75,000	8.80	434,828
	1/14/13	1/9/13	—	—	30,000	—	—	264,000

Gregory T. Bates, D.V.M.	—	—	134,400	201,600	—	—	—	—
	1/14/13	1/9/13	—	—	—	50,000	8.80	289,885
	1/14/13	1/9/13	—	—	20,000	—	—	176,000

Gianna M. Bosko	—	—	141,548	212,323	—	—	—	—
	1/14/13	1/9/13	—	—	—	50,000	8.80	289,855
	1/14/13	1/9/13	—	—	20,000	—	—	176,000

(1)	Grant date of the stock option or restricted stock unit award granted in 2013.
(2)

The dollar amounts in these columns represent the target and maximum amounts of each named executive officer’s annual cash bonus award for the year ended December 31, 2013 pursuant to the Corporate Bonus Plan. The Corporate Bonus Plan requires that the company achieve at least 70% of the company’s weighted corporate objectives in order for any bonus award payouts to occur. Target amounts represent 90% of 2013 base salary for Dr. Barrett; 60% of 2013 base salary for Mr. Angotti; and 40% of 2013 base salary for each of Mr. Harris, Dr. Bates and Ms. Bosko. Maximum amounts represent 150% of 2013 target bonus award for each named executive officer. There were no cash bonus awards earned by the named executive officers under the Corporate Bonus Plan for 2013, however. For a description of XenoPort’s annual cash bonus award program, see “Compensation Discussion and Analysis – Executive Compensation Program – Corporate Bonus Plan.”
(3)	Restricted stock unit awards were granted under our 2005 Equity Incentive Plan and are described in the Outstanding Equity Awards at Fiscal Year-End Table below.
(4)	Stock options were granted under our 2005 Equity Incentive Plan and are described in the Outstanding Equity Awards at Fiscal Year-End Table below.
(5)	Represents the grant date fair value of such stock option award or restricted stock unit award as determined in accordance with FASB ASC Topic 718. The grant date fair values of the stock option awards were determined using the Black Scholes option-pricing model and the assumptions outlined in the footnotes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC.

EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

Executive Employment Agreements

XenoPort does not have employment agreements currently in effect with any of its named executive officers. Like other employees, executives are eligible for annual salary increases, participation in the annual performance bonus plan and discretionary equity grants.

From time to time, we have provided an offer letter in connection with an executive officer’s commencement of employment, which describes such executive officer’s initial terms of employment. For example, in May 2008, we provided Vincent J. Angotti with an offer letter that included an initial base salary, initial equity awards, hiring and retention bonuses and relocation and housing assistance. However, Mr. Angotti’s employment is at will and is not governed by the terms of his offer letter.

Change of Control and Severance Rights Arrangements

Severance Rights Agreements

In 2012, we entered into severance rights agreements with Dr. Barrett, Messrs. Angotti and Harris, Dr. Bates and Ms. Bosko. Each severance rights agreement replaced and superseded all prior change of control agreements between each such named executive officer and the company. These agreements address changes in applicable laws, provide for more internally consistent severance benefits consistent with market standards as well as eliminated any existing rights the applicable executive had to receive a “golden parachute” tax gross-up.

Pursuant to his severance rights agreement, or the CEO Severance Rights Agreement, Dr. Barrett is eligible to receive:

•

in the event of a termination by the company without cause (and other than as a result of death of disability) or a resignation by Dr. Barrett for good reason (either such termination referred to as a Qualifying CEO Termination), in either case with such termination occurring outside of the period beginning three months prior to, and ending 18 months after the closing of, a change of control (such 21-month period referred to as the Change of Control Period):

•	continued payment of his base salary for 18 months,

•	a prorated bonus that would have been earned for the year of termination, paid in a lump sum, and

•	reimbursement for up to 18 months of continued healthcare coverage; and

•	in the event of a Qualifying CEO Termination during the Change of Control Period:

•	continued payment of his base salary for 24 months,

•	200% of his target bonus for the year of termination, paid over 24 months,

•	a prorated target bonus for the year of termination, paid in a lump sum,

•	reimbursement for up to 24 months of continued healthcare coverage, and

•	full acceleration of the service-based vesting of his equity awards.

The CEO Severance Rights Agreement does not contain a 280G excise tax gross-up provision, and Dr. Barrett would be required to agree to a release of claims against the company to receive any severance benefits included in the CEO Severance Rights Agreement.

Under the severance rights agreements with Messrs. Harris and Angotti, Dr. Bates and Ms. Bosko, each referred to as an Named Executive Officer Severance Rights Agreement, such named executive officers are each eligible to receive:

•

in the event of a termination by the company without cause (and other than as a result of death or disability) or a resignation by the named executive officer for good reason (either such termination referred to as a Qualifying Termination), in either case with such termination occurring outside of the Change of Control Period:

•	continued payment of the named executive officer’s annual base salary for 12 months,

•	a prorated bonus that would have been earned by the named executive officer for the year of termination, paid in a lump sum, and

•	reimbursement for up to 12 months of continued healthcare coverage; and

•	in the event of a Qualifying Termination during the Change of Control Period:

•	continued payment of the executive officer’s annual base salary for 18 months,

•	150% of the named executive officer’s target bonus for the year of termination, paid over 18 months,

•	a prorated target bonus for the year of termination, paid in a lump sum,

•	reimbursement for up to 18 months of continued healthcare coverage, and

•	full acceleration of the service-based vesting of the named executive officer’s equity awards.

The Named Executive Officer Severance Rights Agreements do not contain a 280G excise tax gross-up provision, and each named executive officer would be required to agree to a release of claims against the company to receive any severance benefits included in the Named Executive Officer Severance Rights Agreement.

For purposes of these severance rights agreements, a change of control includes our merger, consolidation or similar transaction after which our stockholders own 50% or less of the voting power of the surviving corporation, our dissolution or liquidation or a sale, lease, exclusive license or disposition of all or substantially all of our assets.

Equity Plan Arrangements

Our 1999 Stock Plan provides that in the event of specified change of control transactions, including a merger with or into another corporation or the sale of substantially all of our assets, all outstanding options under the plan may be either assumed or substituted for by any surviving entity. If the surviving or acquiring entity elects not to assume or substitute for such options, the vesting and exercisability of such options will be accelerated in full and such options will be terminated if not exercised prior to the effective date of such change of control transaction.

Our 2005 Equity Incentive Plan, our 2010 Inducement Award Plan, as amended, and our 2014 Plan provide that, in the event of certain significant corporate transactions, all outstanding stock awards under the respective plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity elects not to assume, continue or substitute for such stock awards, then (1) with respect to any such stock awards that are held by individuals whose service with us or our affiliates has not terminated more than three months prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights with respect to such stock awards will lapse and (2) all other outstanding stock awards will terminate if not exercised (if applicable) prior to the effective date of the corporate transaction.

In addition, our board of directors has adopted and approved forms of a stock option agreement and a restricted stock unit award agreement under our 2005 Equity Incentive Plan and 2010 Inducement Award Plan that provide, and our board plans to adopt and approve similar forms of stock option agreement and restricted stock unit award agreement under the 2014 Plan (assuming stockholder approval of the 2014 Plan) that may provide, that all shares subject to each stock option award or stock unit award will immediately vest in the event that a recipient’s service with us or a successor entity is actually or constructively terminated without cause within 12 months following the occurrence of a specified change-in-control transaction, including a merger with or into another corporation or the sale of substantially all of our assets. If Proposal 4 is approved by our stockholders, no further awards would be made under our 2005 Equity Incentive Plan and therefore future awards would be made under the 2014 Plan.

Under the 2014 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2014 Plan) as may be provided in the participant’s stock award agreement or other written agreement with us or one of our affiliates or in any director compensation policy of the company, but in the absence of such provision, no such acceleration will occur.

Stock Awards

We currently grant stock awards to executive officers under our 2005 Equity Incentive Plan. The 2005 Equity Incentive Plan was established to provide XenoPort employees with an opportunity to participate in XenoPort’s long-term performance. Except with respect to stock awards granted to our chief executive officer, our board of directors has delegated its authority to administer the 2005 Equity Incentive Plan to our compensation committee, referred to as the plan administrator. We also have granted new employee inducement stock awards, both as independent grants and under our 2010 Inducement Award Plan, approved by the independent members of the board of directors or the independent compensation committee, outside of the 2005 Equity Incentive Plan to new executive officers and employees as an inducement material to their employment with the company in accordance with Nasdaq Marketplace Rule 5635(c)(4). The terms of the new employee inducement stock awards granted independently and under our 2010 Inducement Award Plan are consistent with those granted under the 2005 Equity Incentive Plan. The following is a description of permissible terms of stock awards under the 2005 Equity Incentive Plan, 2010 Inducement Award Plan and new employee inducement stock awards granted outside of any plan:

•

Stock Option Exercise Price. Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements. Only nonstatutory stock options are granted under the 2010 Inducement Award Plan and as new employee inducement stock awards outside of any plan. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the plan and applicable law, provided that the exercise price of an incentive stock option cannot be less than 100% of the fair market value of our common stock on the date of grant and the exercise price of a nonstatutory stock option cannot be less than 85% of the fair market value of our common stock on the date of grant. Options vest at the rate specified by the plan administrator.

•

Stock Option Term. Generally, the plan administrator determines the term of stock options granted, up to a maximum of ten years (except in the case of certain incentive stock options under the 2005 Equity Incentive Plan, as described below). Unless the terms of an optionee’s stock option agreement provide otherwise, if an optionee’s relationship with us, or any of our affiliates, ceases for any reason other than disability, death or following a change of control, the optionee may exercise any vested options for a period of three months following the cessation of service. If an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death (or an optionee dies within a certain period following cessation of service), the optionee or a beneficiary may exercise any vested options for a period of up to 12 months in the event of disability and up to 18 months in the event of death. If an optionee’s relationship with us, or any of our affiliates, ceases within 12 months following a specified change of control transaction, the optionee may exercise any vested options for a period of up to 12 months following the effective date of such a transaction. In no event, however, may an option be exercised beyond the expiration of its term.

•

Stock Option Consideration. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (1) cash or check; (2) a broker-assisted cashless exercise; (3) the tender of common stock previously owned by the optionee; (4) a net exercise of the option; (5) a deferred payment arrangement; and (6) other legal consideration approved by the plan administrator.

•

Restricted Stock Unit Awards. Acceptable consideration to be paid, if any, for each share of common stock subject to a restricted stock unit may be paid in any form of legal consideration as determined by the plan administrator. A stock unit award may be settled by the delivery of shares of common stock, or their cash equivalent or any other form of consideration as determined by the plan administrator. The plan administrator may impose vesting restrictions or conditions on the stock unit awards as it deems appropriate.

•

Stock Award Transfer. Unless the plan administrator provides otherwise, stock awards generally are not transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order. An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

•

Corporate Transactions. In the event of certain significant corporate transactions, all outstanding stock awards under the 2005 Equity Incentive Plan and 2010 Inducement Award Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (1) with respect to any such stock awards that are held by individuals whose service with us or our affiliates has not terminated more than three months prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights with respect to such stock awards will lapse and (2) all other outstanding stock awards will terminate if not exercised (if applicable) prior to the effective date of the corporate transaction. Our board of directors may also provide that the holder of an outstanding stock award not assumed in the corporate transaction will surrender such stock award in exchange for a payment equal to the excess of (1) the value of the property that the optionee would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.

•

Severance and Changes of Control. Our board of directors has adopted and approved forms of stock option and restricted stock unit agreements under the plans that provide, and our board plans to adopt and approve similar forms of stock option agreement and restricted stock unit award agreement under the 2014 Plan (assuming stockholder approval of the 2014 Plan) that may provide, that all shares subject to each stock award will immediately vest in the event that a recipient’s service with us or a successor entity is actually or constructively terminated without cause within 12 months following the occurrence of a change of control transaction.

•

Performance Stock Unit Award. In 2010, our board of directors granted a performance stock unit award to Dr. Barrett. The performance stock unit award was scheduled to vest on May 13, 2013, the third anniversary of the grant date. The target, or nominal, amount of shares of common stock that were subject to issuance under the performance stock unit award was 100,000. The actual number of shares of common stock subject to this performance stock unit was between 0% and 200% of the target amount, depending upon the company’s total stockholder return as compared to the total stockholder return of a group of pre-selected pharmaceutical companies over a performance period ending on the third anniversary of the grant date. Under the terms of the award, only 2,700 shares were earned and issued based on the company’s total stockholder return as compared to the total stockholder return of a group of pre-selected pharmaceutical companies.

•

2014 Performance-Based Stock Options. In 2014, upon the compensation committee’s recommendation, the board of directors granted the chief executive officer and the other executive officers performance-based stock options under the 2005 Equity Incentive Plan. The performance-based stock options have specific corporate milestone vesting triggers as well as additional time-based vesting conditions. Vesting of 25% occurs upon compensation committee certification of the achievement of an XP23829 clinical development milestone, and an additional 25% would vest on the one-year anniversary of the certification date. Vesting of another 25% occurs upon compensation committee certification of the achievement of a HORIZANT commercial milestone, and the remaining 25% would vest on the one-year anniversary of the certification date. If a performance milestone is not achieved by December 31, 2015, all unvested shares subject to the options terminate. Pursuant to the approved form of stock option agreement under the 2005 Equity Incentive Plan, all shares subject to each performance-based stock option will immediately vest in the event that a recipient’s service with us or a successor entity is actually or constructively terminated without cause within 12 months following the occurrence of a change of control transaction.

Prior to June 2005, we granted options under our 1999 Stock Plan. The 1999 Stock Plan was terminated in connection with our initial public offering so that no further awards may be granted under the plan. Although the 1999 Stock Plan has terminated, all outstanding options will continue to be governed by their existing terms.

If Proposal 4 is approved by our stockholders, the 2014 Plan will become effective as of the date of the 2014 annual meeting and no additional stock awards will be granted under the Prior Plans (although all outstanding stock awards granted under the Prior Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the Prior Plans). In the event that our stockholders do not approve Proposal 4, the 2014 Plan will not become effective and the Prior Plans will continue to be effective in accordance with their terms.

Corporate Bonus Plan – Annual Cash Bonus Awards

XenoPort maintains an annual cash bonus award program to reward executive officers and other employees for attaining company-wide and individual performance objectives. For more information regarding our annual cash bonus award program, see “Compensation Discussion and Analysis – Executive Compensation Program – Corporate Bonus Plan.”

401(k) Plan

Our employees, including executive officers, are eligible to participate in our 401(k) Plan. Our 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401 of the Code. Our 401(k) Plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to a statutory limit, which for most employees was $17,500 in 2013. Employee contributions are held and invested by the plan’s trustee. Our 401(k) Plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. Pursuant to our 401(k) Plan employer match program, the company matches 50% on the first 4% of an employee’s base pay contributions to the 401(k) Plan, subject to certain vesting requirements for new hires.

Additional Benefits

Executive officers are eligible to participate in all of XenoPort’s employee benefit plans, such as medical, dental, vision, health and commute subsidy, flexible time off, short-term disability, long-term disability, group life insurance, Section 125 flexible spending accounts, spot bonus award program and the employee stock purchase plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards granted to the named executive officers that were outstanding as of December 31, 2013.

Outstanding Equity Awards At December 31, 2013 Table

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not	Award Grant Date
Name		Exercisable	Unexercisable	Price	Date	Vested (#)	Vested	Vested (#)	Vested
Ronald W. Barrett, Ph.D.	(1)	66,666	—	$2.70	03/31/2014	—	—	—	—	03/31/2004
	(1)	66,666	—	$6.00	01/04/2015	—	—	—	—	01/04/2005
	(2)	75,000	—	$15.00	01/31/2016	—	—	—	—	01/31/2006
	(2)	75,000	—	$23.96	01/30/2017	—	—	—	—	01/30/2007
	(2)	70,000	—	$59.17	01/30/2018	—	—	—	—	01/30/2008
	(2)	110,000	—	$25.80	01/28/2019	—	—	—	—	01/28/2009
	(2)	39,166	834	$20.05	01/13/2020	—	—	—	—	01/13/2010
	(3)	—	—	—	—	10,000	$57,500	—	—	01/13/2010
	(2)	109,375	40,625	$9.16	01/13/2021	—	—	—	—	01/13/2011
	(3)	—	—	—	—	32,500	$186,875	—	—	01/13/2011
	(2)	35,937	39,063	$4.34	01/13/2022	—	—	—	—	01/13/2012
	(4)	—	—	—	—	56,250	$323,438	—	—	01/13/2012
	(2)	28,645	96,355	$8.80	01/14/2023	—	—	—	—	01/14/2013
	(3)	—	—	—	—	50,000	$287,500	—	—	01/14/2013

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not	Award Grant Date
Name		Exercisable	Unexercisable	Price	Date	Vested (#)	Vested	Vested (#)	Vested
William G. Harris	(1)	16,666	—	$2.70	03/31/2014	—	—	—	—	03/31/2004
	(1)	16,666	—	$6.00	01/04/2015	—	—	—	—	01/04/2005
	(2)	37,500	—	$15.00	01/31/2016	—	—	—	—	01/31/2006
	(2)	30,000	—	$23.96	01/30/2017	—	—	—	—	01/30/2007
	(2)	16,000	—	$59.17	01/30/2018	—	—	—	—	01/30/2008
	(2)	28,000	—	$25.80	01/28/2019	—	—	—	—	01/28/2009
	(2)	39,166	834	$20.05	01/13/2020	—	—	—	—	01/13/2010
	(3)	—	—	—	—	1,250	$7,188	—	—	01/13/2010
	(2)	36,458	13,542	$9.16	01/13/2021	—	—	—	—	01/13/2011
	(3)	—	—	—	—	12,500	$71,875	—	—	01/13/2011
	(2)	14,375	15,625	$4.34	01/13/2022	—	—	—	—	01/13/2012
	(4)	—	—	—	—	22,500	$129,375	—	—	01/13/2012
	(2)	10,312	34,688	$8.80	01/14/2023	—	—	—	—	01/14/2013
	(3)	—	—	—	—	20,000	$115,000	—	—	01/14/2013
Vincent J. Angotti	(5)	9,388	—	$42.59	05/01/2018	—	—	—	—	05/01/2008
	(6)	140,612	—	$42.59	05/01/2018	—	—	—	—	05/01/2008
	(2)	28,000	—	$25.80	01/28/2019	—	—	—	—	01/28/2009
	(2)	44,062	938	$20.05	01/13/2020	—	—	—	—	01/13/2010
	(3)	—	—	—	—	1,250	$7,188	—	—	01/13/2010
	(2)	36,458	13,542	$9.16	01/13/2021	—	—	—	—	01/13/2011
	(3)	—	—	—	—	12,500	$71,875	—	—	01/13/2011
	(2)	23,958	26,042	$4.34	01/13/2022	—	—	—	—	01/13/2012
	(4)	—	—	—	—	22,500	$129,375	—	—	01/13/2012
	(3)	—	—	—	—	18,750	$107,813	—	—	06/01/2012
	(2)	17,187	57,813	$8.80	01/14/2023	—	—	—	—	01/14/2013
	(3)	—	—	—	—	30,000	$172,500	—	—	01/14/2013

Gregory T. Bates, D.V.M.	(5)	13,126	—	$24.32	05/15/2016	—	—	—	—	05/15/2006
	(2)	1,813	—	$23.96	01/30/2017	—	—	—	—	01/30/2007
	(2)	5,000	—	$59.17	01/30/2018	—	—	—	—	01/30/2008
	(2)	8,751	—	$25.80	01/28/2019	—	—	—	—	01/28/2009
	(2)	12,240	261	$20.05	01/13/2020	—	—	—	—	01/13/2010
	(3)	—	—	—	—	375	$2,156	—	—	01/13/2010
	(2)	7,292	2,709	$9.16	01/13/2021	—	—	—	—	01/13/2011
	(3)	—	—	—	—	3,750	$21,563	—	—	01/13/2011
	(2)	9,583	10,417	$4.34	01/13/2022	—	—	—	—	01/13/2012
	(4)	—	—	—	—	15,000	$86,250	—	—	01/13/2012
	(5)	7,500	12,500	$5.38	06/01/2022	—	—	—	—	06/01/2012
	(3)	—	—	—	—	15,000	$86,250	—	—	06/01/2012
	(2)	11,458	38,542	$8.80	01/14/2023	—	—	—	—	01/14/2013
	(3)	—	—	—	—	20,000	$115,000	—	—	01/14/2013

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not	Award Grant Date
Name		Exercisable	Unexercisable	Price	Date	Vested (#)	Vested	Vested (#)	Vested
Gianna M. Bosko	(2)	18,126	—	$13.42	09/08/2015	—	—	—	—	09/08/2005
	(2)	4,125	—	$15.00	01/31/2016	—	—	—	—	01/31/2006
	(2)	14,141	—	$23.96	01/30/2017	—	—	—	—	01/30/2007
	(2)	9,000	—	$59.17	01/30/2018	—	—	—	—	01/30/2008
	(2)	17,500	—	$25.80	01/28/2019	—	—	—	—	01/28/2009
	(2)	29,375	625	$20.05	01/13/2020	—	—	—	—	01/13/2010
	(3)	—	—	—	—	750	$4,313	—	—	01/13/2010
	(5)	48,750	11,250	$6.20	09/10/2020	—	—	—	—	09/10/2010
	(3)	—	—	—	—	4,250	$24,438	—	—	10/01/2010
	(2)	32,812	12,188	$9.16	01/13/2021	—	—	—	—	01/13/2011
	(3)	—	—	—	—	12,500	$71,785	—	—	01/13/2011
	(2)	16,770	18,230	$4.34	01/13/2022	—	—	—	—	01/13/2012
	(4)	—	—	—	—	22,500	$129,375	—	—	01/13/2012
	(2)	11,458	38,542	$8.80	01/14/2023	—	—	—	—	01/14/2013
	(3)	—	—	—	—	20,000	$115,000	—	—	01/14/2013

(1)	The stock option was granted pursuant to our 1999 Stock Plan and was exercisable in full from the time of grant, subject to a right of repurchase by the company that lapsed over the vesting schedule. The option vested monthly over a four-year period from the date of grant.
(2)	The stock option was granted pursuant to our 2005 Equity Incentive Plan and vested or vests, as the case may be, monthly over a four-year period from the date of grant.
(3)	The restricted stock unit award was granted pursuant to our 2005 Equity Incentive Plan and vests annually over a four-year period, with 25% of the restricted stock unit vesting on each anniversary of the grant date. The number of shares underlying the stock awards does not reflect the shares that vested and were released prior to December 31, 2013. The market value of the stock award is based on the closing stock price of $5.75 per share for our common stock as reported on the NASDAQ Global Select Market as of December 31, 2013, the last trading day of the year.
(4)	The restricted stock unit award was granted pursuant to our 2005 Equity Incentive Plan and vests annually over a three-year period, with 25% of the restricted stock unit award vesting on each of the first two anniversaries of the grant date and 50% of the restricted stock unit award vesting on the third anniversary of the grant date. The market value of the stock award is based on the closing stock price of $5.75 per share for our common stock as reported on the NASDAQ Global Select Market as of December 31, 2013, the last trading day of the year.
(5)	The stock option was granted pursuant to our 2005 Equity Incentive Plan and vests over four years, with 25% vesting on the first anniversary of the grant date and 1/48th of the shares vesting monthly thereafter.
(6)	The stock option was granted as a new employee inducement stock option outside of the 2005 Equity Incentive Plan and vests over four years, with 25% vesting on the first anniversary of the grant date and 1/48th of the shares vesting monthly thereafter.

OPTION EXERCISES AND STOCK VESTED IN 2013

The following table sets forth certain information regarding option exercises and the vesting of restricted stock units held by our named executive officers during the fiscal year ended December 31, 2013. The value realized was determined without considering any taxes that may have been owed.

2013 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Ronald W. Barrett, Ph.D.	18,518	$93,146	47,700	$411,957	(4)
William G. Harris	25,000	$129,050	36,000	$295,080
Vincent J. Angotti	—	—	42,250	$329,893
Gregory T. Bates, D.V.M.	—	—	18,156	$137,514
Gianna M. Bosko	—	—	36,812	$292,163

(1)	The value realized on exercise is the difference between the exercise price of each option exercised and the closing price of our common stock on the date of exercise multiplied by the number of shares underlying each option exercised, and does not represent actual amounts received by the named executive officer as a result of the option exercises.
(2)	These amounts represent the aggregate number of shares subject to outstanding restricted stock unit and performance stock unit awards that vested in 2013.
(3)	The value realized on vesting is calculated by multiplying the number of shares underlying the restricted stock units vesting on the applicable vesting date by the closing price of our common stock on that date.
(4)	Includes the value realized from a performance stock unit granted in May 2010 pursuant to which 2,700 shares were both earned and vested in 2013.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Change of Control and Severance Rights Arrangements

See “Employment Agreements and Arrangements – Change of Control and Severance Rights Arrangements – Severance Rights Agreements” above for a description of the severance and change of control agreements with each of the named executive officers.

Equity Compensation Plans and Arrangements

See “Employment Agreements and Arrangements – Change of Control and Severance Rights Arrangements – Equity Plan Arrangements” and “Employment Agreements and Arrangements – Stock Awards” above for a description of potential vesting acceleration of equity awards as a result of a change of control transaction or upon a named executive officer’s actual or constructive termination in connection with a change of control transaction.

Potential Payments upon Termination or Change in Control Table

The table below describes and quantifies the amount of potential compensation and benefits payable to each of the named executive officers upon a qualifying termination without cause or resignation for good reason that occurs outside of the period commencing three months prior to, and ending 18 months following, a change of control, or the Change of Control Period, and a qualifying termination that occurs within the Change of Control Period, assuming the applicable event occurred on December 31, 2013, the last business day of XenoPort’s last fiscal year. The table below also describes and quantifies the vesting acceleration benefit resulting from a change of control transaction where the surviving or acquiring entity elects not to assume, continue or substitute for stock awards, assuming the change of control transaction occurred on December 31, 2013.

Named Executive Officer/Termination Event	Base Salary Continuation		Target Bonus (1)	Prorated Bonus		Continuation of Medical Benefits	Acceleration of Vesting of Stock Awards (2)	Total Termination Benefits
Ronald W. Barrett, Ph.D.
• Change of Control, or COC: Involuntary termination without cause or voluntary termination for good reason within the Change of Control Period	$1,000,000	(3)	$900,000	$450,000	(4)	$65,988	$910,391	$3,326,379
• COC: Surviving or acquiring entity in a COC event elects not to assume, continue or substitute for stock awards	—		—	—		—	$910,391	$910,391
• Non COC: Involuntary termination without cause or voluntary termination for good reason outside the Change of Control Period	$750,000	(5)	—	$0	(6)	$49,491	—	$799,491

William G. Harris
• COC: Involuntary termination without cause or voluntary termination for good reason within the Change of Control Period	$553,792	(3)	$221,517	$147,678	(4)	$45,553	$345,469	$1,314,009
• COC: Surviving or acquiring entity in a COC event elects not to assume, continue or substitute for stock awards	—		—	—		—	$345,469	$345,469
• Non COC: Involuntary termination without cause or voluntary termination for good reason outside the Change of Control Period	$369,195	(5)	—	$0	(6)	$29,596	—	$398,791

Vincent J. Angotti
• COC: Involuntary termination without cause or voluntary termination for good reason within the Change of Control Period	$639,614	(3)	$383,768	$255,846	(4)	$49,491	$525,469	$1,854,188

Named Executive Officer/Termination Event	Base Salary Continuation		Target Bonus (1)	Prorated Bonus		Continuation of Medical Benefits	Acceleration of Vesting of Stock Awards (2)	Total Termination Benefits
• COC: Surviving or acquiring entity in a COC event elects not to assume, continue or substitute for stock awards	—		—	—		—	$525,469	$525,469
• Non COC: Involuntary termination without cause or voluntary termination for good reason outside the Change of Control Period	$426,409	(5)	—	$0	(6)	$32,994	—	$459,403

Gregory T. Bates, D.V.M.
• COC: Involuntary termination without cause or voluntary termination for good reason within the Change of Control Period	$504,000	(3)	$201,600	$134,400	(4)	$30,144	$330,532	$1,200,676
• COC: Surviving or acquiring entity in a COC event elects not to assume, continue or substitute for stock awards	—		—	—		—	$330,532	$330,532
• Non COC: Involuntary termination without cause or voluntary termination for good reason outside the Change of Control Period	$336,000	(5)	—	$0	(6)	$20,096	—	$356,096

Gianna M. Bosko
• COC: Involuntary termination without cause or voluntary termination for good reason within the Change of Control Period	$530,807	(3)	$212,323	$141,548	(4)	$30,139	$370,704	$1,285,521
• COC: Surviving or acquiring entity in a COC event elects not to assume, continue or substitute for stock awards	—		—	—		—	$370,704	$370,704
• Non COC: Involuntary termination without cause or voluntary termination for good reason outside the Change of Control Period	$353,871	(5)	—	$0	(6)	$20,093	—	$373,964

(1)	Represents 200% of Dr. Barrett’s target bonus for the year of termination, paid over 24 months, and 150% of each other named executive officer’s target bonus for the year of termination, paid over 18 months, assuming a change of control event on December 31, 2013.
(2)	The value of restricted stock unit vesting acceleration and stock option vesting acceleration is based on the closing stock price of $5.75 per share for our common stock as reported on the NASDAQ Global Select Market on December 31, 2013, the last trading day of the year, and with respect to in-the-money unvested stock option shares, minus the exercise price of the unvested option shares.
(3)	Represents two years of salary for Dr. Barrett and 18 months of salary for each of the other named executive officers and would have been paid out in accordance with the company’s standard payroll practices over such period.
(4)	Represents such named executive officer’s prorated target bonus for the year of termination, paid in a lump sum, assuming a change of control event on December 31, 2013.

(5)	Represents 18 months of salary for Dr. Barrett and 12 months of salary for each of the other named executive officers and would have been paid out in accordance with the company’s standard payroll practices over such period.
(6)	Represents such named executive officer’s prorated bonus that would have been earned by such named executive officer for the year of termination, paid in a lump sum, assuming a qualifying termination on December 31, 2013. Since no bonuses were ultimately paid in connection with the 2013 performance period, there is no amount included in the table above with respect to a prorated bonus benefit in this termination scenario.

Risk Analysis of Our Compensation Program

Our compensation committee has reviewed our compensation policies, practices and programs as generally applicable to our employees and determined that our policies, practices and programs do not encourage excessive or unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on our company. The design of our compensation policies and programs encourage our employees to remain focused on both our short- and long-term goals. For example, through our use of different types of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components, as well as through our use of performance-based equity awards and multi-year vesting for equity awards and performance criteria under our bonus plans that emphasize the achievement of our overall corporate objectives, we believe that our employee compensation programs promote a long-term stockholder perspective, encourage decisions that will result in sustainable performance over the longer term, and mitigate the risks associated with an undue short-term focus on results.

DIRECTOR COMPENSATION

Our non-employee directors receive cash compensation and equity awards, including stock options to purchase shares of our common stock and restricted stock units, for their services as members of our board of directors in accordance with the levels approved by our board of directors upon recommendation by our compensation committee. Directors who are also employees do not receive any fees or equity compensation for service on the board of directors. Dr. Barrett is our only employee director. Our compensation committee periodically reviews the compensation paid to non-employee directors for their service on our board of directors and committees to ensure such compensation properly reflects the responsibilities and risks in being a director, chairperson and/or committee member and recommends any changes considered appropriate to the full board of directors for approval.

In 2013, the compensation committee retained Radford, an Aon Hewitt Company (Radford), to conduct an independent review of our non-employee director compensation program, including a competitive analysis of industry practices and the director compensation programs among our peer group of companies. Based on the analysis conducted by Radford, the compensation committee recommended, and the board of directors approved, certain changes to our non-employee director compensation program as described below. The changes in cash compensation due to such review were implemented effective July 1, 2013, and are as indicated below. In March 2014, the compensation committee recommended, and the board of directors approved, a restatement of the company’s current director compensation program, or the Director Compensation Program, to be effective upon stockholder approval of the 2014 Plan to provide the automatic equity grants to non-employee directors under the 2014 Plan since no further awards would be made under the 2005 Non-Employee Directors’ Stock Option Plan (as amended) if the 2014 Plan is approved by the stockholders at the 2014 annual meeting.

CASH COMPENSATION

Pursuant to our compensation program for non-employee directors in effect before July 1, 2013, each member of our board of directors who was not our employee received the following cash compensation for board services, as applicable:

•	$20,000 per year for service as a board of directors member (paid as a quarterly retainer);

•	$10,000 per year for service as lead independent director of the board of directors (paid as a quarterly retainer);

•

$10,000 per year for service as chairperson of the audit committee, $5,000 per year for service as chairperson of the compensation committee and $5,000 per year for service as chairperson of the nominating and corporate governance committee (each paid as a quarterly retainer); and

•

$2,000 for each board of directors meeting attended in person (or by video or telephone conference), $2,000 for each audit committee meeting attended in person (or by video or telephone conference), $1,000 for each compensation committee meeting attended in person (or by video or telephone conference) and $1,000 for each nominating and corporate governance committee meeting attended in person (or by video or telephone conference).

Pursuant to our current compensation program for non-employee directors (effective as of July 1, 2013), each member of our board of directors who is not our employee receives the following cash compensation for board services, as applicable:

•	$50,000 per year for service as a board of directors member (annual retainer paid quarterly);

•	$15,000 per year for service as lead independent director of the board of directors (annual retainer paid quarterly);

•

$25,000 per year for service as chairperson of the audit committee, $15,000 per year for service as chairperson of the compensation committee and $10,000 per year for service as chairperson of the nominating and corporate governance committee (each annual retainer paid quarterly); and

•

$12,500 per year for service on the audit committee, $7,500 per year for service on the compensation committee and $5,000 per year for service on the nominating and corporate governance committee (annual retainer paid quarterly).

In addition, all of our non-employee directors are reimbursed for out-of-pocket expenses incurred in attending board of directors and committee meetings and for the reasonable expenses incurred by directors to attend programs designed to provide continuing education regarding the appropriate role of directors in a public company.

EQUITY COMPENSATION

In January 2005, we adopted the 2005 Non-Employee Directors’ Stock Option Plan, or the Directors’ Plan, which became effective in June 2005 in connection with our initial public offering. Currently, each non-employee director is eligible to receive automatic grants of stock options to purchase shares of our common stock under our Amended and Restated 2005 Non-Employee Directors’ Plan, or the Amended Directors’ Plan. Pursuant to the terms of the Amended Directors’ Plan, all individuals who first become a non-employee director receive a one-time initial option to purchase 30,000 shares of our common stock. Such initial option grants vest monthly over two years from the date of the non-employee director’s election or appointment to our board of directors. In addition, any individual who is serving as a non-employee director on the date of each annual meeting of our stockholders receives an option to purchase 15,000 shares of our common stock on such annual meeting date. Such annual option grants vest in a series of 12 successive equal monthly installments measured from the date of grant. Options granted under our Amended Directors’ Plan are not intended to qualify as incentive stock options under the Code. The exercise price of options granted under our Amended Directors’ Plan is equal to 100% of the fair market value of our common stock subject to the option on the grant date. As long as the optionee continues to serve with us or with an affiliate of ours, the option will continue to vest and be exercisable during its term. For options granted under the Amended Directors’ Plan, when the optionee’s service terminates, the optionee may exercise any vested options for a period of three years following the cessation of service. All stock options granted under our Amended Directors’ Plan have a term of ten years. In the event of a corporate transaction in which the surviving or acquiring corporation does not assume, continue or substitute for options held by optionees whose service has not previously terminated, the vesting of such options shall accelerate in full. Further, in the event an optionee is removed or is required to resign from his or her position as a non-employee director in connection with a change of control, such optionee’s options would accelerate in full. In addition, after May 1, 2012, any individual who is serving as a non-employee director on the date of each annual meeting of our stockholders receives a restricted stock unit award, or RSU, covering 5,000 shares under our 2005 Equity Incentive Plan. Such RSUs vest in full on the one-year anniversary of the RSU grant date, assuming continuous service on such vesting date. In the event a non-employee director is removed or is required to resign from his or her position as a non-employee director in connection with a change of control, such individual’s RSUs would accelerate in full.

The 2014 Plan is intended to be the successor to the Amended Directors’ Plan. If Proposal 4 is approved by our stockholders, the 2014 Plan will become effective as of the date of the 2014 annual meeting and no additional stock awards will be granted under the Amended Directors’ Plan (although all outstanding stock awards granted under the Amended Directors’ Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the Amended Directors’ Plan). In the event that our stockholders do not approve Proposal 4, the 2014 Plan will not become effective and the Amended Directors’ Plan will continue to be effective in accordance with their terms. See “Proposal 4 – Approval of 2014 Equity Incentive Plan.” In March 2014, the compensation committee recommended, and the board of directors approved, the Director Compensation Program to be effective upon stockholder approval of the 2014 Plan and to provide for the automatic equity grants to non-employee directors under the 2014 Plan since the Amended Directors’ Plan and 2005 Equity Incentive Plan would be terminated upon effectiveness of the 2014 Plan. The Director Compensation Program provides that:

•

Each person who is elected or appointed for the first time to be a non-employee director automatically will be granted, upon the date of his or her initial election or appointment to be a non-employee director, a nonstatutory stock option to purchase 30,000 shares of the company’s common stock.

•

On the date of each annual meeting of the company’s stockholders, each person who is then a non-employee director and will be continuing as a non-employee director following the date of such annual meeting automatically will be granted (i) a nonstatutory stock option to purchase 15,000 shares of the company’s common stock and (ii) an RSU award covering 5,000 shares of the company’s common stock. Notwithstanding the foregoing, each person who is elected or appointed for the first time to be a non-employee director at an annual meeting of the company’s stockholders will not be granted an annual option grant or an annual RSU grant with respect to such annual meeting.

•

Options granted to non-employee directors are not intended to qualify as incentive stock options under the Code, and the exercise price is equal to 100% of the fair market value of our common stock subject to the option on the grant date. The initial options will vest and become exercisable in a series of 24 successive equal monthly installments over the two-year period measured from the date of grant, subject to the non-employee director’s continuous service through such dates. The annual options will vest and become exercisable in a series of 12 successive equal monthly installments over the one-year period measured from the date of grant, subject to the non-employee director’s continuous service through such dates.

•

Each annual RSU grant will vest in full on the earlier of (1) the one-year anniversary of the date of grant or (2) the date of the next annual meeting of the company’s stockholders following the date of grant, subject to the non-employee director’s continuous service through such date.

•

Vesting of non-employee director options and RSUs (1) may accelerate in full upon a corporate transaction pursuant to the terms of the 2014 Plan and (2) will accelerate in full immediately prior to the effectiveness of a non-employee director’s resignation or removal (and contingent upon the effectiveness of a change in control) in the event that the non-employee director is required to resign his or her position as a non-employee director as a condition of the change in control or the non-employee director is removed from his or her position as a non-employee director in connection with the change in control.

The following table sets forth certain information with respect to the compensation of all non-employee directors of the company for the fiscal year ended December 31, 2013.

Director Compensation for Fiscal 2013 Table

Name (1)	Fees Earned or Paid in Cash	Stock Awards (2)	Option Awards (3)(4)	Total
Paul L. Berns	$58,000	$30,850	$61,133	$149,983
Dennis M. Fenton, Ph.D.	$51,750	$30,850	$61,133	$143,733
John G. Freund, M.D.	$81,250	$30,850	$61,133	$173,233
Catherine J. Friedman	$59,750	$30,850	$61,133	$151,733
Jeryl L. Hilleman	$70,500	$30,850	$61,133	$162,483
Ernest Mario, Ph.D.	$49,500	$30,850	$61,133	$141,483
William J. Rieflin	$45,000	$30,850	$61,133	$136,983
Wendell Wierenga, Ph.D.	$49,750	$30,850	$61,133	$141,733

(1)	Ronald W. Barrett, Ph.D., the company’s chief executive officer, is not included in this table as he is an employee of the company and receives no compensation for service as a director. The compensation received by Dr. Barrett as an employee of the company is shown in the Summary Compensation Table.
(2)	The dollar amounts in this column represent the full grant date fair value calculated in accordance with FASB ASC Topic 718 for restricted stock unit awards granted during the fiscal year. Each director listed in the table above had 5,000 shares subject to outstanding restricted stock units as of December 31, 2013.
(3)	The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 31, 2013 was as follows: 102,500 shares for Mr. Berns; 75,000 shares for Dr. Fenton; 100,000 shares for Dr. Freund; 95,000 shares for Ms. Friedman; 116,666 shares for Ms. Hilleman; 26,250 shares for Dr. Mario; 217,656 shares for Mr. Rieflin; and 100,000 shares for Dr. Wierenga.
(4)	The dollar amounts in this column represent the full grant date fair value of stock option awards granted during the year ended December 31, 2013. These amounts have been calculated in accordance with FASB ASC Topic 718 using the Black Scholes option-pricing model and the assumptions outlined in the footnotes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC.

TRANSACTIONS WITH RELATED PERSONS

POLICY AND PROCEDURES FOR REVIEW OF RELATED-PARTY TRANSACTIONS

Pursuant to the requirements set forth in the applicable Nasdaq listing standards and as set forth in the written charter of the audit committee of our board of directors, the audit committee is charged with reviewing and providing oversight of all related-party transactions for potential conflict-of-interest situations and is also responsible for approving such related-party transactions. Pursuant to our Code of Business Conduct and Ethics, all of our officers, directors and employees are required to report to a compliance officer under the Code of Business Conduct and Ethics any such related-party transaction. In approving or rejecting a proposed related-party transaction, the audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the risks, costs and benefits to XenoPort, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. The audit committee will approve only those related-party transactions that, in light of the known circumstances, are in, or are not inconsistent with, the best interests of XenoPort, as the audit committee determines in the good faith exercise of its discretion.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Transactions with Glaxo Group Limited

In February 2007, we entered into an exclusive collaboration agreement with Glaxo Group Limited, or GSK, to develop and commercialize gabapentin enacarbil in all countries of the world excluding the territory licensed to Astellas Pharma Inc. In November 2010, we amended and restated our collaboration agreement with GSK, pursuant to which we acquired all rights to gabapentin enacarbil outside of the United States previously granted to GSK and obtained the right, but not the obligation, to pursue development of HORIZANT for: (i) the potential treatment of diabetic peripheral neuropathy; (ii) the potential treatment of postherpetic neuralgia, or PHN, to the extent that a product label would reflect a superiority claim over a currently approved drug; and (iii) any additional indications in the United States. GSK remained responsible for further development and regulatory matters with respect to HORIZANT for the potential management of PHN and manufacturing and commercialization of HORIZANT in the United States for all indications. In November 2012, we reached an agreement with GSK to terminate our collaboration agreement pursuant to a termination and transition agreement. The termination and transition agreement also provided for a mutual release of claims and resolved all ongoing litigation between the parties.

Under the terms of the termination and transition agreement, during a transition period that ended on April 30, 2013, GSK continued to exclusively commercialize, promote, manufacture and distribute HORIZANT in the United States. We were not responsible for any losses associated with the terminated collaboration agreement, were no longer eligible to receive any further milestone payments from GSK and did not receive any revenue or incur any losses from GSK’s sales of HORIZANT during the transition period. GSK continued to fully fund the costs associated with the management and conduct of clinical studies initiated by GSK prior to the date of the termination and transition agreement. In addition, prior to the end of the transition period, GSK provided to us inventory of gabapentin enacarbil in GSK’s possession that was not required for use by GSK in the manufacture of HORIZANT. In exchange for such inventory, we will make annual payments to GSK of $1.0 million for six years beginning in 2016. Following the transition period, we assumed all responsibilities for further development, manufacturing and commercialization of HORIZANT in the United States. GSK also continued to supply us with HORIZANT through October 2013 on pricing terms established under the termination and transition agreement, and also performed certain validation work with respect to the 300 mg dosage form of HORIZANT and other services for us through December 2013. We incurred aggregate fees payable to GSK in connection with the 300 mg dose validation work of $143,188 in 2013.

In connection with the termination and transition agreement, pursuant to a separate stock purchase agreement entered into between us and GSK, or the Purchase Agreement, GSK purchased an aggregate of $40.0 million of our common stock in November and December of 2012. Pursuant to the terms of the Purchase Agreement, GSK has agreed that, at any of our stockholder meetings, (i) GSK will appear or otherwise cause all shares of common stock purchased under the Purchase Agreement, or the Shares, to be counted as present for purposes of calculating a quorum, (ii) GSK will vote all of the Shares, in the same proportion (e.g., for, against, withheld, abstain and/or electing any other choice (such as frequency for any stockholder vote on executive compensation)) as the votes that are collectively cast by all other holders of our common stock who are present and voting with respect to such matter and (iii) if such meeting involves a vote regarding a change in control or similar transaction that would give rise to any appraisal rights or dissenter’s rights in respect of the Shares, GSK will waive and not exercise any such appraisal rights or dissenter’s rights. These voting provisions will terminate with respect to any Shares transferred in compliance with the Purchase Agreement, or with respect to all other Shares, upon the earliest of any of the following events: (a) the Shares owned by GSK represent less than 2% of our issued and outstanding common stock; (b) a change in control is consummated with respect to us; and (c) a bankruptcy event; provided, however, that if a change in control transaction occurs, GSK’s obligation to waive and not exercise any appraisal rights or dissenter’s rights will survive until the expiration of any period in which they may be perfected or exercised.

While our transactions with GSK were extensively reviewed, evaluated and approved by our board of directors, such transactions were not specifically reviewed as related-party transactions since, at the time of such transactions, GSK was not yet a related-party. However, consistent with our audit committee charter, the audit committee reviewed and provided oversight over the transaction with GSK.

Participation in Public Offering

On January 29, 2014, we completed an underwritten public offering of 12,000,000 shares of our common stock at a price to the public of $6.00 per share. Net cash proceeds from the public offering were approximately $67.3 million, after deducting the underwriting discounts and commissions and offering expenses payable by us. On February 21, 2014, the underwriters exercised in full their over-allotment option of 1,800,000 shares resulting in cash proceeds of approximately $10.1 million, after deducting the underwriting discounts and commissions and offering expenses payable by us. Based on information provided to us, the number of shares purchased from the underwriters in the offering by each of the persons known to us to beneficially own more than 5% of our outstanding common stock, and the total purchase price for such shares (based on the price to the public of $6.00 per share), is set forth in the table below. None of our directors or executive officers participated in the offering, nor did any of such persons have a direct or indirect material interest in the offering.

Name	Shares Purchased (#)	Purchase Price ($)
Wellington Management Company, LLP	1,711,000	$10,266,000

Orbimed Advisors LLC and affiliates	900,000	$5,400,000

Deerfield Mgmt, L.P. and affiliates	2,000,000	$12,000,000

Capital World Investors	900,000	$5,400,000

Since this offering was public, with the price to the public in the offering determined by a book building process with the underwriters, the offering was not specifically reviewed in advance as a related-party transaction. However, the offering was approved by our board of directors and a pricing committee of our board of directors. Consistent with our audit committee charter, the audit committee subsequently reviewed the offering.

Indemnification Agreements

Our bylaws provide that we are required to indemnify our directors and executive officers to the fullest extent permitted by Delaware law and may indemnify our other officers, employees and other agents as set forth in Delaware law. Our bylaws also provide that we shall advance expenses incurred by a director or executive officer in connection with certain legal proceedings. Our bylaws permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity. We have entered and expect to continue to enter into agreements to indemnify our directors and officers that require us to indemnify such persons against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are XenoPort stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or XenoPort. Direct your written request to XenoPort, Inc., Attention: Investor Relations, at 3410 Central Expressway, Santa Clara, California 95051 or contact XenoPort Investor Relations at (408) 616-7200. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the 2014 annual meeting. If any other matters are properly brought before the 2014 annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Gianna M. Bosko

Secretary

April     , 2014

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013 is available without charge upon written request to: XenoPort, Inc., Secretary, 3410 Central Expressway, Santa Clara, California 95051.

Appendix A

2014 Equity Incentive Plan

XENOPORT, INC.

2014 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS:             , 2014

APPROVED BY THE STOCKHOLDERS:             , 2014

1. GENERAL.

(a) Successor to and Continuation of Prior Plans. The Plan is intended as the successor to, and continuation of, the XenoPort, Inc. 2005 Equity Incentive Plan, the XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan and the XenoPort, Inc. 2010 Inducement Award Plan (collectively, the “Prior Plans”). Following the Effective Date, no additional stock awards may be granted under the Prior Plans. Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m. Pacific time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under the Prior Plans at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for grant and issuance pursuant to Stock Awards granted under the Plan. In addition, from and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the Prior Plans or the XenoPort, Inc. 1999 Stock Plan will remain subject to the terms of the Prior Plans or the XenoPort, Inc. 1999 Stock Plan, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans or the XenoPort, Inc. 1999 Stock Plan that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding options and stock appreciation rights granted under the Prior Plans or the XenoPort, Inc. 1999 Stock Plan with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option or stock appreciation right on the date of grant (the “Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m. Pacific time on the Effective Date will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) [                    ] shares (which number is the sum of (i) the number of shares [(                    )]* subject to the Prior Plans’ Available Reserve and (ii) an additional 2,500,000 new shares) plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(iii) Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one (1) share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant; and (B) 1.4 shares for each share of Common Stock issued pursuant to a Full Value Award.

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (C) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with such Full Value Award, such shares will again become available for issuance under the Plan (collectively, the “2014 Plan Returning Shares”). For each (1) 2014 Plan Returning Share subject to a Full Value Award or (2) Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the Plan will increase by 1.4 shares.

(ii) Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award will no longer be available for issuance under the Plan, including any shares subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 12,000,000 shares of Common Stock.

*	To be determined on date of 2014 annual meeting

(d) Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i) A maximum of two million (2,000,000) shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of two million (2,000,000) shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of five million dollars ($5,000,000) may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical;

provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability or upon a Change in Control and other than for Cause), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or

Disability or upon a Change in Control and other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination on or after a Change in Control. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as of or within twelve (12) months following a Change in Control, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(l) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(m) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(m) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the

Code, the Board or the Committee), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Committee and Board Discretion. The Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction or any completion of any Performance Goals, shares subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of any further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award or in any director compensation policy of the Company:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution will be set by the Board in accordance with the provisions of Section 2.

(ii) Stock Awards Held by Current Participants and Recent Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated more than three (3) months prior to the effective time of the Corporate Transaction (referred to as the “Current Participants and Recent Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Other Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants and Recent Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, but in the absence of such provision, no such acceleration will occur.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11. EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

12. CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected principally for the purpose of changing the domicile of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means XenoPort, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2014, provided this Plan is approved by the Company’s stockholders at such meeting.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll) “Performance Criteria” means the one or more criteria that the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee (or Board, if applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; and (33) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Committee or Board.

(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee (or Board, if applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

(nn) “Performance Period” means the period of time selected by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or Board, if applicable).

(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp) “Plan” means this XenoPort, Inc. 2014 Equity Incentive Plan.

(qq) “Restricted Stock Award” means an award of shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ww) “Rule 701” means Rule 701 promulgated under the Securities Act.

(xx) “Securities Act” means the Securities Act of 1933, as amended.

(yy) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(zz) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(aaa) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(bbb) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ddd) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Appendix B

Supplemental Information Regarding Particpants

SUPPLEMENTAL INFORMATION

REGARDING PARTICIPANTS

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our 2014 annual meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our directors and nominees are set forth under Proposal 1 of this Proxy Statement, titled “Election of Directors.” The names of our directors and nominees are set forth below, and the business address for all our directors and nominees is c/o XenoPort, 3410 Central Expressway, Santa Clara, California 95051.

Nominees:

Ronald W. Barrett, Ph.D.

Jeryl L. Hilleman

Wendell Wierenga, Ph.D.

Continuing Directors:

Ernest Mario, Ph.D.

Paul L. Berns

Dennis M. Fenton, Ph.D.

John G. Freund, M.D.

Catherine J. Friedman

William J. Rieflin

Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with XenoPort, and the business address for each person is c/o XenoPort, 3410 Central Expressway, Santa Clara, California 95051.

Executive Officers:

Ronald W. Barrett, Ph.D., Chief Executive Officer

William G. Harris, Senior Vice President of Finance and Chief Financial Officer

Vincent J. Angotti, Executive Vice President, Chief Operating Officer

Gregory T. Bates, D.V.M., Senior Vice President, Regulatory Affairs and Quality

Gianna M. Bosko, Senior Vice President, Chief Legal Officer and Secretary

Richard K. Kim, M.D., Senior Vice President, Clinical Development & Medical Affairs, Chief Medical Officer

David R. Savello, Ph.D., Senior Vice President of Development Operations

Additional Employees:

Sharon Amick, Senior Director, Human Resources

Jacqueline Cossmon, Senior Director, Investor Relations

Richard Farley, Vice President, Human Resources

Thomas McCracken, Vice President, Associate General Counsel and Assistant Secretary

Information Regarding Ownership of Company Securities by Participants

The number of shares of XenoPort common stock beneficially owned by our directors and named executive officers as of March 17, 2014 is set forth under the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement. The following table sets forth the number of shares beneficially owned as of March 17, 2014 by our other executive officers and employees who are deemed “participants” in our solicitation of proxies. Except as otherwise noted below, each person identified in the table below, to our knowledge, has sole voting and investment power with respect to the securities they hold, other than property rights of spouses.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total

Richard Kim(2)	3,583	*
David Savello(3)	352,590	*
Sharon Amick(4)	48,299	*
Jacqueline Cossmon(5)	18,888	*
Richard Farley(6)	109,430	*
Thomas McCracken	—	*

*	Less than one percent.
(1)	Percentages are based on 61,859,732 shares outstanding on March 17, 2014, adjusted as required by rules promulgated by the SEC. All shares of common stock subject to restricted stock units vesting or stock options exercisable within 60 days after March 17, 2014 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such restricted stock units or stock options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.
(2)	Includes 2,083 shares that Dr. Kim has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(3)	Includes 274,084 shares that Dr. Savello has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(4)	Includes 15,105 shares that Ms. Amick has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(5)	Includes 15,939 shares that Ms. Cossmon has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.
(6)	Includes 101,977 shares that Mr. Farley has the right to acquire within 60 days of March 17, 2014 through the exercise of stock options.

Information Regarding Transactions in XenoPort Securities by Participants

The following table sets forth information regarding purchases and sales of XenoPort securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Sharon Amick
	05/15/2012	2,926	Purchase of common stock under employee stock purchase plan
	07/02/2012	9,000	Grant of restricted stock unit award
	11/15/2012	2,160	Purchase of common stock under employee stock purchase plan
	01/14/2013	10,000	Grant of restricted stock unit award
	01/14/2013	2,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(1,097)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	2,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(1,097)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	150	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	150	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	1,500	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(550)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	05/15/2013	1,775	Purchase of common stock under employee stock purchase plan
	07/02/2013	4,500	Vesting of restricted stock units and acquisition of common stock
	07/02/2013	(1,650)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	11/15/2013	444	Purchase of common stock under employee stock purchase plan
	01/13/2014	2,500	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(1,097)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	2,500	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(1,097)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units

Name	Transaction Date	# of Shares	Transaction Description
	01/13/2014	150	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(65)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	2,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(1,097)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	12,000	Grant of option to acquire common stock
	02/24/2014	3,000	Grant of restricted stock unit award
Vincent J. Angotti
	06/01/2012	25,000	Grant of restricted stock unit award
	08/10/2012	2,500	Vesting of restricted stock units and acquisition of common stock
	08/10/2012	(917)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	11/15/2012	2,543	Purchase of common stock under employee stock purchase plan
	01/14/2013	58,474	Grant of option to acquire common stock
	01/14/2013	30,000	Grant of restricted stock unit award
	01/14/2013	16,526	Grant of option to acquire common stock
	01/14/2013	7,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(3,291)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	6,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(2,438)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	1,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/28/2013	1,000	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	(366)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	03/12/2013	20,000	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(7,516)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	05/15/2013	3,944	Purchase of common stock under employee stock purchase plan

Name	Transaction Date	# of Shares	Transaction Description
	06/03/2013	6,250	Vesting of restricted stock units and acquisition of common stock
	06/03/2013	(2,348)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	11/15/2013	2,403	Purchase of common stock under employee stock purchase plan
	01/13/2014	7,500	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(3,248)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	6,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(2,742)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	1,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	7,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(2,751)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	91,897	Grant of option to acquire common stock
	02/24/2014	25,000	Grant of option to acquire common stock
	02/24/2014	25,000	Grant of option to acquire common stock
	02/24/2014	20,000	Grant of restricted stock unit award
	02/24/2014	18,103	Grant of option to acquire common stock
Ronald W. Barrett, Ph.D.
	05/11/2012	(23,000)	Gift (disposition from family trust)
	01/14/2013	111,803	Grant of option to acquire common stock
	01/14/2013	50,000	Grant of restricted stock unit award
	01/14/2013	18,750	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(7,046)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	16,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(6,056)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	13,197	Grant of option to acquire common stock
	01/14/2013	10,000	Vesting of restricted stock units and acquisition of common stock

Name	Transaction Date	# of Shares	Transaction Description
	01/14/2013	(4,380)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	03/12/2013	18,518	Exercise of stock options and acquisition of common stock
	03/12/2013	(6,468)	Common stock surrendered to satisfy the exercise price in connection with the exercise of stock options
	05/13/2013	2,700	Vesting of preformance-based restricted stock units and acquisition of common stock
	05/13/2013	(1,014)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of performance-based restricted stock units
	01/13/2014	18,750	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(7,043)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	16,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(6,243)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	10,000	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(4,388)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	12,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(4,697)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/21/2014	37,037	Exercise of stock options and acquisition of common stock
	02/21/2014	(16,611)	Common stock surrendered to satisfy the exercise price in connection with the exercise of stock options
	02/21/2014	29,629	Exercise of stock options and acquisition of common stock
	02/21/2014	(13,288)	Common stock surrendered to satisfy the exercise price in connection with the exercise of stock options
	02/24/2014	117,294	Grant of option to acquire common stock
	02/24/2014	57,500	Grant of option to acquire common stock
	02/24/2014	57,500	Grant of option to acquire common stock
	02/24/2014	40,000	Grant of restricted stock unit award
	02/24/2014	17,706	Grant of option to acquire common stock
Gregory T. Bates, D.V.M.
	06/01/2012	20,000	Grant of option to acquire common stock
	06/01/2012	20,000	Grant of restricted stock unit award
	01/14/2013	26,832	Grant of option to acquire common stock
	01/14/2013	23,168	Grant of option to acquire common stock
	01/14/2013	20,000	Grant of restricted stock unit award

Name	Transaction Date	# of Shares	Transaction Description
	01/14/2013	5,000	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(2,194)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	3,750	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(1,645)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	(1,052)	Transfer of equity awards pursuant to divorce decree
	01/14/2013	750	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(329)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	(210)	Transfer of equity awards pursuant to divorce decree
	01/28/2013	562	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	(281)	Transfer of equity awards pursuant to divorce decree
	03/12/2013	11,250	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(5,625)	Transfer of equity awards pursuant to divorce decree
	06/03/2013	5,000	Vesting of restricted stock units and acquisition of common stock
	06/14/2013	(7,500)	Sale of common stock
	01/13/2014	5,000	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(2,194)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	3,750	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(1,645)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	(1,214)	Transfer of equity awards pursuant to divorce decree
	01/13/2014	750	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(329)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	(242)	Transfer of equity awards pursuant to divorce decree
	01/14/2014	5,000	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(2,178)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	33,290	Grant of option to acquire common stock
	02/24/2014	14,000	Grant of restricted stock unit award
	02/24/2014	13,710	Grant of option to acquire common stock

Name	Transaction Date	# of Shares	Transaction Description
	02/24/2014	12,000	Grant of option to acquire common stock
	02/24/2014	12,000	Grant of option to acquire common stock
Paul L. Berns
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
Gianna M. Bosko
	05/15/2012	5,196	Purchase of common stock under employee stock purchase plan
	10/01/2012	4,250	Vesting of restricted stock units and acquisition of common stock
	10/01/2012	(1,558)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	11/15/2012	1	Purchase of common stock under employee stock purchase plan
	01/14/2013	31,884	Grant of option to acquire common stock
	01/14/2013	20,000	Grant of restricted stock unit award
	01/14/2013	18,116	Grant of option to acquire common stock
	01/14/2013	7,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(3,050)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	6,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(2,742)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	750	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(329)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/28/2013	562	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	(206)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	03/12/2013	17,500	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(6,576)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	10/01/2013	4,250	Vesting of restricted stock units and acquisition of common stock
	10/01/2013	(1,597)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units

Name	Transaction Date	# of Shares	Transaction Description
	01/13/2014	7,500	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(3,275)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	6,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(2,742)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	750	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(329)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	5,000	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(1,875)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	24,082	Grant of option to acquire common stock
	02/24/2014	9,918	Grant of option to acquire common stock
	02/24/2014	9,000	Grant of restricted stock unit award
	02/24/2014	8,500	Grant of option to acquire common stock
	02/24/2014	8,500	Grant of option to acquire common stock
Jacqueline Cossmon
	05/15/2012	3,026	Purchase of common stock under employee stock purchase plan
	05/16/2012	(3,026)	Sale of common stock
	07/02/2012	8,000	Grant of restricted stock unit award
	08/31/2012	(423)	Sale of common stock
	11/15/2012	2,172	Purchase of common stock under employee stock purchase plan
	11/16/2012	(2,896)	Sale of common stock
	12/12/2012	(1,090)	Sale of common stock
	01/14/2013	7,500	Grant of restricted stock unit award
	01/14/2013	1,875	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(822)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	1,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(109)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units

Name	Transaction Date	# of Shares	Transaction Description
	01/28/2013	150	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	(65)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	03/12/2013	2,500	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(917)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	05/15/2013	2,373	Purchase of common stock under employee stock purchase plan
	05/22/2013	(2,373)	Sale of common stock
	07/02/2013	4,000	Vesting of restricted stock units and acquisition of common stock
	07/02/2013	(1,503)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	09/13/2013	(6,061)	Sale of common stock
	11/15/2013	1,131	Purchase of common stock under employee stock purchase plan
	11/18/2013	(1,131)	Sale of common stock
	01/13/2014	1,875	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(822)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	1,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(109)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	1,875	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(822)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	10,000	Grant of option to acquire common stock
	02/24/2014	3,000	Grant of restricted stock unit award
Richard Farley
	07/02/2012	22,000	Grant of restricted stock unit award
	07/02/2012	1,250	Vesting of restricted stock units and acquisition of common stock
	07/02/2012	(458)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units

Name	Transaction Date	# of Shares	Transaction Description
	01/14/2013	29,411	Grant of option to acquire common stock
	01/14/2013	15,000	Grant of restricted stock unit award
	01/14/2013	3,750	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	1,875	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	589	Grant of option to acquire common stock
	07/01/2013	1,250	Vesting of restricted stock units and acquisition of common stock
	07/01/2013	(469)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	07/02/2013	11,000	Vesting of restricted stock units and acquisition of common stock
	07/02/2013	(4,133)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	12/03/2013	(6,000)	Sale of common stock
	12/04/2013	(4,000)	Sale of common stock
	12/16/2013	(5,000)	Sale of common stock
	01/13/2014	3,750	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(1,645)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	1,875	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(822)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	3,750	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(1,645)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	17,804	Grant of option to acquire common stock
	02/24/2014	17,196	Grant of option to acquire common stock
	02/24/2014	9,000	Grant of restricted stock unit award
Dennis M. Fenton, Ph.D.
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/16/2013	5,000	Vesting of restricted stock units and acquisition of common stock
John G. Freund, M.D.
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/16/2013	5,000	Vesting of restricted stock units and acquisition of common stock

Name	Transaction Date	# of Shares	Transaction Description
Catherine J. Friedman
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/16/2013	5,000	Vesting of restricted stock units and acquisition of common stock
William G. Harris
	05/15/2012	722	Purchase of common stock under employee stock purchase plan
	11/15/2012	440	Purchase of common stock under employee stock purchase plan
	01/14/2013	26,427	Grant of option to acquire common stock
	01/14/2013	20,000	Grant of restricted stock unit award
	01/14/2013	18,573	Grant of option to acquire common stock
	01/14/2013	7,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(3,291)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	6,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(2,456)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	1,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/18/2013	15,000	Exercise of stock options and acquisition of common stock
	01/28/2013	1,000	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	(366)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	03/12/2013	20,000	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(7,516)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	05/15/2013	601	Purchase of common stock under employee stock purchase plan
	09/24/2013	10,000	Exercise of stock options and acquisition of common stock
	11/15/2013	417	Purchase of common stock under employee stock purchase plan
	01/13/2014	7,500	Vesting of restricted stock units and acquisition of common stock

Name	Transaction Date	# of Shares	Transaction Description
	01/13/2014	(3,268)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	6,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(2,742)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	1,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2014	5,000	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(1,837)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	35,416	Grant of option to acquire common stock
	02/24/2014	17,000	Grant of restricted stock unit award
	02/24/2014	14,584	Grant of option to acquire common stock
	02/24/2014	13,000	Grant of option to acquire common stock
	02/24/2014	13,000	Grant of option to acquire common stock
Jeryl L. Hilleman
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/16/2013	5,000	Vesting of restricted stock units and acquisition of common stock
Richard K. Kim, M.D.
	08/01/2013	90,000	Grant of option to acquire common stock
	08/01/2013	20,000	Grant of restricted stock unit award
	02/24/2014	50,000	Grant of option to acquire common stock
	02/24/2014	17,000	Grant of restricted stock unit award
	02/24/2014	11,916	Grant of option to acquire common stock
	02/24/2014	9,514	Grant of option to acquire common stock
	02/24/2014	3,486	Grant of option to acquire common stock
	02/24/2014	1,084	Grant of option to acquire common stock
Ernest Mario, Ph.D.
	06/15/2012	30,000	Grant of option to acquire common stock
	08/09/2012	10,000	Open market purchase of common stock
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/22/2013	20,000	Open market purchase of common stock
	09/27/2013	18,750	Exercise of stock options and acquisition of common stock
Thomas McCracken
	02/03/2014	70,000	Grant of option to acquire common stock
	02/03/2014	10,000	Grant of restricted stock unit award

Name	Transaction Date	# of Shares	Transaction Description
William J. Rieflin
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/16/2013	5,000	Vesting of restricted stock units and acquisition of common stock
David R. Savello, Ph.D.
	01/14/2013	22,370	Grant of option to acquire common stock
	01/14/2013	20,000	Grant of restricted stock unit award
	01/14/2013	17,630	Grant of option to acquire common stock
	01/14/2013	7,500	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(3,291)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	5,000	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(1,997)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/14/2013	1,250	Vesting of restricted stock units and acquisition of common stock
	01/14/2013	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/28/2013	875	Vesting of restricted stock units and acquisition of common stock
	01/28/2013	(320)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	03/12/2013	20,000	Vesting of restricted stock units and acquisition of common stock
	03/12/2013	(7,516)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	7,500	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(3,281)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	5,000	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(2,194)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	01/13/2014	1,250	Vesting of restricted stock units and acquisition of common stock
	01/13/2014	(548)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units

Name	Transaction Date	# of Shares	Transaction Description
	01/14/2014	5,000	Vesting of restricted stock units and acquisition of common stock
	01/14/2014	(1,914)	Common stock surrendered to satisfy withholding obligations in connection with the vesting of restricted stock units
	02/24/2014	13,420	Grant of option to acquire common stock
	02/24/2014	7,580	Grant of option to acquire common stock
	02/24/2014	7,500	Grant of restricted stock unit award
	02/24/2014	6,000	Grant of option to acquire common stock
	02/24/2014	6,000	Grant of option to acquire common stock
Wendell Wierenga, Ph.D.
	05/16/2012	15,000	Grant of option to acquire common stock
	05/16/2012	5,000	Grant of restricted stock unit award
	05/14/2013	15,000	Grant of option to acquire common stock
	05/14/2013	5,000	Grant of restricted stock unit award
	05/16/2013	5,000	Vesting of restricted stock units and acquisition of common stock

XenoPort, Inc.

c/o MacKenzie Partners

105 Madison Avenue

VOTE BY INTERNET WWW.CESVOTE.COM

VOTE BY TELEPHONE 1-888-693-8683

New York, NY 10016

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2014

Use the Internet 24 hours a day, 7 days a week to transmit your voting instructions until 11:59 p.m. Eastern Time on [ ], 2014. Have your proxy card available when you access the web site www.cesvote.com and follow the simple instructions to record your vote.

Vote by telephone 1-888-693-8683

Use any touch-tone telephone 24-hours a day, 7 days a week to transmit your voting instructions until 11:59 p.m. Eastern Time on [ ] , 2014. Have your proxy card available when you call the Toll-Free number

1-888-693-8683 and follow the simple instructions to record your vote.

Vote by Mail

Mark, sign and date your proxy card and return it using the postage-paid envelope provided or return your proxy card to: XenoPort, Inc., c/o MacKenzie Partners, 105 Madison Avenue, New York, NY 10016 to ensure your proxy is received prior to the Annual Meeting. If you are voting by telephone or the Internet, please do not mail your proxy card.

Vote by Internet

Access the Website and

submit your vote:

www.cesvote.com

Vote by Telephone

Call Toll-Free using a

touch-tone telephone:

1-888-693-8683

Vote by Mail

Mark, sign, date and return

your proxy in the postage-paid

envelope provided

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on _____ __, 2014 at 8:00 a.m., local time, at XenoPort’s Offices Located at 3410 Central Expressway, Santa Clara, California 95051.

The proxy statement and annual report to stockholders are available at www.ViewOurMaterial.com/XNPT

Control Number

RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL

XenoPort, Inc. White Proxy Card

The undersigned hereby appoints Ronald W. Barrett and Gianna M. Bosko, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of XenoPort, Inc. that the undersigned may be entitled to vote at the 2014 annual meeting of stockholders of XenoPort, Inc., to be held at XenoPort’s offices located at 3410 Central Expressway, Santa Clara, California 95051 on [ ], 2014, at 8:00 a.m., local time, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters indicated on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the 2014 annual meeting of stockholders or any adjournment or postponement thereof.

Stockholder Signature

Stockholder Signature (Joint Owner)

Date:

Please sign exactly as your name appears on this proxy. Joint owners should each sign. If signing on behalf of a corporation or as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a partnership, please sign in partnership name by authorized person.

Please sign and date this proxy where indicated above before mailing.

XenoPort, Inc. White Proxy Card

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of XenoPort’s nominees listed in Proposal 1, “FOR” Proposals 2, 3 and 4, “AGAINST” Proposals 5, 6, 7 and 8, and “FOR” Proposals 9, 10, 11, 12, 13 and 14. In their discretion, the holders of this proxy are authorized to vote upon any and all other matters that may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

The Board of Directors Recommends a Vote FOR the nominees named below and FOR Proposals 2 – 4

1. To elect three Class 3 directors to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified.

Nominees:

(1) Ronald W. Barrett, Ph.D. (2) Jeryl L. Hilleman (3) Wendell Wierenga, Ph.D.

FOR ALL WITHHOLD ALL FOR ALL EXCEPT*

* To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominee(s) on the following line

2. To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as XenoPort’s independent registered public accounting firm for the fiscal year ending

December 31, 2014.

3. To approve, on an advisory basis, the compensation of XenoPort’s named executive officers, as disclosed in the accompanying proxy statement.

4. To approve the XenoPort, Inc. 2014 Equity Incentive Plan

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

The Board of Directors Recommends a Vote AGAINST Proposals 5 – 8

5. Stockholder proposal to amend XenoPort’s bylaws to provide for the repeal of any provision of XenoPort’s bylaws not in effect on August 11, 2005, if properly presented before the meeting.

6. Stockholder proposal to amend Section 24 of Article IV of XenoPort’s bylaws to provide that the compensation of an incumbent director not up for election at an annual meeting of stockholders be limited to $35,000 per year unless such director’s performance is approved by the affirmative vote of the holders of a majority of the shares present in person or by proxy at such annual meeting, if properly presented before the meeting.

7. Stockholder proposal to amend subsection (a) of Section 28 of Article V of XenoPort’s bylaws to disqualify from serving as an officer of XenoPort any director or any nominee for director who receives a vote of the holders of less than a majority of the outstanding shares of XenoPort at any meeting of stockholders, unless that disqualification would violate the terms of any agreement of XenoPort entered into prior to February 10, 2014 (except as a result of “qualifying termination”), if properly presented before the meeting

8. Stockholder proposal requesting the board of directors to take all available steps to amend XenoPort’s certificate of incorporation and its bylaws to eliminate any supermajority stockholder approval vote requirements in respect of amendments to XenoPort’s bylaws, if properly presented before the meeting.

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

The Board of Directors Recommends a Vote FOR Proposals 9 – 14

9. Stockholder proposal to approve of the performance of Paul L. Berns as a director of XenoPort since the 2013 annual meeting of stockholders, if properly presented before the meeting.

10. Stockholder proposal to approve of the performance of Dennis M. Fenton as a director of XenoPort since the 2013 annual meeting of stockholders, if properly presented before the meeting.

11. Stockholder proposal to approve of the performance of John G. Freund as a director of XenoPort since the 2013 annual meeting of stockholders, if properly presented before the meeting.

12. Stockholder proposal to approve of the performance of Catherine J. Friedman as a director of XenoPort since the 2013 annual meeting of stockholders, if properly presented before the meeting.

13. Stockholder proposal to approve of the performance of Ernest Mario as a director of XenoPort since the 2013 annual meeting of stockholders, if properly presented before the meeting.

14. Stockholder proposal to approve of the performance of William J. Rieflin as a director of XenoPort since the 2013 annual meeting of stockholders, if properly presented before

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

(Continued and to be signed on the reverse side)